                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-4025
                                  ----------------------------------------------

                        AMERICAN CENTURY MUNICIPAL TRUST
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI                                  64111
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip code)

      CHARLES A. ETHERINGTON, 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  816-531-5575
                                                   -----------------------------

Date of fiscal year end:  05-31
                        --------------------------------------------------------

Date of reporting period:  05-31-2007
                         -------------------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

[front cover]

AMERICAN CENTURY INVESTMENTS
Annual Report                   May 31, 2007

[photo of summer]

Tax-Free Money Market Fund
Tax-Free Bond Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

We have the privilege of providing you with the annual report for the American
Century(R) Tax-Free Money Market and Tax-Free Bond funds for the 12 months ended
May 31, 2007. We've gathered this information to help you monitor your investment. Another resource is our website, americancentury.com, where we post company news, portfolio commentaries, investment views, and other communications about portfolio strategy, personal finance, government policy, and the markets.

Speaking of company news, American Century Investments announced the following leadership changes. Chief Investment Officer Mark Mallon retired in the first quarter of 2007, after nearly a decade with us. Effective January 1, 2007, former International Equity CIO Enrique Chang became CIO with responsibilities for the entire investment management operation. Prior to joining us in 2006,
Enrique worked at Munder Capital Management, serving the last four years as president and CIO. Before that, he held a series of senior investment management positions at Vantage Global Advisors, J. & W. Seligman and Co., and General
Reinsurance Corp.

In January 2007, President and Chief Executive Officer Bill Lyons announced his retirement after nearly 20 years at American Century Investments. Chief
Financial Officer Jonathan Thomas was appointed president and CEO effective
March 1, 2007. Since 2005, Jonathan has overseen our financial area, with additional responsibilities in purchasing, facilities, real estate, information technology, operations, and human resources. Before joining us, Jonathan was a managing director and global chief operating officer of Morgan Stanley's investment division, and worked in senior leadership roles for Bank of America,
Boston Financial Services, and Fidelity Investments.

We wish to thank Mark and Bill for their many years of distinguished service --
American Century Investments is a stronger company as a result of their hard work. And we firmly believe their roles in our firm have transitioned to two talented, committed, and experienced top executives.

[photo of James E. Stowers, Jr.]

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER AND CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

TABLE OF CONTENTS

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .       2
      U.S. Fixed-Income Total Returns. . . . . . . . . . . . . . . . . . .       2

TAX-FREE MONEY MARKET

TAX-FREE BOND

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American
Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[Photo of Chief Investment Officer]

By David MacEwen, Chief Investment Officer, Fixed Income

FED PAUSE TRIGGERED BOND RALLY

U.S. bonds mostly rallied during the 12 months ended May 31, 2007. The bulk of the rally came in the second half of 2006, following the last of the Federal
Reserve's (the Fed's) 17 short-term interest rate increases from June 2004 to
June 2006. The Fed's decision to hold rates steady beginning with its August
2006 meeting came in the face of falling energy prices and moderating economic growth and inflation expectations at that time.

During the reporting period, U.S. gross domestic product (GDP) growth slowed to an annual rate below 2.5%, less than the 3-4% rate of the past several calendar years. Meanwhile, near-term inflation worries flared for about nine months as the trailing 12-month percentage change in core consumer prices (without volatile food and energy prices) lingered at five-year highs before finishing
May at 2.2%. But forecasts of moderate GDP growth going forward limited longer-term inflation fears, and equity market volatility in the first quarter of 2007 helped push down yields. These competing factors meant the yield on the generic 10-year AAA municipal note spent the last half of the reporting period fluctuating in a narrow range between about 3.70% and 3.90%.

BONDS BENEFITED, MUNICIPALS RALLIED

Mixed economic reports, stock market volatility, and subprime mortgage woes boosted demand for Treasury bonds, driving yields down across the Treasury yield curve. The Treasury curve flattened, with little difference in yield between two- and 10-year notes. The municipal curve flattened as well, as short yields edged up while demand for longer-term notes and bonds pushed their yields lower.

Though all sectors of the U.S. bond market posted gains, the broad investment-grade municipal market underperformed the broad investment-grade taxable market, which is typical when Treasurys rally.

High-yield municipals outperformed investment-grade municipals for the 12 months--yield-seeking investors continued to embrace high-yield bonds as a result of the flat shape of the curve. By the end of May, high-yield municipal bonds had racked up 19 consecutive months of gains, according to Lehman
Brothers.

U.S. Fixed-Income Total Returns For the 12 months ended May 31, 2007

LEHMAN BROTHERS MUNICIPAL MARKET INDICES
Municipal Bond                             4.84%
3-Year Municipal Bond                      3.58%
5-Year General Obligation (GO)             3.55%
Long-Term Municipal Bond                   6.28%
Non-Investment-Grade (High-Yield)          8.95%

TAXABLE MARKET RETURNS
Lehman Brothers U.S. Aggregate Index       6.66%
Lehman Brothers U.S. Treasury Index        5.86%
3-Month Treasury Bill                      5.23%
10-Year Treasury Note                      5.97%

------
2

PERFORMANCE
Tax-Free Money Market

Total Returns as of May 31, 2007
                                          Average Annual Returns
                                              10             Since      Inception
                            1 year   5 years  years(1)   Inception(1)      Date

INVESTOR CLASS               3.26%    1.75%     2.42%        3.31%       7/31/84

AVERAGE RETURN OF
LIPPER'S TAX-EXEMPT MONEY
MARKET FUNDS(2)              2.95%    1.45%     2.11%      3.16%(3)         --

Fund's Lipper Ranking(2)
 as of 5/31/07              13 of
                              112    5 of 92   5 of 75    5 of 27(3)        --
 as of 6/30/07              13 of
                              108    5 of 88   5 of 72    5 of 27(3)        --

(1)  Fund returns and rankings would have been lower if management fees had not been waived from 8/1/97 to 7/31/98. Beginning on 8/1/98, management fees were phased in at a rate of 0.10% each month until 12/1/98.

(2)  Data provided by Lipper Inc. - A Reuters Company. (C) 2007 Reuters. All
     rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

     Lipper Fund Performance - Performance data is total return, and is preliminary and subject to revision.

     Lipper Rankings - Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.

     The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3)  Since 8/31/84, the date nearest the fund's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit ammericancentury.com. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

An investment in the fund is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

------
3

PORTFOLIO COMMENTARY
Tax-Free Money Market

Portfolio Managers: Todd Pardula and Steven Permut

PERFORMANCE SUMMARY

Tax-Free Money Market returned 3.26% for the 12 months ended May 31, 2007, surpassing the 2.95% average return of the 112 funds in Lipper Inc.'s tax-exempt money market funds category. The fund's one-year return ranked in the top 12% of its Lipper group, and its performance rankings over longer time horizons are even better (see the previous page).

HIGHER MUNICIPAL MONEY MARKET RATES

Municipal money market rates rose during the one-year period; Tax-Free Money
Market's seven-day current yield increased from 3.02% to 3.41%. Rates were relatively steady for much of the period, reflecting the Federal Reserve's (the
Fed's) stable interest rate policy. After 17 short-term interest rate hikes between June 2004 and June 2006, the Fed held rates unchanged through the end of
May 2007. Slowing economic activity during most of the period, driven primarily by a sharp downturn in the housing market, led to expectations of a rate cut, but the Fed stood pat as core inflation (excluding food and energy) remained above the Fed's 1-2% comfort level.

Most of the increase in municipal money market rates occurred during the last two months of the reporting period. Yields spiked higher in mid-April, as they often do around tax time because many investors take money out of municipal money market funds to pay their taxes. However, rates remained at these higher levels through the end of the period thanks to an abundant supply of municipal money market securities resulting from higher tender option bond issuance. Over the past year, issuance of tender option bonds--a type of synthetic floating-rate security--has increased dramatically, which has helped temper seasonal fluctuations in municipal money market yields.

PORTFOLIO STRATEGY

Floating-rate municipal notes continued to comprise the bulk of the portfolio--in excess of 90% throughout the one-year period. This positioning, especially in a rising interest rate environment, helped the portfolio outperform its Lipper peer group over the last 12 months. Our ability to scour the market for floating-rate notes that offer the most attractive yields has also contributed to the fund's longer-term outperformance.

Yields as of May 31, 2007

7-Day Current Yield
                                      3.41%

7-Day Effective Yield
                                      3.46%

7-Day Tax-Equivalent Current Yields(1)
25.00% Tax Bracket                   4.55%
28.00% Tax Bracket                   4.74%
33.00% Tax Bracket                   5.09%
35.00% Tax Bracket                   5.25%

(1)  The tax brackets indicated are for federal taxes only. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

------
4

Tax-Free Money Market

Given our emphasis on floating-rate securities, the fund's weighted average maturity remained fairly short during the period. The average maturity was around 10 days at the start of the period, but we extended it notably on two occasions in 2006--investing in one-year tax and revenue anticipation notes issued by the Philadelphia School District in June, and adding one-year notes issued by the City of Milwaukee in December. These moves caused the average maturity to lengthen out to more than 30 days in mid-December.

Since then, however, we allowed the average maturity to gradually decline, and it ended the period at 15 days.

STARTING POINT FOR NEXT REPORTING PERIOD

We expect the Fed to hold short-term interest rates steady through the end of
2007. The Fed is being pulled in two different directions--rising inflation figures suggest the need for higher rates, but the slumping housing market points toward lower rates. Consequently, the Fed will likely remain on hold in the coming months.

Within the portfolio, we plan to maintain our current positioning, with a continued emphasis on floating-rate notes and a relatively short weighted average maturity.

Portfolio Composition by Credit Rating
                        % of fund      % of fund
                       investments    investments
                          as of          as of
                         5/31/07       11/30/06

A-1+                       80%            67%
A-1                        20%            33%

Portfolio Composition by Maturity
                         % of fund     % of fund
                        investments   investments
                           as of         as of
                          5/31/07       11/30/06

1-30 days                   96%           93%
31-90 days                   --            --
91-180 day                   1%            --
More than 180 days           3%            7%

------
5

SCHEDULE OF INVESTMENTS
Tax-Free Money Market

MAY 31, 2007

Principal Amount            ($ IN THOUSANDS)                                 Value

Municipal Securities -- 99.3%

ALABAMA -- 0.3%

     $ 800  Mobile Industrial Development Board Rev., (Holnam Inc.),
            VRDN, 3.90%, 6/6/07 (LOC: Bayerische Landesbank)                 $ 800
                                                                          --------
ARIZONA -- 2.4%
     6,750  Maricopa County Industrial Development Auth. Rev.,
            (Michael Pylman Dairies), VRDN, 3.92%, 6/7/07 (LOC:
            LaSalle Bank N.A)                                                6,750
                                                                          --------
CALIFORNIA -- 3.8%
     2,420  Alameda County Industrial Development Auth. Rev., (BAT
            Properties LLC), VRDN, 3.97%, 6/7/07 (LOC: Bank of the
            West)                                                            2,420
       954  California Economic Development Financing Auth. Rev.,
            (Wesflex Pipe Manufacturing), VRDN, 4.10%, 6/7/07 (LOC:
            Wells Fargo Bank N.A.)                                             954
     7,000  Puttable Floating Option Tax-Exempt Receipts, VRDN, 4.25%,
            6/7/07 (LOC: Lloyds TSB Bank plc) (Acquired 6/8/05, Cost
            $7,000)(1)                                                       7,000
                                                                          --------
                                                                            10,374
                                                                          --------
COLORADO -- 5.5%
     2,985  Arvada Water Enterprise Rev., VRDN, 3.95%, 6/1/07 (FSA)
            (SBBPA: Dexia Public Finance Bank)                               2,985
     2,900  City of Thornton Industrial Development Rev., (Kroger
            Co.), VRDN, 3.91%, 6/7/07 (LOC: U.S. Bank N.A.)                  2,900
     2,100  Colorado Health Facilities Auth. Rev., (Boulder Community
            Hospital), VRDN, 3.90%, 6/6/07 (LOC: Bank One Colorado
            N.A.)                                                            2,100
     5,800  Colorado Housing & Finance Auth. Rev., (Kroger Co.), VRDN,
            3.91%, 6/7/07 (LOC: U.S. Bank N.A.)                              5,800
     1,500  Hotchkiss Industrial Development Rev., (Kroger Co.), VRDN,
            3.91%, 6/7/07 (LOC: U.S. Bank N.A.)                              1,500
                                                                          --------
                                                                            15,285
                                                                          --------

Principal Amount            ($ IN THOUSANDS)                                 Value

FLORIDA -- 5.8%
   $ 5,825  Broward County Health Facilities Auth. Rev., (John Knox
            Village), VRDN, 3.92%, 6/1/07 (RADIAN) (SBBPA: SunTrust
            Bank)                                                          $ 5,825
     4,915  Florida Housing Finance Agency Rev., VRDN, 3.87%, 6/7/07
            (SBBPA: Merrill Lynch Capital Services) (Acquired
            2/6/04-4/19/04, Cost $4,915)(1)                                  4,915
     4,300  Miami-Dade County Industrial Development Auth. Rev.,
            (Palmer Trinity Private College), VRDN, 3.84%, 6/7/07
            (LOC: Keybank N.A.)                                              4,300
       700  Seminole County Industrial Development Auth. Rev., VRDN,
            3.96%, 6/7/07 (LOC: Bank of America N.A.)                          700
       225  Sunshine State Governmental Financing Commission Rev.,
            VRDN, 3.95%, 6/1/07 (Ambac) (SBBPA: Dexia Credit Local)            225
                                                                          --------
                                                                            15,965
                                                                          --------
GEORGIA -- 2.0%
     5,495  Fulton County Development Auth. Rev., (Automatic Data
            Processing), VRDN, 3.80%, 6/15/07                                5,495
                                                                          --------
HAWAII -- 1.8%
     3,000  Hawaii Pacific Health Rev., Series 2004 B, (Department
            Budget & Finance), VRDN, 3.85%, 6/6/07 (RADIAN) (SBBPA:
            Bank of Nova Scotia)                                             3,000
     2,000  Hawaii Pacific Health Rev., Series 2004 B2, (Department
            Budget & Finance), VRDN, 3.85%, 6/6/07 (RADIAN) (SBBPA:
            Bank of Nova Scotia)                                             2,000
                                                                          --------
                                                                             5,000
                                                                          --------
IDAHO -- 1.1%
     3,000  Lincoln County Industrial Development Corp. Rev., (Double
            A Dairy), VRDN, 3.92%, 6/7/07 (LOC: Northwest Farm Credit
            and Bank of America N.A.)                                        3,000
                                                                          --------

------
6

Tax-Free Money Market

Principal Amount            ($ IN THOUSANDS)                                 Value

INDIANA -- 9.6%

   $ 2,300  Indianapolis Local Public Improvement Bank Bonds Rev.,
            Series 2005 G-3, (Waterworks), VRDN, 3.78%, 6/7/07 (MBIA)
            (SBBPA: Depfa Bank plc)                                        $ 2,300
     2,800  Jasper County Industrial Development Rev., (Newberry Farms
            LLC), VRDN, 3.92%, 6/7/07 (LOC: Farm Credit Services
            America and Bank of the West)                                    2,800
     5,130  La Porte Industrial Development Rev., (KKO Realty), VRDN,
            3.92%, 6/7/07 (LOC: Bank of New York)                            5,130
     1,515  Morgan County Rev., Series 2002 A, (Morgan Hospital &
            Medical Center), VRDN, 3.89%, 6/7/07 (LOC: Fifth Third
            Bank)                                                            1,515
    11,545  Morgan County Rev., Series 2002 B, (Morgan Hospital &
            Medical Center), VRDN, 3.84%, 6/7/07 (LOC: Fifth Third
            Bank)                                                           11,545
     3,250  Vincennes Economic Development Rev., (Grandview Care
            Inc.), VRDN, 4.08%, 6/7/07 (LOC: Bank One N.A.)                  3,250
                                                                          --------
                                                                            26,540
                                                                          --------
KENTUCKY -- 0.7%
     1,000  Murray Industrial Building Rev., (Kroger Co.), VRDN,
            3.91%, 6/7/07 (LOC: U.S. Bank N.A.)                              1,000
     1,000  Winchester Industrial Building Rev., (Kroger Co.), VRDN,
            3.91%, 6/7/07 (LOC: U.S. Bank N.A.)                              1,000
                                                                          --------
                                                                             2,000
                                                                          --------
LOUISIANA -- 9.4%
    13,000  Jefferson Sales Tax District Rev., VRDN, 3.86%, 6/7/07
            (Ambac) (SBBPA: JPMorgan Chase Bank)                            13,000
     2,800  Louisiana Local Government Environmental Facilities &
            Community Development Auth. Rev., (Trinity Episcopal
            School), VRDN, 3.86%, 6/6/07 (LOC: Whitney National Bank
            and SunTrust Bank)                                               2,800

Principal Amount            ($ IN THOUSANDS)                                 Value

   $10,000  Louisiana Local Government Environmental Facilities &
            Community Development Auth. Rev., Series 2006 A, (Capital
            and Equipment Acquisition Program), VRDN, 3.86%, 6/7/07
            (Ambac) (SBBPA: BNP Paribas)                                  $ 10,000
                                                                          --------
                                                                            25,800
                                                                          --------
MARYLAND -- 0.3%
       725  Maryland Economic Development Corp. Rev., Series 2002 B,
            (Federation of American Societies), VRDN, 3.86%, 6/6/07
            (LOC: SunTrust Bank)                                               725
                                                                          --------
MASSACHUSETTS -- 2.5%
     4,900  Massachusetts Development Finance Agency Rev., (Wentworth
            Technology Institute), VRDN, 3.84%, 6/7/07 (RADIAN)
            (SBBPA: Bank of New York)                                        4,900
     2,000  Massachusetts Development Finance Agency Rev., Series 2004
            A, (Northfield Mount Hermon), VRDN, 3.84%, 6/7/07 (RADIAN)
            (SBBPA: Fleet National Bank)                                     2,000
                                                                          --------
                                                                             6,900
                                                                          --------
MICHIGAN -- 0.2%
       600  Detroit Rev., Series 2006 A, (Sewage Disposal System),
            VRDN, 3.78%, 6/7/07 (FGIC) (SBBPA: Depfa Bank plc)                 600
                                                                          --------
MINNESOTA -- 4.6%
     6,140  Dakota County Community Development Agency Rev., (Catholic
            Finance Corp.), VRDN, 3.90%, 6/6/07 (LOC: U.S. Bank N.A.)        6,140
     6,500  East Grand Forks Rev., (American Crystal Sugar Co.), VRDN,
            3.92%, 6/7/07 (LOC: Cobank ACB and Wachovia Bank N.A.)           6,500
                                                                          --------
                                                                            12,640
                                                                          --------
MISSISSIPPI -- 0.9%
     2,570  Mississippi Business Finance Corp. Rev., Series 2004 B,
            VRDN, 3.88%, 6/7/07 (LOC: Wells Fargo Bank N.A.)                 2,570
                                                                          --------

------
7

Tax-Free Money Market

Principal Amount            ($ IN THOUSANDS)                                 Value

MISSOURI -- 7.1%

   $ 6,700  Jackson County Industrial Development Auth. Rev., (Linda
            Hall Library), VRDN, 3.88%, 6/7/07 (LOC: Commerce Bank
            N.A.)                                                          $ 6,700
     2,480  Kansas City Industrial Development Auth. Rev., (Plaza
            Manor Nursing), VRDN, 3.91%, 6/7/07 (LOC: First National
            Bank of Omaha and Comerica Bank)                                 2,480
     1,060  Missouri Development Finance Board Rev., (J & J
            Enterprises), VRDN, 3.84%, 6/6/07 (LOC: Commerce Bank N.A.)      1,060
     9,250  Missouri Health & Educational Facilities Auth. Rev.,
            (Pembroke Hill School), VRDN, 3.88%, 6/7/07 (LOC: Commerce
            Bank N.A.)                                                       9,250
                                                                          --------
                                                                            19,490
                                                                          --------
NEW YORK -- 0.7%
     1,895  New York City Industrial Development Agency Civic Facility
            Rev., (1998 Peninsula Hospital Center), VRDN, 4.08%,
            6/7/07 (LOC: JPMorgan Chase Bank)                                1,895
                                                                          --------
NORTH CAROLINA -- 0.5%
     1,310  University of North Carolina System Pool Rev., Series 2006
            A, 4.00%, 10/1/07 (MBIA)                                         1,312
                                                                          --------
OHIO -- 0.5%
     1,435  County of Hamilton Rev., Series 2006 A, (Sales Tax),
            4.00%, 12/1/07                                                   1,438
                                                                          --------
PENNSYLVANIA -- 4.3%
     5,750  Philadelphia School District Tax & Revenue Anticipation
            Notes GO, Series 2006 A, 4.50%, 6/29/07 (State Aid
            Withholding) (LOC: Bank of America N.A.)                         5,753
     6,000  Puttable Floating Option Tax-Exempt Receipts, VRDN, 3.84%,
            6/7/07 (LIQ FAC: Merrill Lynch Capital Services) (Acquired
            3/1/07, Cost $6,000)(1)                                          6,000
                                                                          --------
                                                                            11,753
                                                                          --------

Principal Amount            ($ IN THOUSANDS)                                 Value

SOUTH CAROLINA -- 4.2%
   $ 3,500  BB&T Municipal Trust, VRDN, 3.85%, 6/7/07, (LOC: Branch
            Banking & Trust) (LIQ FAC: Branch Banking & Trust)
            (Acquired 5/24/07, Cost $3,500)(1)                             $ 3,500
     8,150  South Carolina Jobs Economic Development Auth Rev.,
            (Greenville Technical College), VRDN, 3.90%, 6/7/07 (LOC:
            SunTrust)                                                        8,150
                                                                          --------
                                                                            11,650
                                                                          --------
TENNESSEE -- 4.8%
     7,880  Bradley County Industrial Development Board Rev., (Kroger
            Co.), VRDN, 3.91%, 6/7/07 (LOC: U.S. Bank N.A.)                  7,880
     4,015  Memphis Health Educational & Housing Facility Board Rev.,
            (Not-For-Profit Multifamily Housing Acquisition Program),
            VRDN, 3.98%, 6/7/07 (SBBPA: AIG SunAmerica Life Assurance
            Co.)                                                             4,015
     1,400  Sevier County Public Building Auth. Rev., (Local
            Government Public Improvement), VRDN, 3.92%, 6/1/07,
            (Ambac) (SBBPA: Depfa Bank plc)                                  1,400
                                                                          --------
                                                                            13,295
                                                                          --------
TEXAS -- 15.7%
    13,700  Brazos Harbor Industrial Development Corp. Rev., (BASF
            Corporation), VRDN, 3.95%, 6/6/07                               13,700
    10,000  Crawford Education Facilities Corp. Rev., (University
            Package System A), VRDN, 3.85%, 6/7/07 (LOC: BNP Paribas)       10,000
     5,500  Gulf Coast Industrial Development Auth. Rev., (Petrounited
            Term Inc.), VRDN, 3.86%, 6/7/07 (LOC: BNP Paribas)               5,500
     3,000  Hale County Industrial Development Corp. Rev.,
            (Struikmans), VRDN, 3.92%, 6/7/07 (LOC: Farm Credit
            Services America and Bank of the West)                           3,000
     4,000  Hale County Industrial Development Corp. Rev., (White
            River Ranch), VRDN, 3.92%, 6/7/07 (LOC: Wells Fargo Bank
            N.A.)                                                            4,000

------
8

Tax-Free Money Market

Principal Amount            ($ IN THOUSANDS)                                 Value

   $ 5,380  Muleshoe Economic Development Corp. Rev., (John Lyle &
            Grace Ajean), VRDN, 3.92%, 6/7/07 (LOC: Wells Fargo Bank
            N.A.)                                                          $ 5,380
     2,000  Upper Trinity Regional Water District, 3.65%, 6/18/07
            (LOC: Bank of America N.A)                                       2,000
                                                                          --------
                                                                            43,580
                                                                          --------
VIRGINIA -- 0.8%
     2,100  Bristol Industrial Development Auth. Rev., (Bristol Health
            Care Center Inc.), VRDN, 3.85%, 6/1/07 (LOC: Regions Bank)       2,100
                                                                          --------
WASHINGTON -- 5.1%
    14,000  Washington Health Care Facilities Auth. Rev., (Swedish
            Health Services), VRDN, 3.85%, 6/6/07 (LOC: Citibank N.A.)
            (Acquired 3/9/07, Cost $14,000)(1)                              14,000
                                                                          --------
WEST VIRGINIA -- 1.5%
     4,000  West Virginia Economic Development Auth. Rev., (Collins
            Hardwood Co.), VRDN, 3.92%, 6/7/07 (LOC: Bank of America
            N.A. and American AG Credit)                                     4,000
                                                                          --------
WISCONSIN -- 3.2%
     7,000  City of Milwaukee GO, Series 2006 S11, 3.70%, 1/2/08             7,000
     1,905  Wisconsin Health & Educational Facilities Auth. Rev.,
            Series 2006 A, (Marshfield Clinic), VRDN, 3.85%, 6/7/07
            (LIQ FAC: Merrill Lynch Capital Services) (Acquired
            1/19/06, Cost $1,905)(1)                                         1,905
                                                                          --------
                                                                             8,905
                                                                          --------

Principal Amount            ($ IN THOUSANDS)                                 Value

TOTAL INVESTMENT SECURITIES -- 99.3%                                      $273,862
                                                                          --------
OTHER ASSETS AND LIABILITIES -- 0.7%                                         1,871
                                                                          --------
TOTAL NET ASSETS -- 100.0%                                                $275,733
                                                                          ========

Notes to Schedule of Investments

Ambac = Ambac Assurance Corporation

FGIC = Financial Guaranty Insurance Co.

FSA = Financial Security Assurance, Inc.

GO = General Obligation

LIQ FAC = Liquidity Facilities

LOC = Letter of Credit

MBIA = MBIA Insurance Corporation

RADIAN = Radian Asset Assurance, Inc.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective May 31, 2007.

(1)  Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at May 31, 2007 was $37,320 (in thousands), which represented 13.5% of total net assets. None of the restricted securities were considered illiquid.

See Notes to Financial Statements.

------
9

PERFORMANCE
Tax-Free Bond

Total Returns as of May 31, 2007
                                             Average Annual Returns
                                                           10          Since     Inception
                                 1 year     5 years       years      Inception      Date

INVESTOR CLASS                    4.08%      3.87%        4.83%        5.36%       3/2/87

LEHMAN BROTHERS MUNICIPAL
5-YEAR GO INDEX                   3.55%      3.51%        4.63%        5.46%(1)       --

AVERAGE RETURN OF LIPPER'S
INTERMEDIATE MUNICIPAL DEBT
FUNDS(2)                          3.57%      3.49%        4.42%        5.55%(3)       --

Investor Class's Lipper
Ranking(2)
 as of 5/31/07                   33 of 158   35 of 113    12 of 75     9 of 13(3)     --

 as of 6/30/07                   25 of 158   34 of 112    13 of 74    10 of 13(3)     --

Institutional Class               4.28%       --          --           3.44%      4/15/03

Advisor Class                     3.82%       --          --           2.90%      7/29/05

(1)  Since 2/28/87, the date nearest the Investor Class's inception for which data are available.

(2)  Data provided by Lipper Inc. - A Reuters Company. (C) 2007 Reuters. All
     rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

     Lipper Fund Performance - Performance data is total return, and is preliminary and subject to revision.

     Lipper Rankings - Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.

     The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3)  Since 3/31/87, the date nearest the Investor Class's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
10

Tax-Free Bond

Growth of $10,000 Over 10 Years
$10,000 investment made May 31, 1997

One-Year Returns Over 10 Years
Periods ended May 31
               1998     1999     2000     2001      2002    2003      2004     2005     2006     2007
Investor
Class          7.60%    4.07%   0.44%    10.77%    6.45%    9.31%    -0.79%    5.16%    1.87%    4.08%

Lehman
Brothers
Municipal
5-Year GO
Index          6.95%    4.90%   0.65%    10.17%    6.33%    8.72%    -0.22%    4.47%    1.24%    3.55%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
11

PORTFOLIO COMMENTARY
Tax-Free Bond

Lead Portfolio Managers: Robert Miller and Steven Permut

PERFORMANCE SUMMARY

Tax-Free Bond returned 4.08%* for the 12 months ended May 31, 2007. By comparison, the Lehman Brothers Municipal 5-Year GO Index returned 3.55%, while the average return of the 158 intermediate municipal debt funds tracked by
Lipper Inc. was 3.57%. The portfolio's average annual returns exceeded those of its Lipper group average for the one-, five-, and 10-year periods ended May 31,
2007 (see page 10).

The portfolio's absolute return reflected the positive performance of the municipal market as a whole (see the Market Perspective on page 2). Relative to the Lipper group, we believe the portfolio benefited from our duration (price sensitivity to interest rate changes), credit, and state allocation decisions.

RATE POSITIONING HELPED

We use a relative value approach to investing, looking for securities that we believe offer attractive risk and return characteristics. This means we often put our investment capital to work in bonds trading at attractive valuations or temporarily depressed levels. In regard to the portfolio's rate sensitivity, this approach led us to make modest, tactical adjustments to duration, lengthening it at the beginning of the fiscal year in anticipation of benefiting from a strong technical period for municipal bonds.

Having a longer duration helped performance as rates fell (and bond prices rose)
for much of the second half of 2006. But with generally healthy economic growth in 2007 and expectations of higher inflation in the market, bonds looked rich after the big rally. As a result, we began to shorten the portfolio's duration, ending the period slightly short of what we believe is our peer group average.

GIVING CREDIT

We also helped performance by taking an overweight position relative to the peer group in bonds rated BBB and A. The spread, or difference in yield, between these lower-rated bonds and AAA securities tightened to historically low levels during the period. When credit spreads narrow, lower-rated bonds outperform.

But this means that we were being compensated with less yield than in the past for taking on additional credit risk. As a result, we've been paring back that overweight position in recent months. In their place we added bonds higher in quality or from sectors likely to hold up better in an economic slowdown. For example, we bought some hospital bonds--these securities aren't sensitive to economic cycles, and were trading at attractive levels because of a temporary increase in supply.

Yields as of May 31, 2007

30-Day SEC Yield
Investor Class                               3.61%
Institutional Class                          3.82%
Advisor Class                                3.36%

Investor Class 30-Day Tax-Equivalent Yields(1)
25.00% Tax Bracket                           4.81%
28.00% Tax Bracket                           5.01%
33.00% Tax Bracket                           5.39%
35.00% Tax Bracket                           5.55%

(1) The tax brackets indicated are for federal taxes only. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

*All fund returns referenced in this commentary are for Investor Class shares.

------
12

Tax-Free Bond

                                  ADDING YIELD

Another way we enhanced returns was by taking advantage of yield discrepancies between bonds issued by different states and U.S. territories. For example, we increased our holdings in Illinois and California municipal securities at attractive levels during stepped-up issuance in October and December, respectively. It also helped to maintain an underweight position in Florida bonds, whose performance was challenged by a large amount of supply at the same time the state eliminated its intangibles tax, reducing demand.

It's also worth mentioning that we ended the reporting period with about 7% of assets in very short-term Puerto Rico commercial paper. These securities skew the portfolio's overall credit quality down because of their BBB rating.
However, we felt they offered an excellent risk/reward profile because they have money market-like maturities but yields comparable to even the longest-term municipal bonds.

STARTING POINT FOR NEXT REPORTING PERIOD

"We continue to focus on the fund's repeatable, multi-layered investment process, based on thorough credit analysis, security selection, and investment monitoring over time. We think our track record versus our competition validates this steady, long-term approach to investing," says portfolio manager Robert
Miller. "We're also working hard to position the portfolio for slower economic growth. This means we're looking at lengthening duration slightly, trading up in credit quality, and shifting into more defensive sectors, such as hospital bonds, when we think we can add them at attractive relative values."

Portfolio Composition by Credit Rating
                     % of fund         % of fund
                    investments       investments
                       as of             as of
                      5/31/07           11/30/06

AAA                     63%               66%
AA                       9%               10%
A                        7%                7%
BBB                     21%               17%

Top Five States & Territories as of May 31, 2007
                       % of net          % of net
                     assets as of      assets as of
                       5/31/07           11/30/06

Puerto Rico              9.2%              2.0%
Washington               7.5%              8.7%
Texas                    7.0%              7.8%
Arizona                  6.5%              5.7%
California               6.3%              4.7%

------
13

SCHEDULE OF INVESTMENTS
Tax-Free Bond

MAY 31, 2007

Principal Amount            ($ IN THOUSANDS)                                 Value

Municipal Securities -- 93.0%

ALABAMA -- 0.8%

     $ 865  Alabama Water Pollution Control Auth., 5.75%, 8/15/18
            (Ambac)                                                          $ 919
       190  East Central Industrial Development Auth. Rev., 5.25%,
            9/1/08, Prerefunded at 100% of Par (Ambac)(1)                      194
       810  East Central Industrial Development Auth. Rev., 5.25%,
            9/1/13 (Ambac)                                                     825
       645  Helena Utilities Board Rev., 5.75%, 4/1/12, Prerefunded at
            101% of Par (MBIA)(1)                                              703
       840  Helena Utilities Board Rev., 5.75%, 4/1/12, Prerefunded at
            101% of Par (MBIA)(1)                                              916
     1,035  Helena Utilities Board Rev., 5.75%, 4/1/12, Prerefunded at
            101% of Par (MBIA)(1)                                            1,124
       790  Helena Utilities Board Rev., 5.75%, 4/1/12, Prerefunded at
            101% of Par (MBIA)(1)                                              857
                                                                          --------
                                                                             5,538
                                                                          --------
ALASKA -- 0.2%
     1,125  Borough of Aleutians East Rev., (Aleutian Pribilof Islands
            Inc.), 5.00%, 6/1/20 (ACA)                                       1,160
                                                                          --------
ARIZONA -- 6.5%
       935  Arizona Board of Regents COP, Series 2006 A, (University
            of Arizona), 5.00%, 6/1/18 (Ambac)                                 996
     1,275  Arizona Health Facilities Auth. Rev., (Blood Systems
            Inc.), 4.00%, 4/1/12                                             1,260
     1,175  Arizona Health Facilities Auth. Rev., (Blood Systems Inc.,
            4.50%, 4/1/16                                                    1,173
     3,000  Arizona Health Facilities Auth. Rev., Series 2007 A,
            (Banner Health), 5.00%, 1/1/17                                   3,174
     5,000  Arizona Health Facilities Auth. Rev., Series 2007 A,
            (Banner Health), 5.00%, 1/1/25(2)                                5,156
     7,500  Arizona Health Facilities Auth. Rev., Series 2007 B,
            (Banner Health), VRDN, 4.40%, 7/2/07                             7,500
     1,000  Arizona Tourism & Sports Auth. Rev., (Baseball Training
            Facilities), 5.00%, 7/1/11                                       1,029

Principal Amount            ($ IN THOUSANDS)                                 Value

   $ 1,000  Arizona Tourism & Sports Auth. Rev., (Baseball Training
            Facilities), 5.00%, 7/1/12                                     $ 1,033
     2,000  Arizona Tourism & Sports Auth. Rev., Series 2003 A,
            (Multipurpose Stadium Facility), 5.25%, 7/1/17 (MBIA)            2,128
     2,130  Energy Management Services LLC Rev., (Arizona State
            University - Main Campus), 4.50%, 7/1/12 (MBIA)                  2,195
     1,155  Maricopa County Gilbert Unified School District No. 41 GO,
            5.75%, 7/1/11 (FSA)                                              1,239
     2,415  Maricopa County Saddle Mountain Unified School District
            No. 90 GO, Series 2003 A, 5.25%, 7/1/11                          2,514
     2,000  Maricopa County Saddle Mountain Unified School District
            No. 90 GO, Series 2003 A, 5.25%, 7/1/12                          2,094
     1,000  Mohave County Community College District Rev., (State
            Board of Directors), 6.00%, 3/1/10, Prerefunded at 100% of
            Par (MBIA)(1)                                                    1,056
     2,155  Mohave County Industrial Development Auth., Series 2004 A,
            (Mohave Prison), 5.00%, 4/1/14 (XLCA)                            2,278
     1,200  Pima County Indian Oasis-Baboquivari Unified School
            District No. 40, Series 2002 A, 4.60%, 7/1/13 (MBIA)             1,240
     2,600  Pima County Tucson Unified School District No. 1 GO,
            4.625%, 7/1/13 (FSA)(2)                                          2,690
     3,970  Pinal County COP, 5.00%, 12/1/25(2)                              4,067
     1,000  Queen Creek Improvement District No. 1 Special Tax Rev.,
            5.00%, 1/1/16                                                    1,026
     3,085  South Tucson Municipal Property Corp. Rev., 5.50%,
            6/1/24(2) 3,200
                                                                          --------
                                                                            47,048
                                                                          --------
CALIFORNIA -- 6.3%
     7,500  California GO, 5.00%, 6/1/26(2)                                  7,797
     1,505  California Municipal Finance Auth. COP, (Community
            Hospitals of Central California Obligated Group), 5.00%,
            2/1/15                                                           1,553

------
14

Tax-Free Bond

Principal Amount            ($ IN THOUSANDS)                                 Value

   $ 1,000  California Municipal Finance Auth. COP, (Community
            Hospitals of Central California Obligated Group), 5.00%,
            2/1/17                                                         $ 1,029
     1,000  California Public Works Board Lease, Series 1994 A,
            (Various University of California Projects), 6.20%, 10/1/08      1,002
     1,000  California Statewide Communities Development Auth. Rev.,
            Series 2002 E, (Kaiser Permanente), 4.70%, 6/1/09                1,016
       230  California Statewide Communities Development Auth. Water &
            Waste Rev., Series 2004 A, (Pooled Financing Program),
            5.00%, 10/1/12 (FSA)(1)                                            243
       845  California Statewide Communities Development Auth. Water &
            Waste Rev., Series 2004 A, (Pooled Financing Program),
            5.00%, 10/1/12 (FSA)(1)                                            894
       430  California Statewide Communities Development Auth. Water &
            Waste Rev., Series 2004 A, (Pooled Financing Program),
            5.25%, 10/1/13, Prerefunded at 101% of Par (FSA)(1)                468
     1,570  California Statewide Communities Development Auth. Water &
            Waste Rev., Series 2004 A, (Pooled Financing Program),
            5.25%, 10/1/19 (FSA)                                             1,691
     3,000  Foothill-De Anza Community College District GO, Series
            2007 A, (Election of 2006), 5.00%, 8/1/22 (Ambac)(2)             3,193
     1,250  Foothill-De Anza Community College District GO, Series
            2007 B, (Election of 2006), 5.00%, 8/1/17 (Ambac)                1,340
     2,000  Foothill-De Anza Community College District GO, Series
            2007 B, (Election of 2006), 5.00%, 8/1/22 (Ambac)                2,129
     2,000  Foothill-De Anza Community College District GO, Series
            2007 B, (Election of 2006), 5.00%, 8/1/27 (Ambac)                2,117
     2,100  Golden State Tobacco Securitization Corp. Settlement Rev.,
            Series 2007 A-1, 5.00%, 6/1/16                                   2,173

Principal Amount            ($ IN THOUSANDS)                                 Value

   $ 1,000  Golden State Tobacco Securitization Corp. Settlement Rev.,
            Series 2007 A-1, 4.50%, 6/1/17                                   $ 992
     2,500  Golden State Tobacco Securitization Corp. Settlement Rev.,
            Series 2007 A-1, 5.00%, 6/1/17                                   2,580
     1,070  Hesperia Unified School District COP, (2007 Capital
            Improvement), 5.00%, 2/1/17 (Ambac)                              1,149
     3,000  Imperial Irrigation District COP, (Water Systems), 5.50%,
            7/1/29 (Ambac)(2)                                                3,189
     2,200  Manteca Unified School District GO, 5.25%, 8/1/14,
            Prerefunded at 100% of Par (FSA)(1)                              2,390
     1,000  Plumas Unified School District GO, 5.25%, 8/1/20 (FSA)           1,107
     2,145  San Francisco Uptown Parking Corporation Rev., (Union
            Square), 5.50%, 7/1/15 (MBIA)                                    2,299
     1,000  San Francisco Uptown Parking Corporation Rev., (Union
            Square), 6.00%, 7/1/20 (MBIA)                                    1,093
     2,000  San Francisco Uptown Parking Corporation Rev., (Union
            Square), 6.00%, 7/1/31 (MBIA)                                    2,171
     1,575  San Marcos Public Facilities Auth. Tax Allocation Rev.,
            Series 2006 A (Project Area No. 3), 5.00%, 8/1/20 (Ambac)        1,673
                                                                          --------
                                                                            45,288
                                                                          --------
COLORADO -- 2.4%
     1,100  Arapahoe County Water & Wastewater Public Improvement
            District GO, Series 2002 B, 5.75%, 12/1/17 (MBIA)                1,194
       900  Colorado Educational & Cultural Facilities Auth. Rev.,
            (University Facilities-Northwest Nazarene), 4.75%, 11/1/10         913
       800  Colorado Educational & Cultural Facilities Auth. Rev.,
            (University Facilities-Northwest Nazarene), 4.60%, 11/1/16         788
     1,000  Colorado Health Facilities Auth. Rev., (The Evangelical
            Lutheran Good Samaritan Society), 5.25%, 6/1/20                  1,044

------
15

Tax-Free Bond

Principal Amount            ($ IN THOUSANDS)                                 Value

   $ 1,300  Colorado Health Facilities Auth. Rev., (The Evangelical
            Lutheran Good Samaritan Society), 5.25%, 6/1/21                $ 1,354
       450  Colorado Water Resources & Power Development Auth. Rev.,
            Series 2000 A, 6.25%, 9/1/10, Prerefunded at 100% of Par(1)        483
        50  Colorado Water Resources & Power Development Auth. Rev.,
            Series 2000 A, 6.25%, 9/1/16                                        54
     1,430  Denver West Metropolitan District GO, 5.25%, 12/1/24             1,471
     1,000  Douglas & Elbert Counties School District No. Re-1 GO,
            Series 2002 B, 5.75%, 12/15/12, Prerefunded at 100% of Par
            (FSA/State Aid Withholding)(1)                                   1,093
     1,100  Eagle Bend Metropolitan District No. 2 GO, 5.25%, 12/1/23
            (RADIAN)                                                         1,151
     1,020  El Paso County School District No 8 & Fountain-Fort Carson
            School District Finance Corp. COP, 4.25%, 12/15/13 (Ambac)       1,035
     1,545  North Range Metropolitan District No. 1 GO, 5.00%,
            12/15/24 (ACA)                                                   1,595
     5,000  University of Colorado Regents COP, 6.00%, 12/1/22
            (MBIA-IBC)(2)                                                    5,348
                                                                          --------
                                                                            17,523
                                                                          --------
CONNECTICUT -- 1.5%
     2,150  City of Bridgeport GO, Series 2004 A, 5.25%, 8/15/14,
            Prerefunded at 100% of Par (MBIA)(1)                             2,330
     5,000  Connecticut GO, Series 2006 C, 5.00%, 6/1/14(2)                  5,339
     2,595  Connecticut GO, Series 2006 D, 5.00%, 11/1/15                    2,792
                                                                          --------
                                                                            10,461
                                                                          --------
DISTRICT OF COLUMBIA -- 0.4%
     1,385  District of Columbia GO, Series 1999 B, 5.50%, 6/1/09 (FSA)      1,430
     1,155  District of Columbia Rev., (Gonzaga College High School),
            5.20%, 7/1/12 (FSA)                                              1,198
                                                                          --------
                                                                             2,628
                                                                          --------

Principal Amount            ($ IN THOUSANDS)                                 Value

FLORIDA -- 0.9%
     $ 225  Broward County Health Facilities Auth. Rev., (John Knox
            Village), VRDN, 4.00%, 6/1/07 (RADIAN) (SBBPA: SunTrust
            Bank)                                                            $ 225
     1,000  Halifax Hospital Medical Center Rev., Series 2006 A,
            5.25%, 6/1/16                                                    1,049
     3,495  Halifax Hospital Medical Center Rev., Series 2006 A,
            5.25%, 6/1/17                                                    3,657
     1,000  Orlando Utilities Commission Water & Electric Rev., Series
            1989 D, 6.75%, 10/1/17(1)                                        1,175
                                                                          --------
                                                                             6,106
                                                                          --------
GEORGIA -- 1.1%
     5,000  Fulton County Development Auth. Rev., (Morehouse College),
            5.00%, 12/1/27 (Ambac)                                           5,278
     1,250  Fulton County Development Auth. Rev., Series 2001 A,
            (TUFF/Atlanta Housing, LLC Project at Georgia State
            University), 5.50%, 9/1/18 (Ambac)                               1,347
       255  Georgia Municipal Electric Power Auth. Rev., Series 1991
            V, 6.50%, 1/1/09, Prerefunded at 100% of Par (MBIA-IBC/GO
            of Participants)(1)                                                262
        20  Georgia Municipal Electric Power Auth. Rev., Series 1991
            V, 6.50%, 1/1/11, Prerefunded at 100 of Par (MBIA-IBC)(1)           21
       615  Georgia Municipal Electric Power Auth. Rev., Series 1991
            V, 6.50%, 1/1/12 (MBIA-IBC)                                        657
       110  Georgia Municipal Electric Power Auth. Rev., Series 1991
            V, 6.50%, 1/1/12 (MBIA-IBC)(1)                                     120
                                                                          --------
                                                                             7,685
                                                                          --------
HAWAII -- 0.1%
       500  Maui County GO, Series 2000 A, 6.50%, 3/1/10, Prerefunded
            at 101% of Par (FGIC)(1)                                           539
                                                                          --------
IDAHO -- 0.1%
     1,000  Blaine County Hailey School District No. 61 GO, 5.00%,
            7/30/10 (School Bond Guarantee)                                  1,037
                                                                          --------

------
16

Tax-Free Bond

Principal Amount            ($ IN THOUSANDS)                                 Value

ILLINOIS -- 5.7%

   $ 2,000  Bedford Park GO, Series 2004 A, 5.25%, 12/15/20 (FSA)          $ 2,149
     4,000  Chicago O'Hare International Airport Rev., Series 1993 A,
            (Senior Lien), 5.00%, 1/1/12 (MBIA-IBC)(2)                       4,174
     1,015  City of Chicago Rev., Series 2006 A, 5.00%, 11/1/13 (Ambac)      1,076
     3,310  City of Chicago Rev., Series 2006 A, 5.00%, 11/1/14
            (Ambac)(2)                                                       3,527
     2,000  Illinois Dedicated Tax Rev., (Civic Center), 6.25%,
            12/15/20 (Ambac)                                                 2,356
       595  Illinois Development Finance Auth. Rev., Series 2001 B,
            (Midwestern University), 5.00%, 5/15/08                            601
       655  Illinois Development Finance Auth. Rev., Series 2001 B,
            (Midwestern University), 5.125%, 5/15/10                           672
       400  Illinois Development Finance Auth. Rev., Series 2001 B,
            (Midwestern University), 5.75%, 5/15/11, Prerefunded at
            101% of Par(1)                                                     430
     1,225  Illinois Finance Auth. Rev., (Newman Foundation at the
            University of Illinois), 5.00%, 2/1/27 (RADIAN)                  1,261
     1,775  Illinois Finance Auth. Student Housing Rev., Series 2006
            B, (Educational Advancement Fund, Inc.), 5.00%, 5/1/09           1,796
     1,000  Illinois Finance Auth. Student Housing Rev., Series 2006
            B, (Educational Advancement Fund, Inc.), 5.00%, 5/1/10           1,016
     2,785  Illinois Finance Auth. Student Housing Rev., Series 2006
            B, (Educational Advancement Fund, Inc.), 5.00%, 5/1/11           2,836
     3,535  Illinois Finance Auth. Student Housing Rev., Series 2006
            B, (Educational Advancement Fund, Inc.), 5.00%, 5/1/13           3,619
     4,095  Illinois Finance Auth. Student Housing Rev., Series 2006
            B, (Educational Advancement Fund, Inc.), 5.00%, 5/1/15           4,197
     1,140  Illinois Health Facilities Auth. Rev., Series 1992 C,
            (Evangelical Hospital), 6.75%, 4/15/12(1)                        1,230

Principal Amount            ($ IN THOUSANDS)                                 Value

   $ 1,000  Illinois Regional Transportation Auth. Rev., Series 1990
            A, 7.20%, 11/1/20 (Ambac)                                      $ 1,222
       930  Kane County Community Unit School District No. 304 GO,
            6.20%, 1/1/24 (FSA)                                              1,063
     1,035  Ogle Lee & De Kalb Counties Township High School District
            No. 212 GO, 6.00%, 12/1/11, Prerefunded at 100% of Par
            (MBIA)(1)                                                        1,125
     1,145  Ogle Lee & De Kalb Counties Township High School District
            No. 212 GO, 6.00%, 12/1/11, Prerefunded at 100% of Par
            (MBIA)(1)                                                        1,245
        70  Ogle Lee & De Kalb Counties Township High School District
            No. 212 GO, 6.00%, 12/1/17 (MBIA)                                   76
        75  Ogle Lee & De Kalb Counties Township High School District
            No. 212 GO, 6.00%, 12/1/18 (MBIA)                                   81
     1,000  Southwestern Illinois Development Auth. Rev., (Triad
            School District No. 2), 5.00%, 10/1/18 (MBIA/GO of
            District)                                                        1,067
     1,250  Town of Cicero GO, Series 2005 A, 5.25%, 1/1/20 (XLCA)           1,337
     1,000  Town of Cicero GO, Series 2005 A, 5.25%, 1/1/21 (XLCA)           1,069
     1,000  University of Illinois COP, (Utility Infrastructure),
            5.75%, 8/15/08 (MBIA)                                            1,023
     1,000  University of Illinois COP, Series 2006 A, (Academic
            Facilities), 5.00%, 3/15/16 (Ambac)                              1,067
                                                                          --------
                                                                            41,315
                                                                          --------
INDIANA -- 2.9%
     1,355  City of Anderson Rev., (Anderson University), 5.00%,
            10/1/24                                                          1,371
     1,000  Hamilton Southeastern Consolidated School Building Corp.
            Rev., (Hamilton County), 4.00%, 1/15/15 (FSA/State Aid
            Withholding)                                                       997
     1,000  Hamilton Southeastern Consolidated School Building Corp.
            Rev., (Hamilton County), 5.00%, 1/15/16 (FSA/State Aid
            Withholding)                                                     1,069

------
17

Tax-Free Bond

Principal Amount            ($ IN THOUSANDS)                                 Value

   $ 1,000  Hamilton Southeastern Consolidated School Building Corp.
            Rev., (Hamilton County), 4.25%, 7/15/20 (FSA/State Aid
            Withholding)                                                     $ 992
     1,405  Hammond Multi-School Building Corp. Rev., (First
            Mortgage), 5.00%, 7/15/14 (FGIC/State Aid Withholding)           1,493
     1,520  Indiana Bond Bank Rev., Series 2006 A, 5.00%, 8/1/17 (FSA)       1,629
     1,600  Indiana Bond Bank Rev., Series 2006 A, 5.00%, 8/1/18 (FSA)       1,710
     1,680  Indiana Bond Bank Rev., Series 2006 A, 5.00%, 8/1/19 (FSA)       1,790
     1,075  Indiana Health & Educational Facilities Finance Auth.
            Rev., (Clarian Health Obligation Group B), 5.00%, 2/15/16        1,115
     1,900  Indiana Health Facilities Financing Auth. Hospital Rev.,
            (Holy Cross Health System Corp.), 5.375%, 12/1/12 (MBIA)         1,945
       220  Indiana Transportation Finance Auth. Rev., Series 1990 A,
            7.25%, 6/1/11, Prerefunded at 100% of Par(1)                       241
       780  Indiana Transportation Finance Auth. Rev., Series 1990 A,
            7.25%, 6/1/15                                                      911
     1,435  Indianapolis Local Public Improvement Bond Bank Rev.,
            Series 2002 A, 5.00%, 7/1/12 (MBIA) 1,509 1,500 Mount Vernon of
     Hancock County Multi-School Building Corp.
            Rev., Series 2001 B, (First Mortgage), 5.75%, 7/15/11,
            Prerefunded at 100% of Par (Ambac)(1)                            1,608
     1,650  Valparaiso Middle Schools Building Corp. Rev., (First
            Mortgage), 5.75%, 7/15/11, Prerefunded at 100% of Par
            (FGIC)(1)                                                        1,766
     1,000  Zionsville Community Schools Building Corp., (First
            Mortgage), 5.75%, 1/15/12, Prerefunded at 100% of Par
            (FGIC/State Aid Withholding)(1)                                  1,079
                                                                          --------
                                                                            21,225
                                                                          --------

Principal Amount            ($ IN THOUSANDS)                                 Value

IOWA -- 0.5%
   $ 1,485  Iowa Finance Auth. Rev., Series 2006 A, (Development Care
            Initiatives), 5.25%, 7/1/13                                    $ 1,534
     1,690  Iowa Finance Auth. Rev., Series 2006 A, (Development Care
            Initiatives), 5.25%, 7/1/16                                      1,749
                                                                          --------
                                                                             3,283
                                                                          --------
KANSAS -- 0.4%
     1,280  Wichita Hospital Facilities Rev., Series 2001 III, 5.25%,
            11/15/13                                                         1,338
     1,195  Wichita Hospital Facilities Rev., Series 2001 III, 5.50%,
            11/15/16(2)                                                      1,259
                                                                          --------
                                                                             2,597
                                                                          --------
LOUISIANA -- 0.6%
     1,740  Louisiana Local Government Environmental Facilities &
            Community Development Auth. Rev., (Ascension Parish
            Library), 5.25%, 4/1/23 (Ambac)                                  1,853
     1,105  Louisiana Public Facilities Auth. Rev., Series 2006 A,
            (Black & Gold Facilities), 4.00%, 7/1/13 (CIFG)                  1,109
     1,205  Louisiana Public Facilities Auth. Rev., Series 2006 A,
            (Black & Gold Facilities), 5.00%, 7/1/15 (CIFG)                  1,283
                                                                          --------
                                                                             4,245
                                                                          --------
MARYLAND -- 0.4%
     2,000  Maryland Economic Development Corp. Student Housing Rev.,
            Series 2007 A, (Towson University), 5.25%, 7/1/30                2,069
     1,000  Maryland Economic Development Corp. Student Housing Rev.,
            Series 2007 A, (Towson University), 5.25%, 7/1/37                1,030
                                                                          --------
                                                                             3,099
                                                                          --------
MASSACHUSETTS -- 0.5%
     2,500  Massachusetts GO, Series 2006 D, 5.00%, 8/1/14                   2,661
       885  Massachusetts Health & Educational Facilities Auth. Rev.,
            Series 1992 F, 6.25%, 7/1/12 (Ambac)                               934
                                                                          --------
                                                                             3,595
                                                                          --------

------
18

Tax-Free Bond

Principal Amount            ($ IN THOUSANDS)                                 Value

MICHIGAN -- 4.4%

   $ 3,500  Detroit GO, Series 2004 A-1, 5.25%, 4/1/23 (Ambac)(2)          $ 3,724
     1,485  Grand Valley State University Rev., 5.75%, 12/1/10,
            Prerefunded at 100% of Par (FGIC)(1)                             1,576
     1,265  Kalamazoo Public Schools GO, 4.00%, 5/1/13 (FSA)                 1,273
     1,250  Kalamazoo Public Schools GO, 5.00%, 5/1/15 (FSA)                 1,337
     1,545  Kalamazoo Public Schools GO, 5.25%, 5/1/16 (FSA)                 1,690
     5,000  Michigan Building Auth. Rev., Series 2003 I, (Facilities
            Program), 5.25%, 10/15/11 (FSA)(2)                               5,284
     2,345  Michigan Higher Education Facilities Auth. Rev., (Limited
            Obligation-Hillsdale College), 5.00%, 3/1/26                     2,405
     1,070  Pontiac City School District GO, 5.00%, 5/1/13 (XLCA)            1,132
     1,110  Pontiac City School District GO, 5.00%, 5/1/14 (XLCA)            1,182
     1,260  Pontiac City School District GO, 5.00%, 5/1/15 (XLCA)            1,348
     1,425  Pontiac City School District GO, 5.00%, 5/1/16 (XLCA)            1,532
     1,595  Pontiac City School District GO, 5.00%, 5/1/17 (XLCA)            1,708
       575  Taylor GO, 5.00%, 9/1/11 (MBIA)                                    601
     2,010  Wayne Charter County Airport Rev., Series 2002 C, 5.00%,
            12/1/11 (FGIC)                                                   2,099
     2,215  Wayne Charter County Airport Rev., Series 2002 C, 5.375%,
            12/1/13 (FGIC)                                                   2,370
     2,335  Wayne Charter County Airport Rev., Series 2002 C, 5.375%,
            12/1/14 (FGIC)                                                   2,493
                                                                          --------
                                                                            31,754
                                                                          --------
MINNESOTA -- 0.2%
     1,500  Minnesota Higher Education Facilities Auth. Rev., Series
            2005-6G, (Saint John University), 5.00%, 10/1/12                 1,578
                                                                          --------
MISSISSIPPI -- 1.9%
     1,150  Harrison County School District, GO, 5.00%, 10/1/24
            (FSA)(3)                                                         1,236
     1,565  Mississippi Development Bank Special Obligation Rev.,
            Series 2006 A, (Biloxi, Mississippi), 5.00%, 11/1/15
            (Ambac)                                                          1,671

Principal Amount            ($ IN THOUSANDS)                                 Value

   $ 1,645  Mississippi Development Bank Special Obligation Rev.,
            Series 2006 A, (Biloxi, Mississippi), 5.00%, 11/1/16
            (Ambac)                                                        $ 1,763
     1,000  Mississippi Development Bank Special Obligation Rev.,
            Series 2006 A, (Municipal Energy Agency Power Supply),
            5.00%, 3/1/17 (XLCA)                                             1,063
     4,620  Mississippi Development Bank Special Obligation Rev.,
            Series 2007 A, 5.00%, 7/1/19 (Ambac)                             4,985
     1,195  University of Southern Mississippi Rev., Series 2006 A,
            5.00%, 3/1/17 (FSA)                                              1,274
     1,940  University of Southern Mississippi Rev., Series 2006 A,
            5.00%, 3/1/18 (FSA)                                              2,063
                                                                          --------
                                                                            14,055
                                                                          --------
MISSOURI -- 2.5%
     1,425  Jackson County Public Building Corp. Rev., Series 2006 A,
            (Capital Improvements), 5.00%, 12/1/15 (MBIA)                    1,523
     1,100  Lee's Summit Industrial Development Auth. Senior Living
            Facilities Rev., Series 2007 A, (John Knox Village
            Obligated Group), 5.00%, 8/15/16                                 1,131
     2,420  Lee's Summit Industrial Development Auth. Senior Living
            Facilities Rev., Series 2007 A, (John Knox Village
            Obligated Group), 5.00%, 8/15/17                                 2,487
     2,775  Missouri Development Finance Board, Series 2000 A,
            (Midtown Redevelopment), 5.75%, 4/1/10, Prerefunded at
            100% of Par (MBIA)(1)(2)                                         2,917
     2,415  Missouri Health & Educational Facilities Auth. Rev.,
            Series 1998 A, (Park Lane Medical Center), 5.60%, 1/1/15
            (MBIA)(1)                                                        2,536
     3,145  Missouri Joint Municipal Electric Utility Commission Rev.,
            (Plum Point), 5.00%, 1/1/16 (MBIA)(2)                            3,374
     3,030  Missouri State Highways & Transit Commission Rev., Series
            2006 A, 5.00%, 5/1/13(2)                                         3,210

------
19

Tax-Free Bond

Principal Amount            ($ IN THOUSANDS)                                 Value

   $ 1,000  St. Louis Municipal Finance Corp. Rev., Series 2006 A,
            (Carnahan Courthouse), 4.00%, 2/15/17 (Ambac)                    $ 993
                                                                          --------
                                                                            18,171
                                                                          --------
NEVADA -- 0.5%
     1,550  Reno Sales and Room Tax Rev., (ReTrac-Reno Transportation
            Rail Access Corridor), (Senior Lien), 5.50%, 6/1/12,
            Prerefunded at 100% of Par (Ambac)(1)                            1,661
     1,865  Reno Sales and Room Tax Rev., (ReTrac-Reno Transportation
            Rail Access Corridor), (Senior Lien), 5.50%, 6/1/12,
            Prerefunded at 100% of Par (Ambac)(1)                            1,998
                                                                          --------
                                                                             3,659
                                                                          --------
NEW HAMPSHIRE -- 0.9%
     1,660  New Hampshire Health & Education Facilities Auth. Rev.,
            Series 2004 A, (Kendal at Hanover), 5.00%, 10/1/11               1,700
       680  New Hampshire Health & Education Facilities Auth. Rev.,
            Series 2004 A, (Kendal at Hanover), 5.00%, 10/1/12                 698
     1,030  New Hampshire Health & Education Facilities Auth. Rev.,
            Series 2004 A, (Kendal at Hanover), 5.00%, 10/1/13               1,059
     3,000  New Hampshire Health & Education Facilities Auth. Rev.,
            Series 2004 A, (Kendal at Hanover), 5.00%, 10/1/18(2)            3,045
                                                                          --------
                                                                             6,502
                                                                          --------
NEW JERSEY -- 5.5%
     4,605  New Jersey Healthcare Facilities Auth. Rev., (AtlantiCare
            Regional Medical Center) 5.00%, 7/1/25(3)                        4,746
     4,235  New Jersey Transit Corporation COP, 5.00%, 10/1/12 (FSA)(2)      4,451
     5,595  New Jersey Transit Corporation COP, 5.00%, 10/1/13 (FSA)(2)      5,915
     7,400  New Jersey Transportation Trust Fund Auth. Rev., Series
            2004 B, 5.25%, 12/15/12 (FGIC)(2)                                7,896
    15,000  New Jersey Transportation Trust Fund Auth. Rev., Series
            2006 A, 5.25%, 12/15/20(2)                                      16,507
                                                                          --------
                                                                            39,515
                                                                          --------

Principal Amount            ($ IN THOUSANDS)                                 Value

NEW MEXICO -- 1.5%
   $ 2,340  City of Clayton Rev., (Jail Project), 5.00%, 11/1/10 (CIFG)    $ 2,415
     6,675  Los Alamos County Inc. Rev., Series 2004 A, 5.00%, 7/1/11
            (FSA)(2)                                                         6,967
     1,415  San Juan County Gross Receipts Tax Rev., Series 2001 A,
            5.75%, 9/15/21 (Ambac)                                           1,528
                                                                          --------
                                                                            10,910
                                                                          --------
NEW YORK -- 3.9%
     2,975  City of New York GO, Series 2002 B, 5.25%, 8/1/09 (CIFG)(2)      3,064
     2,885  City of New York GO, Series 2002 C, 5.25%, 8/1/09 (CIFG)(2)      2,971
     5,000  City of New York GO, Series 2003 I, 5.75%, 3/1/13,
            Prerefunded at 100% of Par(1)(2)                                 5,482
     5,195  City of New York GO, Series 2004 D, 5.00%, 11/1/17 (FSA)(2)      5,534
     4,000  City of New York GO, Series 2006 J1, 5.00%, 6/1/18(2)            4,236
     2,000  New York City Transitional Finance Auth. Rev., Series 2005
            A1, 5.00%, 11/1/10                                               2,077
     1,440  New York Dormitory Auth. Rev., Series 1990 A, (UNIC
            Educational Facilities), 7.50%, 5/15/13 (MBIA-IBC)               1,706
     1,000  New York Dormitory Auth. Rev., Series 2005 F, 5.00%,
            3/15/12 (FSA)                                                    1,050
     1,125  New York Dormitory Auth. Rev., Series 2006 A, (Department
            of Education), 5.00%, 7/1/15                                     1,198
     1,000  Niagara Falls Bridge Commission Toll Rev., Series 1993 B,
            5.25%, 10/1/15 (FGIC)                                            1,061
                                                                          --------
                                                                            28,379
                                                                          --------
NORTH CAROLINA -- 1.5%
     1,000  Charlotte Airport Rev., Series 2004 A, 5.25%, 7/1/24 (MBIA)      1,061
     2,000  City of Raleigh Combined Enterprise System Rev., Series
            2006 A, 5.00%, 3/1/17                                            2,147

------
20

Tax-Free Bond

Principal Amount            ($ IN THOUSANDS)                                 Value

   $ 4,150  North Carolina Medical Care Commission Rev., Series 2004
            A, (Health Care Housing - ARC Projects), 5.50%, 10/1/24        $ 4,425
     1,000  North Carolina Municipal Power Agency No. 1 Catawba
            Electric Rev., 6.00%, 1/1/10 (MBIA)                              1,053
     2,000  North Carolina Municipal Power Agency No. 1 Catawba
            Electric Rev., Series 2003 A, 5.50%, 1/1/13                      2,138
                                                                          --------
                                                                            10,824
                                                                          --------
NORTH DAKOTA -- 0.2%
     1,500  Grand Forks Health Care System Rev., (Altru Health System
            Obligation Group), 7.125%, 8/15/24                               1,637
                                                                          --------
OHIO -- 2.0%
       500  Erie County Hospital Facilities Rev., Series 2002 A,
            (Firelands Regional Medical Center), 4.50%, 8/15/07                500
     1,150  Mad River Local School District GO, (Classroom
            Facilities), 5.75%, 12/1/12, Prerefunded at 100% of Par
            (FGIC)(1)                                                        1,257
     1,700  Milford Exempt Village School District GO, (School
            Improvement), 6.00%, 12/1/11, Prerefunded at 100% of Par
            (FSA)(1)                                                         1,852
     3,325  Milford Exempt Village School District GO, (School
            Improvement), 5.50%, 12/1/30 (FSA)                               3,872
     1,005  Ohio GO, Series 2005 A, (Infrastructure Improvement),
            5.00%, 9/1/11                                                    1,051
     1,365  Ohio GO, Series 2005 A, (Infrastructure Improvement),
            5.00%, 9/1/12                                                    1,439
       750  Ohio Higher Educational Facility Commission Rev., Series
            1990 B, (Case Western Reserve University), 6.50%, 10/1/20          903
     1,505  Summit County GO, 5.75%, 12/1/12, Prerefunded at 101% of
            Par (FGIC)(1)                                                    1,654
     1,550  Tri Valley Local School District GO, 5.75%, 6/1/12,
            Prerefunded at 100% of Par (FGIC)(1)                             1,682
                                                                          --------
                                                                            14,210
                                                                          --------

Principal Amount            ($ IN THOUSANDS)                                 Value

OKLAHOMA -- 2.9%
   $ 1,000  Comanche County Hospital Auth. Rev., 5.00%, 7/1/11 (RADIAN)    $ 1,037
     1,525  Comanche County Hospital Auth. Rev., 5.00%, 7/1/12 (RADIAN)      1,589
     1,730  Durant Community Facilities Auth. GO, 5.75%, 11/1/24 (XLCA)      1,917
     1,135  McClain County Economic Development Auth. Rev, (Newcastle
            Public Schools), 5.00%, 9/1/10                                   1,158
       500  McClain County Economic Development Auth. Rev, (Newcastle
            Public Schools), 5.00%, 9/1/12                                     514
     1,640  McClain County Economic Development Auth. Rev, (Newcastle
            Public Schools), 5.00%, 9/1/13                                   1,693
     1,300  Oklahoma County Finance Auth. Rev., (Western Heights
            Public Schools), 4.00%, 9/1/10 (Assured Guaranty)                1,307
     1,610  Pottawatomie County Facilities Auth. Rev., (Shawnee Public
            Schools), 5.00%, 9/1/13                                          1,664
     1,730  Pottawatomie County Facilities Auth. Rev., (Shawnee Public
            Schools), 5.00%, 9/1/14                                          1,784
     1,710  Pottawatomie County Facilities Auth. Rev., (Shawnee Public
            Schools), 5.00%, 9/1/15                                          1,758
     1,130  Pottawatomie County Facilities Auth. Rev., (Shawnee Public
            Schools), 5.00%, 9/1/16                                          1,160
     5,225  Tulsa County Industrial Auth. Rev., Series 2005 C, 5.00%,
            5/15/10 (FSA)(2)                                                 5,400
                                                                          --------
                                                                            20,981
                                                                          --------
OREGON -- 1.6%
     1,000  City of Eugene GO, (Public Safety Park & Open Space),
            4.00%, 6/1/14 (Ambac)                                            1,007
     2,015  Clackamas County School Distrist No. 62 GO, 5.50%, 6/15/10
            (School Bond Guarantee)                                          2,113
     2,000  Cow Creek Band of Umpqua Tribe of Indians Rev., Series
            2006 C, 5.625%, 10/1/26 (Acquired 6/9/06, Cost $2,000)(4)        2,034

------
21

Tax-Free Bond

Principal Amount            ($ IN THOUSANDS)                                 Value

     $ 400  Oregon State Facilities Auth. Rev., Series 2005 A,
            (Linfield College), 5.00%, 10/1/13                               $ 418
       925  Oregon State Facilities Auth. Rev., Series 2005 A,
            (Linfield College), 5.00%, 10/1/14                                 970
     4,750  Tri-County Metropolitan Transportation District Rev.,
            (Payroll Tax & Grant Receipt), 4.00%, 5/1/14 (MBIA)(2)           4,752
                                                                          --------
                                                                            11,294
                                                                          --------
PENNSYLVANIA -- 5.5%
     2,250  Allegheny County Industrial Development Auth. Rev.,
            (Residential Resource Inc.), 4.75%, 9/1/14                       2,278
     2,500  Allegheny County Redevelopment Auth. Tax Allocation,
            (Pittsburgh Mills), 5.10%, 7/1/14                                2,556
     1,150  Central Dauphin School District GO, 7.00%, 2/1/16,
            Prerefunded at 100% of Par (MBIA/State Aid Withholding)(1)       1,401
    15,805  City of Pittsburgh GO, Series 2006 B, 5.25%, 9/1/16
            (FSA)(2)                                                        17,270
     1,500  City of Wilkes-Barre Finance Auth. Rev., (Wilkes
            University), 5.00%, 3/1/22                                       1,535
     2,580  East Stroudsburg Area School District GO, 7.75%, 9/1/28
            (FSA/State Aid Withholding)                                      3,291
     5,000  Geisinger Auth. Health System Rev., VRDN, 4.36%, 8/1/07,
            resets quarterly at 67% of the 3-month LIBOR plus 0.77%
            with no caps                                                     5,000
     1,000  Oxford Area School District GO, Series 2001 A, 5.50%,
            2/15/12, Prerefunded at 100% of Par (FGIC/State Aid
            Withholding)(1)                                                  1,069
     1,000  Pennsylvania Higher Educational Facilities Auth. Rev.,
            (Philadelphia University), 5.00%, 6/1/22                         1,020
     1,125  Pennsylvania Higher Educational Facilities Auth. Rev.,
            (Philadelphia University), 5.00%, 6/1/30                         1,140
     2,975  Philadelphia School District GO, Series 2002 A, 5.25%,
            2/1/11 (FSA/State Aid Withholding)(2)                            3,114
                                                                          --------
                                                                            39,674
                                                                          --------

Principal Amount            ($ IN THOUSANDS)                                 Value

PUERTO RICO -- 2.7%
   $ 1,450  Puerto Rico Electric Power Auth. Rev., Series 2007 UU,
            5.00%, 7/1/26 (CIFG)                                           $ 1,534
     3,000  Puerto Rico GO, Series 2006 A, 5.25%, 7/1/26(2)                  3,183
     3,000  Puerto Rico GO, Series 2006 B, 5.25%, 7/1/17(2)                  3,221
       575  Puerto Rico Highway & Transportation Auth. Rev., Series
            2007 CC, 5.00%, 7/1/14                                             606
     4,830  Puerto Rico Highway & Transportation Auth. Rev., Series
            2007 CC, 5.00%, 7/1/16(2)                                        5,132
     2,000  Puerto Rico Infrastructure Financing Auth. Special Tax
            Rev., Series 2006 B, 5.00%, 7/1/13                               2,093
     3,700  Puerto Rico Municipal Finance Agency GO, Series 2005 A,
            5.00%, 8/1/11(2)                                                 3,832
                                                                          --------
                                                                            19,601
                                                                          --------
RHODE ISLAND -- 0.5%
     1,000  Cranston GO, 6.375%, 11/15/09, Prerefunded at 101% of Par
            (FGIC)(1)                                                        1,070
     2,000  Rhode Island Depositors Economic Protection Corp. Special
            Obligation Rev., Series 1993 A, 6.25%, 8/1/16 (MBIA)(1)          2,342
                                                                          --------
                                                                             3,412
                                                                          --------
SOUTH CAROLINA -- 5.5%
     2,200  Beaufort County School District GO, Series 2007 A, 5.00%,
            3/1/25 (FSA)                                                     2,335
     2,310  Beaufort County School District GO, Series 2007 A, 5.00%,
            3/1/26 (FSA)                                                     2,448
     2,430  Beaufort County School District GO, Series 2007 A, 5.00%,
            3/1/27 (FSA)                                                     2,569
     2,455  Beaufort County School District GO, Series 2007 A, 5.00%,
            3/1/28 (FSA)                                                     2,594
     2,685  Beaufort County School District GO, Series 2007 A, 5.00%,
            3/1/29 (FSA)                                                     2,837
     5,455  Charleston Educational Excellence Finance Corp. Rev.,
            (Charleston County School District), 5.00%, 12/1/19(2)           5,743
     1,700  Florence Water & Sewer Rev., 7.50%, 3/1/18 (Ambac)               1,876

------
22

Tax-Free Bond

Principal Amount            ($ IN THOUSANDS)                                 Value

   $ 1,060  Kershaw County Rev., (School Improvements), 5.00%, 12/1/17
            (CIFG)                                                         $ 1,127
     2,260  Kershaw County Rev., (School Improvements), 5.00%, 12/1/18
            (CIFG)                                                           2,398
     2,000  Kershaw County Rev., (School Improvements), 5.00%, 12/1/19
            (CIFG)                                                           2,117
     3,000  Kershaw County Rev., (School Improvements), 5.00%, 12/1/20
            (CIFG)(2)                                                        3,168
     2,300  Lancaster Educational Assistance Program Inc. Rev.,
            (School District Lancaster County), 5.00%, 12/1/26               2,361
     3,500  Laurens County School District No. 55 Rev., 5.25%,
            12/1/30(2)                                                       3,679
       875  Piedmont Municipal Power Agency Rev., 6.75%, 1/1/19 (FGIC)       1,072
       625  Piedmont Municipal Power Agency Rev., 6.75%, 1/1/19
            (FGIC)(1)                                                          777
       375  Piedmont Municipal Power Agency Rev., Series 1991 A,
            6.50%, 1/1/16 (FGIC)                                               441
       485  Piedmont Municipal Power Agency Rev., Series 1991 A,
            6.50%, 1/1/16 (FGIC)(1)                                            574
       140  Piedmont Municipal Power Agency Rev., Series 1991 A,
            6.50%, 1/1/16 (FGIC)(1)                                            166
     1,095  Spartanburg County Health Services District Inc. Hospital
            Rev., 5.50%, 4/15/16 (FSA)                                       1,164
                                                                          --------
                                                                            39,446
                                                                          --------
TENNESSEE -- 0.6%
     4,105  Chattanooga Health Educational & Housing Facility Board
            Rev., Series 2005 A, (Campus Development Foundation, Inc.
            Phase I LLC), 5.00%, 10/1/15                                     4,196
                                                                          --------
TEXAS -- 7.0%
     1,000  Canadian River Municipal Water Auth. Rev., (Conjunctive
            Use Groundwater), 5.00%, 2/15/19 (Ambac)                         1,061
     2,035  Cash Special Utility District Rev., 5.25%, 9/1/24 (MBIA)         2,174
       340  Clint Independent School District GO, (Unlimited Tax
            School Building and Refunding Bonds), 6.00%, 2/15/11,
            Prerefunded at 100% of Par (PSF-GTD)(1)                            365

Principal Amount            ($ IN THOUSANDS)                                 Value

   $ 1,475  Clint Independent School District GO, (Unlimited Tax
            School Building and Refunding Bonds), 6.00%, 2/15/17
            (PSF-GTD)                                                      $ 1,582
       500  Corpus Christi Independent School District GO, 4.00%,
            8/15/13 (PSF-GTD)                                                  500
     2,000  Donna Independent School District GO, 5.00%, 2/15/15
            (PSF-GTD)                                                        2,132
     1,115  Edcouch-Elsa Independent School District GO, 5.00%,
            2/15/14 (PSF-GTD)                                                1,183
       380  Garza County Public Facility Corp. Rev., 4.50%, 10/1/07            380
       400  Garza County Public Facility Corp. Rev., 4.75%, 10/1/08            402
       420  Garza County Public Facility Corp. Rev., 4.75%, 10/1/09            423
       585  Garza County Public Facility Corp. Rev., 4.75%, 10/1/10            589
       610  Garza County Public Facility Corp. Rev., 5.00%, 10/1/11            621
     2,015  Garza County Public Facility Corp. Rev., 5.00%, 10/1/13          2,057
     1,115  Garza County Public Facility Corp. Rev., 5.25%, 10/1/14          1,163
     1,225  Garza County Public Facility Corp. Rev., 5.25%, 10/1/15          1,279
     1,145  Garza County Public Facility Corp. Rev., 5.25%, 10/1/16          1,197
     1,000  Garza County Public Facility Corp. Rev., 5.50%, 10/1/16          1,064
     1,000  Gregg County Health Facilities Development Corp. Rev.,
            Series 2006 A, (Good Shepherd Medical Center), 5.00%,
            10/1/16                                                          1,031
       735  Harris County Housing Finance Corporation Rev., (Las
            Americas Apartments), 4.90%, 3/1/11 (FNMA)                         743
     2,300  Hays Consolidated Independent School District GO, 5.20%,
            8/15/11 (PSF-GTD)(5)                                             1,945
       700  Hays Consolidated Independent School District GO, 5.20%,
            8/15/11 (PSF-GTD)(1)(5)                                            594
     1,750  Hidalgo County GO, 5.50%, 8/15/12, Prerefunded at 100% of
            Par (FGIC)(1)                                                    1,882
     1,295  Hidalgo County GO, 5.50%, 8/15/12, Prerefunded at 100% of
            Par (FGIC)(1)                                                    1,393

------
23

Tax-Free Bond

Principal Amount            ($ IN THOUSANDS)                                 Value

   $ 1,500  Houston Water & Sewer System Rev., Series 1997 C, (Junior
            Lien), 5.375%, 12/1/07, Prerefunded at 101% of Par
            (FGIC)(1)                                                      $ 1,527
     1,375  Kerrville Health Facilities Development Corp. Rev., (Sid
            Peterson Memorial Hospital), 5.00%, 8/15/11                      1,406
     1,630  Live Oak GO, 5.25%, 8/1/22 (MBIA)                                1,744
     1,000  Lubbock Health Facilities Development Corp. Rev.,
            (Lutheran Retirement), 6.00%, 3/20/29 (GNMA)                     1,081
     1,740  Montgomery County GO, 5.50%, 3/1/14 (Ambac)                      1,901
       550  Pasadena Independent School District GO, Series 2001 A,
            6.05%, 2/15/16 (PSF-GTD)                                           631
     1,500  Pearland Independent School District GO, 6.00%, 2/15/09,
            Prerefunded at 100% of Par (PSF-GTD)(1)                          1,555
     2,000  San Antonio Electric and Gas Rev., 7.10%, 2/1/09
            (FGIC)(1)(5)                                                     1,877
     1,505  Seguin Independent School District GO, 5.25%, 4/1/23
            (PSF-GTD)                                                        1,612
     2,120  Southside Independent School District GO, Series 2004 A,
            5.25%, 8/15/25 (PSF-GTD)                                         2,272
     1,000  Tarrant County Cultural Education Facilities Finance Corp.
            Retirement Facility Rev., (Air Force Village Obligated
            Group), 5.00%, 5/15/16                                           1,031
     4,500  Tarrant County Cultural Education Facilities Finance Corp.
            Rev., Series 2007 A, (Texas Health Resources System),
            5.00%, 2/15/24                                                   4,629
       950  Texas Public Finance Auth. Building Rev., (Technical
            College), 6.25%, 8/1/09 (MBIA)                                     977
     1,000  Travis County Health Facilities Development Corp. Rev.,
            Series 1999 A, (Ascension Health Credit), 5.875%,
            11/15/09, Prerefunded at 101% of Par (Ambac)(1)                  1,057
     1,265  West Oso Independent School District GO, 5.50%, 8/15/26
            (PSF-GTD)                                                        1,358
                                                                          --------
                                                                            50,418
                                                                          --------

Principal Amount            ($ IN THOUSANDS)                                 Value

U.S. VIRGIN ISLANDS -- 0.3%
   $ 2,000  Virgin Islands Public Finance Auth. Rev., Series 1998 A,
            (Senior Lien), 5.20%, 10/1/09                                  $ 2,050
                                                                          --------
UTAH -- 1.4%
     1,000  Salt Lake City Hospital Rev., Series 1988 A,
            (Intermountain Health Corp.), 8.125%, 5/15/15(1)                 1,149
     1,495  Utah County Municipal Building Auth. Lease Rev., 5.00%,
            11/1/09 (Ambac)(1)                                               1,538
     1,915  Utah County Municipal Building Auth. Lease Rev., 5.25%,
            11/1/11, Prerefunded at 100% of Par (Ambac)(1)                   2,019
     1,820  Utah County Municipal Building Auth. Lease Rev., 5.25%,
            11/1/11, Prerefunded at 100% of Par (Ambac)(1)                   1,919
     1,000  Utah County Municipal Building Auth. Lease Rev., 5.50%,
            11/1/11, Prerefunded at 100% of Par (Ambac)(1)                   1,065
     1,130  West Valley City Municipal Building Auth. Lease Rev.,
            Series 2002 A, 5.00%, 8/1/10 (Ambac)                             1,169
     1,305  West Valley City Utility Sales Tax Rev., Series 2001 A,
            5.50%, 7/15/11, Prerefunded at 100% of Par (MBIA)(1)             1,386
                                                                          --------
                                                                            10,245
                                                                          --------
VIRGINIA -- 0.3%
     1,500  Fairfax County COP, 5.30%, 4/15/23                               1,586
     1,115  Pittsylvania County GO, Series 2001 B, 5.75%, 3/1/18
            (MBIA/State Aid Withholding)                                     1,207
                                                                          --------
                                                                             2,793
                                                                          --------
WASHINGTON -- 7.5%
     1,000  Benton County Public Utility District No. 1 Rev., Series
            2001 A, 5.625%, 11/1/19 (FSA)                                    1,067
     4,750  City of Tacoma Electric System Rev., Series 2001 A,
            5.625%, 1/1/11, Prerefunded at 101% of Par (FSA)(1)(2)           5,072
     1,000  Cowlitz County Kelso School District No. 458 GO, 5.75%,
            12/1/18 (FSA/School Bond Guarantee)                              1,081
     1,750  Energy Northwest Rev., 4.75%, 7/1/20 (MBIA)                      1,800

------
24

Tax-Free Bond

Principal Amount            ($ IN THOUSANDS)                                 Value

   $ 3,500  Energy Northwest Rev., Series 2002 A, (Columbia
            Generating), 5.75%, 7/1/18 (MBIA)(2)                           $ 3,787
    10,000  Energy Northwest Rev., Series 2002 B, (Columbia
            Generating), 6.00%, 7/1/18 (Ambac)(2)                           10,932
     1,000  Grays Harbor County Public Utility District No. 1 Rev.,
            5.00%, 7/1/23 (FGIC)                                             1,054
     1,555  King County Lake Washington School District No. 414 GO,
            5.75%, 12/1/12, Prerefunded at 100% of Par(1)                    1,698
     1,000  King County Public Hospital District No. 2 GO, (Evergreen
            Healthcare), 5.00%, 12/1/14 (MBIA)                               1,060
     1,000  Kitsap County School District No. 303 Bainbridge Island
            GO, 5.00%, 12/1/17 (MBIA/School Bond Guarantee)                  1,068
     1,260  Mason County Shelton School District No. 309 GO, 5.625%,
            12/1/11, Prerefunded at 100% of Par (FGIC/ School Bond
            Guarantee)(1)                                                    1,351
     1,120  Metropolitan Park District of Tacoma GO, 6.00%, 12/1/11,
            Prerefunded at 100% of Par (Ambac)(1)                            1,218
     1,000  Metropolitan Park District of Tacoma GO, 6.00%, 12/1/11,
            Prerefunded at 100% of Par (Ambac)(1)                            1,088
     6,715  Snohomish County Edmonds School District No. 15 GO, 5.00%,
            12/1/17 (FGIC/School Bond Guarantee)(2)                          7,170
     1,720  University of Washington Rev., (Student Facilities Fee),
            5.875%, 6/1/10, Prerefunded at 101% of Par (FSA)(1)              1,834
     3,240  Washington Economic Development Finance Auth. Rev., Series
            2006 J, (Washington Biomedical Research Properties II),
            5.00%, 6/1/23 (MBIA)(2)                                          3,407
     1,000  Washington GO, Series 1990 A, 6.75%, 2/1/15                      1,139
     4,570  Washington Public Power Supply System Rev., Series 1998 A,
            (Nuclear Project No. 2), 5.00%, 7/1/12 (FSA)(2)                  4,717

Principal Amount            ($ IN THOUSANDS)                                 Value

   $ 1,500  Whitman County Pullman School District No. 267 GO, 5.625%,
            12/1/16 (FSA/ School Bond Guarantee)                           $ 1,618
     1,675  Yakima County School District No. 208 West Valley GO,
            5.00%, 12/1/18 (MBIA/School Bond Guarantee)                      1,789
                                                                          --------
                                                                            53,950
                                                                          --------
WISCONSIN -- 0.9%
     1,990  Wisconsin Clean Water Rev., 6.875%, 6/1/11                       2,157
     2,590  Wisconsin Health & Educational Facilities Auth. Rev.,
            (Aurora Medical Group), 6.00%, 11/15/10 (FSA)                    2,765
       500  Wisconsin Health & Educational Facilities Auth. Rev.,
            (Blood Center Southeastern), 5.50%, 6/1/24                         524
       750  Wisconsin Health & Educational Facilities Auth. Rev.,
            (Blood Center Southeastern), 5.75%, 6/1/34                         807
                                                                          --------
                                                                             6,253
                                                                          --------
TOTAL MUNICIPAL SECURITIES
(Cost $658,098)                                                            669,879
                                                                          --------

Short-Term Municipal Securities -- 6.5%

PUERTO RICO -- 6.5%
     1,000  Government Development Bank of Puerto Rico Rev., 4.05%,
            6/7/07                                                           1,000
     1,678  Government Development Bank of Puerto Rico Rev., 4.10%,
            6/7/07                                                           1,678
     5,000  Government Development Bank of Puerto Rico Rev., 4.05%,
            6/12/07                                                          4,999
     3,513  Government Development Bank of Puerto Rico Rev., 4.05%,
            6/21/07                                                          3,513
     2,500  Government Development Bank of Puerto Rico Rev., 4.05%,
            6/22/07                                                          2,500
     2,071  Government Development Bank of Puerto Rico Rev., 4.10%,
            7/12/07                                                          2,070
     1,000  Government Development Bank of Puerto Rico Rev., 4.10%,
            7/20/07                                                          1,000
     4,313  Government Development Bank of Puerto Rico Rev., 4.05%,
            7/30/07                                                          4,311
     2,200  Government Development Bank of Puerto Rico Rev., 4.10%,
            8/9/07                                                           2,199

------
25

Tax-Free Bond

Principal Amount            ($ IN THOUSANDS)                                 Value

   $10,000  Government Development Bank of Puerto Rico Rev., 4.10%,
            8/17/07                                                        $ 9,995
     1,000  Government Development Bank of Puerto Rico Rev., 4.10%,
            9/27/07                                                            999
     2,925  Government Development Bank of Puerto Rico Rev., 4.10%,
            10/12/07                                                         2,923
     5,000  Government Development Bank of Puerto Rico Rev., 4.10%,
            10/16/07                                                         4,996
     5,000  Government Development Bank of Puerto Rico Rev., 4.12%,
            11/8/07                                                          4,996
                                                                          --------
TOTAL SHORT-TERM MUNICIPAL SECURITIES
(Cost $47,200)                                                              47,179
                                                                          --------

Principal Amount            ($ IN THOUSANDS)                                 Value

TOTAL INVESTMENT SECURITIES -- 99.5%
(Cost $705,298)                                                           $717,058
                                                                          --------
OTHER ASSETS AND LIABILITIES -- 0.5%                                         3,899
                                                                          --------
TOTAL NET ASSETS -- 100.0%                                                $720,957
                                                                          ========

Futures Contracts
                                                      ($ IN THOUSANDS)
                             Expiration       Underlying Face     Unrealized Gain
   Contracts Purchased          Date          Amount at Value          (Loss)

667     U.S. Treasury         September
        2-Year Notes            2007             $135,933              $(115)
                                                 ========             ========

                                                      ($ IN THOUSANDS)
                             Expiration       Underlying Face     Unrealized Gain
      Contracts Sold            Date          Amount at Value          (Loss)

268     U.S. Treasury         September
        10-Year Notes           2007              $28,509               $30
                                                 ========             ========

Swap Agreements
Notional                                                Expiration   Unrealized
Amount        Description of Agreement                  Date         Gain (Loss)

INTEREST RATE SWAP ($ IN THOUSANDS)
                                                        September    $484
$25,000       Received semiannually a variable rate     2017
              based on the weekly Bond Market
              Association Municipal Swap Index and
              pay semiannually a fixed rate equal to
              3.601% with Morgan Stanley Capital
              Services, Inc.
                                                                     ====

------
26

Tax-Free Bond

Notes to Schedule of Investments

ACA = American Capital Access

Ambac = Ambac Assurance Corporation

CIFG = CDC IXIS Financial Guaranty North America

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance, Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

LIBOR = London Interbank Offered Rate

MBIA = MBIA Insurance Corporation

MBIA-IBC = MBIA Insured Bond Certificates

PSF-GTD = Permanent School Fund - Guaranteed

RADIAN = Radian Asset Assurance, Inc.

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective May 31, 2007.

XLCA = XL Capital Ltd.

(1)  Escrowed to maturity in U.S. government securities or state and local government securities.

(2)  Security, or a portion thereof, has been segregated for futures contracts, swap agreements and/or when-issued securities.

(3)  When-issued security.

(4)  Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at May 31, 2007 was $2,034 (in thousands), which represented 0.3% of total net assets.

(5)  Security is a zero-coupon municipal bond. The rate indicated is the yield to maturity at purchase. Zero-coupon securities are issued at a substantial discount from their value at maturity.

See Notes to Financial Statements.

------
27

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2006 to May 31, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all
PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
28

                        Beginning                    Expenses Paid
                         Account        Ending      During Period*    Annualized
                          Value      Account Value     12/1/06 -        Expense
                         12/1/06        5/31/07         5/31/07         Ratio*

Tax-Free Money Market
ACTUAL
Investor Class            $1,000       $1,016.40         $2.61           0.52%
HYPOTHETICAL
Investor Class            $1,000       $1,022.34         $2.62           0.52%

Tax-Free Bond
ACTUAL
Investor Class            $1,000       $1,001.90         $2.45           0.49%
Institutional Class       $1,000       $1,002.90         $1.45           0.29%
Advisor Class             $1,000       $1,000.70         $3.69           0.74%
HYPOTHETICAL
Investor Class            $1,000       $1,022.49         $2.47           0.49%
Institutional Class       $1,000       $1,023.49         $1.46           0.29%
Advisor Class             $1,000       $1,021.24         $3.73           0.74%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
29

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 2007
                                                           Tax-Free
(AMOUNTS IN THOUSANDS EXCEPT AS NOTED)                 Money Market  Tax-Free Bond

ASSETS

Investment securities, at value (cost of $273,862
and $705,298, respectively)                                $273,862       $717,058

Cash                                                            386            255

Unrealized appreciation on swap agreements                       --            484

Interest receivable                                           1,576          9,870

Prepaid portfolio insurance                                      33             --
                                                       ------------   ------------
                                                            275,857        727,667
                                                       ------------   ------------

LIABILITIES

Payable for investments purchased                                --          5,960

Payable for variation margin on futures contracts                --             43

Accrued management fees                                         112            293

Dividends payable                                                12            414
                                                       ------------   ------------
                                                                124          6,710
                                                       ------------   ------------

NET ASSETS                                                 $275,733       $720,957
                                                       ============   ============

NET ASSETS CONSIST OF:

Capital paid in                                            $275,784       $711,960

Undistributed net investment income                              --             25

Accumulated net realized loss on investment
transactions                                                   (51)        (3,187)

Net unrealized appreciation on investments                       --         12,159
                                                       ------------   ------------
                                                           $275,733       $720,957
                                                       ============   ============

INVESTOR CLASS ($ AND SHARES IN FULL)
Net assets                                             $275,733,057   $709,988,166
Shares outstanding                                      275,784,352     66,509,273
Net asset value per share                                     $1.00         $10.68

INSTITUTIONAL CLASS ($ AND SHARES IN FULL)
Net assets                                                      N/A    $10,566,765
Shares outstanding                                              N/A        989,858
Net asset value per share                                       N/A         $10.68

ADVISOR CLASS ($ AND SHARES IN FULL)
Net assets                                                      N/A       $402,187
Shares outstanding                                              N/A         37,658
Net asset value per share                                       N/A         $10.68

See Notes to Financial Statements.

------
30

STATEMENT OF OPERATIONS

YEAR ENDED MAY 31, 2007
                                                            Tax-Free      Tax-Free
(AMOUNTS IN THOUSANDS)                                  Money Market          Bond

INVESTMENT INCOME (LOSS)

INCOME:

Interest                                                     $10,211       $28,877
                                                             -------       -------

EXPENSES:

Management fees                                                1,342         3,165

Distribution fees:
 Advisor Class                                                    --             1

Service fees:
 Advisor Class                                                    --             1

Trustees' fees and expenses                                       13            32

Portfolio insurance                                               53            --

Other expenses                                                     2             1
                                                             -------       -------
                                                               1,410         3,200
                                                             -------       -------

NET INVESTMENT INCOME (LOSS)                                   8,801        25,677
                                                             -------       -------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                                          (4)         (990)

Futures and swaps transactions                                    --       (1,512)
                                                             -------       -------
                                                                 (4) (2,502)
                                                             -------       -------
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)
ON:

Investments                                                       --           836

Futures and swaps                                                 --           399
                                                             -------       -------
                                                                  --         1,235
                                                             -------       -------

NET REALIZED AND UNREALIZED GAIN (LOSS)                          (4)       (1,267)
                                                             -------       -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                   $ 8,797       $24,410
                                                             =======       =======

See Notes to Financial Statements.

------
31

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED MAY 31, 2007 AND MAY 31, 2006
                                              Tax-Free Money
(AMOUNTS IN THOUSANDS)                                Market         Tax-Free Bond

Increase (Decrease) in Net Assets            2007       2006       2007       2006

OPERATIONS

Net investment income (loss)              $ 8,801    $ 7,010   $ 25,677   $ 24,108

Net realized gain (loss)                      (4)         12    (2,502)      1,187

Change in net unrealized appreciation
(depreciation)                                 --         --      1,235   (13,084)
                                         --------   --------   --------   --------

Net increase (decrease) in net assets
resulting from operations                   8,797      7,022     24,410     12,211
                                         --------   --------   --------   --------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
 Investor Class                           (8,801)    (7,010)   (25,320)   (23,809)
 Institutional Class                           --         --      (348)      (328)
 Advisor Class                                 --         --        (9)        (1)

From net realized gains:
 Investor Class                                --         --         --      (451)
 Institutional Class                           --         --         --        (6)
                                         --------   --------   --------   --------

Decrease in net assets from
distributions                             (8,801)    (7,010)   (25,677)   (24,595)
                                         --------   --------   --------   --------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets
from capital share transactions             3,529   (12,655)     48,925     66,467
                                         --------   --------   --------   --------

NET INCREASE (DECREASE) IN NET ASSETS       3,525   (12,643)     47,658     54,083

NET ASSETS

Beginning of period                       272,208    284,851    673,299    619,216
                                         --------   --------   --------   --------

End of period                            $275,733   $272,208   $720,957   $673,299
                                         ========   ========   ========   ========

Undistributed net investment income            --         --        $25         --
                                        ========   ========   ========   ========

See Notes to Financial Statements.

------
32

NOTES TO FINANCIAL STATEMENTS

MAY 31, 2007 (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Municipal Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Tax-Free Money Market Fund (Tax-Free Money
Market) and Tax-Free Bond Fund (Tax-Free Bond) (collectively, the funds) are two funds in a series issued by the trust. Tax-Free Money Market is diversified under Rule 2a-7 of the 1940 Act. Tax-Free Bond is diversified under the 1940
Act. The funds' investment objective is to seek safety of principal and high current income that is exempt from federal income tax. Tax-Free Money Market invests primarily in cash-equivalent, high-quality municipal obligations.
Tax-Free Bond invests primarily in high-quality municipal obligations. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- Tax-Free Money Market is authorized to issue the Investor
Class. Tax-Free Bond is authorized to issue the Investor Class, the
Institutional Class and the Advisor Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets. The Advisor Class of Tax-Free Bond commenced operations on July 29, 2005.

SECURITY VALUATIONS -- Securities of Tax-Free Money Market are valued at amortized cost, which approximates current market value. Securities of Tax-Free
Bond are valued at current market value as provided by a commercial pricing services or at the mean of the most recent bid and ask prices. Debt securities maturing in greater than 60 days are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days may be valued at cost, plus or minus any amortized discount or premium. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of
Trustees. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the Board of Trustees or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The funds may engage in securities transactions on a when-issued or forward commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet the purchase price.

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33

MAY 31, 2007 (AMOUNTS IN THOUSANDS)

FUTURES CONTRACTS -- Tax-Free Bond may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, Tax-Free Bond is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by Tax-Free Bond. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. Tax-Free Bond recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain
(loss) on futures and swaps transactions and unrealized appreciation
(depreciation) on futures and swaps, respectively.

SWAP AGREEMENTS -- Tax-Free Bond may enter into swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities that Tax-Free Bond anticipates purchasing at a later date; or gain exposure to certain markets in the most economical way possible. A basic swap agreement is a contract in which two parties agree to exchange the returns earned or realized on predetermined investments or instruments. Tax-Free Bond will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet requirements. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities.
Swap agreements are valued daily and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on futures and swaps. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments and instruments.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually. Tax-Free Money Market does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any capital gains distributions.

INDEMNIFICATIONS -- Under the trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications.
The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

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34

MAY 31, 2007 (AMOUNTS IN THOUSANDS)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The trust has entered into a Management Agreement with
American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. The fee consists of
(1) an Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as each fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds. The rates for the
Investment Category Fee range from 0.1570% to 0.2700% for Tax-Free Money Market.
The rates for the Investment Category Fee range from 0.1625% to 0.2800% for
Tax-Free Bond. Rates for the Complex Fee range from 0.2500% to 0.3100% for the
Investor Class. The Institutional Class is 0.2000% less and the Advisor Class is
0.2500% less at each point within the Complex Fee range. The effective annual management fee for each of the Investor Classes of Tax-Free Money Market and
Tax-Free Bond for the year ended May 31, 2007 was 0.49% and 0.48%, respectively.
The effective annual management fee for the Institutional Class and the Advisor
Class of Tax-Free Bond for the year ended May 31, 2007 was 0.28% and 0.23%, respectively.

DISTRIBUTION AND SERVICE FEES -- The Board of Trustees has adopted a Master
Distribution and Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and an annual service fee equal to 0.25%. The fees are computed and accrued daily based on the Advisor Class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred under the plan during the year ended May 31, 2007, are detailed in the Statement of Operations.

MONEY MARKET INSURANCE -- Tax-Free Money Market, along with other money market funds managed by ACIM, have entered into an insurance agreement with Ambac
Assurance Corporation (Ambac). Ambac provides limited coverage for certain loss events including issuer defaults as to payment of principal or interest and insolvency of a credit enhancement provider. Tax-Free Money Market pays annual premiums to Ambac, which are amortized daily over one year. For the year ended
May 31, 2007, the annualized ratio of money market insurance expense to average net assets was 0.02%.

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc. (ACC), the parent of the trust's investment advisor, ACIM, the distributor of the trust, ACIS, and the trust's transfer agent, American Century
Services, LLC.

Tax-Free Bond has a bank line of credit agreement with JPMorgan Chase Bank
(JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of
JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities for Tax-Free Bond, excluding short-term investments, for the year ended May 31, 2007, were $334,590 and
$271,751, respectively.

All investment transactions for Tax-Free Money Market were considered short-term during the year ended May 31, 2007.

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35

MAY 31, 2007 (AMOUNTS IN THOUSANDS)

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows (unlimited number of shares authorized):

                                  Year ended May 31, 2007    Year ended May 31, 2006(1)
                                     Shares      Amount        Shares       Amount
Tax-Free Money Market
INVESTOR CLASS
Sold                                219,384   $ 219,384       215,988    $ 215,988
Issued in reinvestment of
distributions                         8,653       8,653         6,881        6,881
Redeemed                          (224,508)   (224,508)     (235,524)    (235,524)
                                  ---------   ---------     ---------    ---------
Net increase (decrease)               3,529     $ 3,529      (12,655)    $(12,655)
                                  =========   =========     =========    =========

Tax-Free Bond
                                 INVESTOR CLASS
Sold                                 23,605   $ 254,185        18,991    $ 204,384
Issued in reinvestment of
distributions                         1,862      20,025         1,750       18,842
Redeemed                           (21,328)   (228,430)      (14,501)    (155,962)
                                  ---------   ---------     ---------    ---------
                                      4,139      45,780         6,240       67,264
                                  ---------   ---------     ---------    ---------
INSTITUTIONAL CLASS
Sold                                    342       3,693             9           93
Issued in reinvestment of
distributions                            31         329            30          321
Redeemed                              (116)     (1,258)         (115)      (1,237)
                                  ---------   ---------     ---------    ---------
                                        257       2,764          (76)        (823)
                                  ---------   ---------     ---------    ---------
ADVISOR CLASS
Sold                                     35         372             2           25
Issued in reinvestment of
distributions                             1           9            --            1
                                  ---------   ---------     ---------    ---------
                                         36         381             2           26
                                  ---------   ---------     ---------    ---------
Net increase (decrease)               4,432    $ 48,925         6,166     $ 66,467
                                  =========   =========     =========    =========

(1)  July 29, 2005 (commencement of sale) through May 31, 2006 for Tax-Free
     Bond's Advisor Class.

5. BANK LINE OF CREDIT

Tax-Free Bond, along with certain other funds managed by ACIM or American
Century Global Investment management, Inc., has a $500 million unsecured bank line of credit agreement with JPMCB. Tax-Free Bond may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. Tax-Free
Bond did not borrow from the line during the year ended May 31, 2007.

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36

MAY 31, 2007 (AMOUNTS IN THOUSANDS)

6. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended May 31, 2007 and
May 31, 2006 were as follows:

                             Tax-Free Money Market     Tax-Free Bond
                                2007        2006       2007      2006
DISTRIBUTIONS PAID FROM
Ordinary income                $8,801      $7,010    $25,677   $24,138
Long-term capital gains          --          --         --       $457

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 31, 2007, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

                                                     Tax-Free Money
                                                             Market  Tax-Free Bond

Federal tax cost of investments                            $273,862       $705,298
                                                           ========       ========

Gross tax appreciation of investments                            --        $13,438

Gross tax depreciation of investments                            --        (1,678)
                                                           --------       --------

Net tax appreciation (depreciation) of
investments                                                      --        $11,760
                                                           ========       ========

Net tax appreciation (depreciation) on
derivatives                                                      --           $484
                                                           --------       --------

Net tax appreciation (depreciation)                              --        $12,244
                                                           ========       ========

Undistributed taxable income                                     --            $25

Accumulated capital losses                                    $(48)       $(2,477)

Capital loss deferrals                                         $(3)         $(795)

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains for certain futures contracts.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire as follows:

                            2009   2010  2011   2012   2013   2014    2015
Tax-Free Money Market      $(32)   $(9)   --    $(4)   $(1)    --     $(2)
Tax-Free Bond                --     --    --     --     --     --   $(2,477)

The capital loss deferrals represent net capital losses incurred in the seven-month period ended May 31, 2007. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

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37

MAY 31, 2007 (AMOUNTS IN THOUSANDS)

7. OTHER TAX INFORMATION (UNAUDITED) ($ IN FULL)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The funds designate exempt interest dividends for the fiscal year ended May 31,
2007, as follows:

                               Tax-Free Money Market   Tax-Free Bond
Exempt interest dividends            $8,797,104         $25,715,271

8. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued
Statement of Financial Accounting Standards No. 157, "Fair Value Measurements"
(FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS 157.

9. SUBSEQUENT EVENTS

On December 8, 2006, the Board of Trustees of Arizona Municipal Bond Fund
(Arizona Municipal) and Florida Municipal Bond Fund (Florida Municipal), two
funds in a series issued by the trust, approved plans of reorganization (the reorganizations) pursuant to which Tax-Free Bond will acquire all of the assets of Arizona Municipal and Florida Municipal in exchange for shares of equal value of Tax-Free Bond and assumption by Tax-Free Bond of certain liabilities of
Arizona Municipal and Florida Municipal. The financial statements and performance history of Tax-Free Bond will be carried over in the post-reorganization. The reorganizations are subject to approval by Arizona
Municipal and Florida Municipal shareholders at a meeting expected to be held on
July 27, 2007. The reorganizations are expected to be effective at the close of business on August 31, 2007.

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38

FINANCIAL HIGHLIGHTS
Tax-Free Money Market

Investor Class
For a Share Outstanding Throughout the Years Ended May 31

                                   2007       2006      2005       2004       2003
PER-SHARE DATA

Net Asset Value, Beginning
of Period                         $1.00      $1.00     $1.00      $1.00      $1.00
                               --------   --------  --------   --------   --------

Income From Investment
Operations

 Net Investment
 Income (Loss)                     0.03       0.02      0.01       0.01       0.01
                               --------   --------  --------   --------   --------
Distributions

 From Net
 Investment Income               (0.03)     (0.02)    (0.01)     (0.01)     (0.01)
                               --------   --------  --------   --------   --------

Net Asset Value, End of
Period                            $1.00      $1.00     $1.00      $1.00      $1.00
                               ========   ========  ========   ========   ========

TOTAL RETURN(1)                   3.26%      2.51%     1.33%      0.64%      1.05%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets             0.52%      0.52%     0.51%      0.51%      0.51%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                        3.22%      2.47%     1.31%      0.65%      1.04%

Net Assets, End of Period
(in thousands)                 $275,733   $272,208  $284,851   $276,245   $272,256

(1)  Total return assumes reinvestment of net investment income and capital gains distributions, if any.

See Notes to Financial Statements.

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39

Tax-Free Bond

Investor Class
For a Share Outstanding Throughout the Years Ended May 31

                                   2007       2006      2005       2004       2003
PER-SHARE DATA

Net Asset Value, Beginning
of Period                        $10.67     $10.88    $10.71     $11.19     $10.63
                               --------   --------  --------   --------   --------

Income From Investment
Operations

 Net Investment
 Income (Loss)                     0.42       0.40      0.38       0.37       0.39

 Net Realized and
 Unrealized Gain (Loss)            0.01     (0.20)      0.17     (0.45)       0.58
                               --------   --------  --------   --------   --------

 Total From
 Investment Operations             0.43       0.20      0.55     (0.08)       0.97
                               --------   --------  --------   --------   --------

Distributions

 From Net
 Investment Income               (0.42)     (0.40)    (0.38)     (0.37)     (0.39)

 From Net Realized Gains             --     (0.01)        --     (0.03)     (0.02)
                               --------   --------  --------   --------   --------

 Total Distributions             (0.42)     (0.41)    (0.38)     (0.40)     (0.41)
                               --------   --------  --------   --------   --------

Net Asset Value, End of
Period                           $10.68     $10.67    $10.88     $10.71     $11.19
                               ========   ========  ========   ========   ========

TOTAL RETURN(1)                   4.08%      1.87%     5.16%    (0.79)%      9.31%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets             0.49%      0.49%     0.50%      0.51%      0.51%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                        3.91%      3.73%     3.46%      3.34%      3.62%

Portfolio Turnover Rate             43%        79%       77%        60%        57%

Net Assets, End of Period
(in thousands)                 $709,988   $665,458  $610,420   $583,689   $620,000

(1)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

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40

Tax-Free Bond

Institutional Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)

                                        2007     2006    2005      2004    2003(1)
PER-SHARE DATA

Net Asset Value, Beginning of
Period                                $10.67   $10.88  $10.71    $11.19     $10.90
                                      ------   ------  ------    ------     ------

Income From Investment Operations

 Net Investment Income (Loss)           0.44     0.42    0.40      0.39       0.05

 Net Realized and
 Unrealized Gain (Loss)                 0.01   (0.20)    0.17    (0.45)       0.29
                                      ------   ------  ------    ------     ------

 Total From
 Investment Operations                  0.45     0.22    0.57    (0.06)       0.34
                                      ------   ------  ------    ------     ------

Distributions

 From Net Investment Income           (0.44)   (0.42)  (0.40)    (0.39)     (0.05)

 From Net Realized Gains                  --   (0.01)      --    (0.03)         --
                                      ------   ------  ------    ------     ------

 Total Distributions                  (0.44)   (0.43)  (0.40)    (0.42)     (0.05)
                                      ------   ------  ------    ------     ------

Net Asset Value, End of Period        $10.68   $10.67  $10.88    $10.71     $11.19
                                      ======   ======  ======    ======     ======

TOTAL RETURN(2)                        4.28%    2.07%   5.37%   (0.60)%      3.14%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                     0.29%    0.29%   0.30%     0.31%   0.30%(3)

Ratio of Net Investment Income
(Loss) to Average Net Assets           4.11%    3.93%   3.66%     3.54%   3.68%(3)

Portfolio Turnover Rate                  43%      79%     77%       60%     57%(4)

Net Assets, End of Period (in
thousands)                           $10,567   $7,815  $8,796    $7,711     $7,609

(1)  April 15, 2003 (commencement of sale) through May 31, 2003.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3)  Annualized.

(4)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended May 31, 2003.

See Notes to Financial Statements.

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41

Tax-Free Bond

Advisor Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)

                                                                   2007    2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                             $10.67     $10.83
                                                                 ------     ------

Income From Investment Operations

 Net Investment Income (Loss)                                      0.39       0.31

 Net Realized and Unrealized Gain (Loss)                           0.01     (0.15)
                                                                 ------     ------

 Total From Investment Operations                                  0.40       0.16
                                                                 ------     ------

Distributions

 From Net Investment Income                                      (0.39)     (0.31)

 From Net Realized Gains                                             --     (0.01)
                                                                 ------     ------

 Total Distributions                                             (0.39)     (0.32)
                                                                 ------     ------

Net Asset Value, End of Period                                   $10.68     $10.67
                                                                 ======     ======

TOTAL RETURN(2)                                                   3.82%      1.51%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                 0.74%   0.74%(3)

Ratio of Net Investment Income (Loss) to Average Net Assets       3.66%   3.52%(3)

Portfolio Turnover Rate                                             43%     79%(4)

Net Assets, End of Period (in thousands)                           $402        $25

(1)  July 29, 2005 (commencement of sale) through May 31, 2006.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3)  Annualized.

(4)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended May 31, 2006.

See Notes to Financial Statements.

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42

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the American Century Municipal Trust and Shareholders of the
Tax-Free Money Market Fund and the Tax-Free Bond Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Tax-Free Money Market Fund and
Tax-Free Bond Fund (two of the six funds in the American Century Municipal Trust hereafter referred to as the "Funds") at May 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).
Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
July 17, 2007

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43

MANAGEMENT

The individuals listed below serve as trustees or officers of the funds. Each trustee serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent trustees is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees. Those listed as interested trustees are "interested"
primarily by virtue of their engagement as trustees and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds' investment advisor, American Century Investment Management, Inc. (ACIM); the funds'
principal underwriter, American Century Investment Services, Inc. (ACIS); and
the funds' transfer agent, American Century Services, LLC (ACS).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, trustees or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The trustees serve in this capacity for eight registered investment companies in the American Century family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 investment companies advised by ACIM or American Century Global
Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INTERESTED TRUSTEE

JONATHAN S. THOMAS
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUNDS: Advisory Board Member (since 2007) and President
(since 2007) PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief
Executive Officer, ACC (March 2007 to present); Chief Administrative Officer,
ACC (February 2006 to February 2007); Executive Vice President, ACC (November
2005 to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM, ACGIM,
ACIS and other ACC subsidiaries; Managing Director, Morgan Stanley (March 2000 to November 2005) NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 109
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

INDEPENDENT TRUSTEES

JOHN FREIDENRICH
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Trustee (since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member and Manager, Regis
Management Company, LLC (April 2004 to present); Partner and Founder, Bay
Partners (Venture capital firm, 1976 to present); Partner and Founder, Ware &
Freidenrich (1968 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

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44

RONALD J. GILSON
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Trustee (since 1995) and Chairman of the Board
(since 2005) PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers
Professor of Law and Business, Stanford Law School (1979 to present); Marc and
Eva Stern Professor of Law and Business, Columbia University School of Law (1992
to
present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

KATHRYN A. HALL
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: Trustee (since 2001)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman and Co-Chief
Executive Officer and Chief Investment Officer, Offit Hall Capital Management,
LLC (April 2002 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

PETER F. PERVERE
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Advisory Board Member (since 2006) PRINCIPAL
OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Vice President and Chief
Financial Officer, Commerce One, Inc. (software and services provider) NUMBER OF
PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43 OTHER DIRECTORSHIPS HELD BY
TRUSTEE: Director, Intraware, Inc.

MYRON S. SCHOLES
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1941
POSITION(S) HELD WITH FUND: Trustee (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Platinum Grove Asset
Management, L.P., and a Partner, Oak Hill Capital Management (1999 to
present); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate
School of Business (1996 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Chicago Mercantile Exchange
(2000 to present)

JOHN B. SHOVEN
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Trustee (since 2002)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Professor of Economics, Stanford
University (1973 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Cadence Design Systems (1992 to
present)

JEANNE D. WOHLERS
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Trustee (since 1984)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Director and Partner,
Windy Hill Productions, LP (educational software)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

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45

OFFICERS

MARYANNE ROEPKE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000) PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief
Compliance Officer, ACIM, ACGIM and ACS (August 2006 to present); Assistant
Treasurer, ACC (January 1995 to August 2006); Treasurer and Chief Financial
Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

CHARLES A. ETHERINGTON
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUNDS: General Counsel (since 2007) and Senior Vice
President (since 2006) PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice
President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; and
Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006) PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice
President, ACS (February 2000 to present) and Controller, various American
Century funds (1997 to September 2006)

C. JEAN WADE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1964
POSITION(S) HELD WITH FUND: Controller (since 1996)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present)

JON ZINDEL
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the funds' trustees and is available without charge, upon request, by calling 1-800-345-2021.

------
46

SHARE CLASS INFORMATION

One class of shares is authorized for sale by Tax-Free Money Market: Investor
Class. Three classes of shares are authorized for sale by Tax-Free Bond:
Investor Class, Institutional Class, and Advisor Class. The total expense ratio for Institutional Class shares is lower than that of Investor Class shares. The total expense ratio for Advisor Class shares is higher than that of Investor
Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors.
Advisor Class shares are subject to a 0.50% annual Rule 12b-1 distribution and service fee. The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

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47

ADDITIONAL INFORMATION

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century's website at americancentury.com and on the Securities and Exchange
Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling
1-800-345-2021.

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48

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX is composed of those securities included in the Lehman Brothers Municipal Bond Index that have maturities of 2-4 years.

The LEHMAN BROTHERS LONG-TERM MUNICIPAL BOND INDEX is composed of those securities included in the Lehman Brothers Municipal Bond Index that have maturities greater than 22 years.

The LEHMAN BROTHERS MUNICIPAL 5-YEAR GENERAL OBLIGATION (GO) INDEX is composed of investment-grade U.S. municipal securities, with maturities of four to six years, that are general obligations of a state or local government.

The LEHMAN BROTHERS MUNICIPAL BOND INDEX is a market value-weighted index designed for the long-term tax-exempt bond market.

The LEHMAN BROTHERS NON-INVESTMENT-GRADE MUNICIPAL BOND INDEX is composed of non-investment grade U.S. municipal securities with a remaining maturity of one year or more.

The LEHMAN BROTHERS U.S. AGGREGATE INDEX represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S.
dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The LEHMAN BROTHERS U.S. TREASURY INDEX is composed of those securities included in the Lehman Brothers U.S. Aggregate Index that are public obligations of the
U.S. Treasury with a remaining maturity of one year or more.

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49

NOTES

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50

NOTES

------
51

NOTES

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52

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUNICIPAL TRUST

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investment Services, Inc., Distributor

(C)2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0707
SH-ANN-55128N

[front cover]

AMERICAN CENTURY INVESTMENTS
Annual Report               May 31, 2007

[photo of summer]

Arizona Municipal Bond Fund
Florida Municipal Bond Fund
Long-Term Tax-Free Fund
High-Yield Municipal Fund

[american century investments logo and type logo]

OUR MESSAGE TO YOU

We have the privilege of providing you with the annual report for the American
Century® Arizona Municipal Bond, Florida Municipal Bond, Long-Term Tax-Free
and High-Yield Municipal funds for the 12 months ended May 31, 2007. We've gathered this information to help you monitor your investment. Another resource is our website, americancentury.com, where we post company news, portfolio commentaries, investment views, and other communications about portfolio strategy, personal finance, government policy, and the markets.

Speaking of company news, American Century Investments announced the following leadership changes. Chief Investment Officer Mark Mallon retired in the first quarter of 2007, after nearly a decade with us. Effective January 1, 2007, former International Equity CIO Enrique Chang became CIO with responsibilities for the entire investment management operation. Prior to joining us in 2006,
Enrique worked at Munder Capital Management, serving the last four years as president and CIO. Before that, he held a series of senior investment management positions at Vantage Global Advisors, J. & W. Seligman and Co., and
General Reinsurance Corp.

In January 2007, President and Chief Executive Officer Bill Lyons announced his retirement after nearly 20 years at American Century Investments. Chief
Financial Officer Jonathan Thomas was appointed president and CEO effective
March 1, 2007. Since 2005, Jonathan has overseen our financial area, with additional responsibilities in purchasing, facilities, real estate, information technology, operations, and human resources. Before joining us,
Jonathan was a managing director and global chief operating officer of Morgan
Stanley's investment division, and worked in senior leadership roles for Bank of America, Boston Financial Services, and Fidelity Investments.

We wish to thank Mark and Bill for their many years of distinguished service
-- American Century Investments is a stronger company as a result of their hard work. And we firmly believe their roles in our firm have transitioned to two talented, committed, and experienced top executives.

[photo of James E. Stowers, Jr.

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER AND CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

TABLE OF CONTENTS

     Market Perspective. . . . . . . . . . . . . . . . . . . . . .. . .       2
      U.S. Fixed-Income Total Returns. . . . . . . . . . . . . . .. . .       2

ARIZONA MUNICIPAL BOND

FLORIDA MUNICIPAL BOND

LONG-TERM TAX-FREE

HIGH-YIELD MUNICIPAL

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and
American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any
American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American
Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By David MacEwen, Chief Investment Officer, Fixed Income

FED PAUSE TRIGGERED BOND RALLY

U.S. bonds mostly rallied during the 12 months ended May 31, 2007. The bulk of the rally came in the second half of 2006, following the last of the Federal
Reserve's (the Fed's) 17 short-term interest rate increases from June 2004 to
June 2006. The Fed's decision to hold rates steady beginning with its August
2006 meeting came in the face of falling energy prices and moderating economic growth and inflation expectations at that time.

During the reporting period, U.S. gross domestic product (GDP) growth slowed to an annual rate below 2.5%, less than the 3-4% rate of the past several calendar years. Meanwhile, near-term inflation worries flared for about nine months as the trailing 12-month percentage change in core consumer prices
(without volatile food and energy prices) lingered at five-year highs before finishing May at 2.2%. But forecasts of moderate GDP growth going forward limited longer-term inflation fears, and equity market volatility in the first quarter of 2007 helped push down yields. These competing factors meant the yield on the generic 10-year AAA municipal note spent the last half of the reporting period fluctuating in a narrow range between about 3.70% and 3.90%.

BONDS BENEFITED, MUNICIPALS RALLIED

Mixed economic reports, stock market volatility, and subprime mortgage woes boosted demand for Treasury bonds, driving yields down across the Treasury yield curve. The Treasury curve flattened, with little difference in yield between two- and 10-year notes. The municipal curve flattened as well, as short yields edged up while demand for longer-term notes and bonds pushed their yields lower.

Though all sectors of the U.S. bond market posted gains, the broad investment-grade municipal market underperformed the broad investment-grade taxable market, which is typical when Treasurys rally.

High-yield municipals outperformed investment-grade municipals for the 12 months -- yield-seeking investors continued to embrace high-yield bonds as a result of the flat shape of the curve. By the end of May, high-yield municipal bonds had racked up 19 consecutive months of gains, according to Lehman
Brothers.

U.S. Fixed-Income Total Returns
For the 12 months ended May 31, 2007

LEHMAN BROTHERS MUNICIPAL MARKET INDICES
Municipal Bond                                    4.84%
3-Year Municipal Bond                             3.58%
5-Year General Obligation (GO)                    3.55%
Long-Term Municipal Bond                          6.28%
Non-Investment-Grade (High-Yield)                 8.95%

TAXABLE MARKET RETURNS
Lehman Brothers U.S. Aggregate Index              6.66%
Lehman Brothers U.S. Treasury Index               5.86%
3-Month Treasury Bill                             5.23%
10-Year Treasury Note                             5.97%

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2

PERFORMANCE
Arizona Municipal Bond

Total Returns as of May 31, 2007
                                           Average Annual Returns
                                                              Since     Inception
                            1 year    5 years   10 years    Inception      Date

INVESTOR CLASS              4.07%      3.77%      4.77%       5.15%      4/11/94

LEHMAN BROTHERS
MUNICIPAL 5-YEAR
GO INDEX                    3.55%      3.51%      4.63%     4.98%(1)        --

LIPPER OTHER STATES
INTERMEDIATE MUNICIPAL
DEBT FUNDS
AVERAGE RETURNS(2)          3.50%      3.30%      4.07%     4.49%(3)        --

Investor Class's Lipper
Ranking(2)
 as of 5/31/07            23 of 119   15 of 94   3 of 73   5 of 43(3)       --
 as of 6/30/07            13 of 118   14 of 93   3 of 72   5 of 42(3)       --

A Class                                                                  2/27/04
 No sales charge*           3.81%        --        --         2.16%
 With sales charge*         -0.84%       --        --         0.73%

B Class                                                                  2/27/04
 No sales charge*           3.03%        --        --         1.42%
 With sales charge*         -0.97%       --        --         0.52%

C Class                     3.03%        --        --         1.40%      2/27/04

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed income funds and may be subject to a maximum CDSC of
  1.00%. B Class shares redeemed within six years of purchase are subject to a
  CDSC that declines from 5.00% during the first year after purchase to 0.00%
  the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class
  Information page for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)  Since 3/31/94, the date nearest the Investor Class's inception for which data are available.

(2)  Data provided by Lipper Inc. - A Reuters Company. ©2007 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon. Lipper Fund Performance -- Performance data is total return, and is preliminary and subject to revision. Lipper Rankings -- Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper. The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by
     Lipper.

(3)  Since 4/14/94, the date nearest the Investor Class's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT).
Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

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3

Arizona Municipal Bond

Growth of $10,000 Over 10 Years
$10,000 investment made May 31, 1997

One-Year Returns Over 10 Years
Periods ended May 31
               1998    1999    2000    2001    2002    2003    2004     2005    2006   2007

Investor
Class         7.19%   4.51%   0.20%   10.57%   6.74%  9.36%   -1.06%   5.21%   1.59%   4.07%

Lehman
Brothers
Municipal
5-Year GO
Index         6.95%   4.90%   0.65%   10.17%   6.33%  8.72%   -0.22%   4.47%   1.24%   3.55%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT).
Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

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4

PORTFOLIO COMMENTARY
Arizona Municipal Bond

Lead Portfolio Managers: Robert Miller and Steven Permut

PERFORMANCE SUMMARY

Arizona Municipal Bond returned 4.07%* for the 12 months ended May 31, 2007.
By comparison, the Lehman Brothers Municipal 5-Year GO Index returned 3.55%, while the average return of the 119 other states intermediate municipal debt funds tracked by Lipper Inc. was 3.50%. The portfolio's average annual returns exceeded those of its Lipper group average for the one-, five-, and 10-year periods ended May 31, 2007 (see page 3).

The portfolio's absolute return reflected the positive performance of the municipal market as a whole (see the Market Perspective on page 2). Relative to the Lipper group, we believe the portfolio benefited from our duration
(price sensitivity to interest rate changes) and credit positioning, as well as holding a slice of higher-yielding Puerto Rico debt.

RATE POSITIONING HELPED

We use a relative value approach to investing, looking for securities that we believe offer attractive risk and return characteristics. This means we often put our investment capital to work in bonds trading at attractive valuations or temporarily depressed levels. In regard to the portfolio's rate sensitivity, this approach led us to make modest, tactical adjustments to duration, lengthening it at the beginning of the fiscal year in anticipation of benefiting from a strong technical period for municipal bonds.

Having a longer duration helped performance as rates fell (and bond prices rose) for much of the second half of 2006. But with generally healthy economic growth in 2007 and expectations of higher inflation in the market, bonds looked rich after the big rally. As a result, we began to shorten the portfolio's duration, ending the period slightly short of what we believe is our peer group average.

Portfolio at a Glance
                                     As of           As of
                                    5/31/07         5/31/06

Weighted Average Maturity          6.4 years       8.3 years
Average Duration (Modified)        4.6 years       4.4 years

Yields as of May 31, 2007

30-Day SEC Yield
Investor Class                                       3.60%
A Class                                              3.18%
B Class                                              2.60%
C Class                                              2.60%

Investor Class 30-Day Tax-Equivalent Yields(1)
28.36% Tax Bracket                                   5.02%
31.45% Tax Bracket                                   5.25%
36.21% Tax Bracket                                   5.64%
38.11% Tax Bracket                                   5.81%

(1)  The tax brackets indicated are combined federal and state tax brackets.
     Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

* All fund returns referenced in this commentary are for Investor Class shares.

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5

GIVING CREDIT

We also helped performance by taking an overweight position relative to the peer group in bonds rated BBB and A. The spread, or difference in yield, between these lower-rated bonds and AAA securities tightened to historically low levels during the period. When credit spreads narrow, lower-rated bonds outperform.

But this means that we were being compensated with less yield than in the past for taking on additional credit risk. As a result, we've been paring back that overweight position in recent months. In its place we added bonds higher in quality or from sectors likely to hold up better in an economic slowdown. For example, we bought some hospital bonds -- these securities aren't sensitive to economic cycles, and were trading at attractive levels because of a temporary increase in supply.

ADDING YIELD

Another way we enhanced returns was by taking advantage of attractive yields on bonds issued by different states and U.S. territories. The portfolio ended the reporting period with about 6% of assets in very short-term Puerto Rico commercial paper. These securities skew the portfolio's overall credit quality downward because of their BBB rating. However, we felt they offered an excellent risk/reward profile because they have money market-like maturities but yields comparable to even the longest-term municipal bonds.

STARTING POINT FOR NEXT REPORTING PERIOD

"We continue to focus on the fund's repeatable, multi-layered investment process, based on thorough credit analysis, security selection, and investment monitoring over time. We think our track record versus our competition validates this steady, long-term approach to investing," says portfolio manager Robert Miller. "We're also working hard to position the portfolio for slower economic growth. This means we're looking at lengthening duration slightly, trading up in credit quality, and shifting into more defensive sectors, such as higher education and hospital bonds, when we think we can add them at attractive relative values."

Portfolio Composition By Credit Rating
                                 % of fund         % of fund
                                investments       investments
                                   as of             as of
                                  5/31/07          11/30/06

AAA                                 65%               71%
AA                                   5%               4%
A                                    8%               9%
BBB                                 21%               16%
BB                                   1%               --

Ratings provided by independent research companies. These ratings are listed in Standard & Poor's format even if they were provided by other sources.

Top Five Sectors as of May 31, 2007
                                                   % of fund
                                                  investments

General Obligation (GO)                               35%
Prerefunded                                           21%
Water and Sewer Revenue                               12%
Certificates of Participation (COPs)/Leases           9%
Higher Education                                      8%

------
6

SCHEDULE OF INVESTMENTS
Arizona Municipal Bond

MAY 31, 2007

Principal Amount                                                             Value

Municipal Securities -- 91.6%

ARIZONA -- 82.5%

   $1,505,000  Arizona Board of Regents COP, Series 2002 A,
               (University of Arizona), 5.50%, 6/1/12, Prerefunded
               at 100% of Par (Ambac)(1)                               $ 1,615,196
      140,000  Arizona Board of Regents COP, Series 2002 A,
               (University of Arizona), 5.50%, 6/1/17 (Ambac)              149,471
    1,000,000  Arizona Board of Regents COP, Series 2006 A,
               (University of Arizona), 5.00%, 6/1/18 (Ambac)            1,065,700
    1,000,000  Arizona Health Facilities Auth. Rev., (Blood Systems
               Incorporated), 5.00%, 4/1/21                              1,017,590
    1,750,000  Arizona School Facilities Board Rev., (State School
               Improvement), 5.50%, 7/1/11, Prerefunded at 100% of
               Par(1)                                                    1,858,430
    1,880,000  Arizona Tourism & Sports Auth. Tax Rev., (Baseball
               Training Facilities), 5.00%, 7/1/13(2)                    1,947,680
    1,910,000  Energy Management Services LLC Rev., (Arizona State
               University - Main Campus), 4.50%, 7/1/11 (MBIA)           1,959,717
      460,000  Glendale Industrial Development Auth. Rev., Series
               1998 A, (Midwestern University), 5.38%, 5/15/08,
               Prerefunded at 101% of Par(1)                               471,712
      540,000  Glendale Industrial Development Auth. Rev., Series
               1998 A, (Midwestern University), 5.38%, 5/15/28             550,093
      500,000  Glendale Industrial Development Auth. Rev., Series
               2001 A, (Midwestern University), 5.75%, 5/15/11             537,220
    1,740,000  Greater Arizona Development Auth. Rev., Series 2005
               A, 5.00%, 8/1/23 (MBIA)(2)                                1,828,549
    1,040,000  Maricopa County Kyrene Elementary School District
               No. 28 GO, Series 2001 B, 4.30%, 7/1/07 (MBIA)(3)         1,036,682
    1,615,000  Maricopa County Litchfield Elementary School
               District No. 79 GO, Series 2000 A, (Projects of
               1998), 4.55%, 7/1/07 (FSA)(2)                             1,616,017

Principal Amount                                                             Value

   $1,000,000  Maricopa County Peoria Unified School District No.
               11 GO, (School Improvement), 5.00%, 7/1/24 (MBIA)       $ 1,057,930
    1,000,000  Maricopa County Phoenix Elementary School District
               No. 1 GO, 5.50%, 7/1/07, Prerefunded at 101% of Par
               (MBIA)(1)                                                 1,011,330
    1,445,000  Maricopa County Phoenix Union High School District
               No. 210 GO, 4.75%, 7/1/11 (FSA)                           1,496,153
    1,955,000  Maricopa County Saddle Mountain Unified School
               District No. 90 GO, Series 2003 A, 5.00%, 7/1/10(2)       2,003,132
    1,000,000  Maricopa County Scottsdale Elementary School
               District No. 48 GO, 6.60%, 7/1/12                         1,126,070
    1,265,000  Mohave County Community College District COP, 5.75%,
               3/1/14 (Ambac)                                            1,326,656
    1,150,000  Mohave County Community College District Rev.,
               (State Board of Directors), 6.00%, 3/1/10,
               Prerefunded at 100% of Par (MBIA)(1)                      1,214,619
    1,815,000  Navajo County Unified School District No. 20 Rev.,
               Series 2006 A, 5.00%, 7/1/17 (MBIA)(2)                    1,954,174
    1,000,000  Phoenix Civic Improvement Corp. Water System Rev.,
               (Junior Lien), 6.25%, 7/1/10, Prerefunded at 101% of
               Par (FGIC)(1)                                             1,078,760
    1,000,000  Phoenix Civic Improvement Corp. Water System Rev.,
               (Junior Lien), 5.50%, 7/1/19 (FGIC)                       1,070,480
    1,000,000  Phoenix Civic Improvement Corp. Water System Rev.,
               (Junior Lien), 5.00%, 7/1/21 (MBIA)                       1,057,130
    1,070,000  Phoenix GO, Series 1995 A, 6.25%, 7/1/17                  1,269,095
    1,710,000  Pima County Metropolitan Domestic Water Improvement
               District Rev., 5.25%, 7/1/18 (Ambac)                      1,890,918
    1,800,000  Pima County Metropolitan Domestic Water Improvement
               District Rev., 5.25%, 7/1/19 (Ambac)(2)                   1,998,360

------
7

Arizona Municipal Bond

Principal Amount                                                             Value

   $1,125,000  Pima County Unified School District No. 6 Marana GO,
               5.50%, 7/1/15 (FGIC)                                    $ 1,188,281
      820,000  Pinal County COP, 4.75%, 6/1/13 (Ambac)                     851,201
    1,000,000  Pinal County COP, 5.00%, 12/1/26                          1,025,130
      775,000  Pinal County Unified School District No. 43 Apache
               Junction GO, Series 2006 B, (School Improvement),
               5.00%, 7/1/16 (FGIC)                                        836,272
    1,000,000  Queen Creek Improvement District No. 1 Special Tax
               Rev., 5.00%, 1/1/11                                       1,033,040
    1,600,000  Scottsdale GO, 6.25%, 7/1/09, Prerefunded at 100% of
               Par(1)                                                    1,679,216
    1,000,000  Sedona COP, 5.75%, 7/1/09, Prerefunded at 101% of
               Par(1)                                                    1,048,220
      725,000  Westpark Community Facility District GO, 5.25%,
               7/15/31                                                     731,496
                                                                        43,601,720
PUERTO RICO -- 9.1%
    1,000,000  Puerto Rico GO, Series 2006 B, 5.00%, 12/1/16             1,061,090
    1,000,000  Puerto Rico GO, Series 2006 B, 5.25%, 7/1/17              1,073,500

Principal Amount                                                             Value

   $2,500,000  Puerto Rico GO, Series 2006 B, 5.25%, 7/1/22(2)         $ 2,658,575
                                                                         4,793,165
                                                                       -----------
TOTAL MUNICIPAL SECURITIES
(Cost $46,971,364)                                                      48,394,885
                                                                       -----------
Short-Term Municipal Securities -- 5.7%

PUERTO RICO -- 5.7%
    2,000,000  Government Development Bank of Puerto Rico Rev.,
               4.05%, 6/12/07                                            1,999,840
    1,000,000  Government Development Bank of Puerto Rico Rev.,
               4.10%, 7/20/07                                              999,680
                                                                       -----------
TOTAL SHORT-TERM MUNICIPAL SECURITIES
(Cost $3,000,000)                                                        2,999,520
                                                                       -----------
Temporary Cash Investments -- 1.0%

      542,000  Federated Arizona Municipal Cash Trust                      542,000
(Cost $542,000)
                                                                       -----------
TOTAL INVESTMENT SECURITIES -- 98.3%
(Cost $50,513,364)                                                      51,936,405
                                                                       -----------
OTHER ASSETS AND LIABILITIES -- 1.7%                                       872,930
                                                                       -----------
TOTAL NET ASSETS -- 100.0%                                             $52,809,335
                                                                       ===========

Futures Contracts
                                                  Underlying Face      Unrealized
Contracts Purchased          Expiration Date      Amount at Value     Gain (Loss)

52     U.S. Treasury
       2-Year Notes          September 2007         $10,597,438         $(9,054)
                                                    ============       =========

                                                  Underlying Face      Unrealized
Contracts Sold               Expiration Date      Amount at Value     Gain (Loss)

19         U.S. Treasury
           10-Year Notes     September 2007          $2,021,125          $2,160
                                                    ============       =========

Notes to Schedule of Investments

Ambac = Ambac Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FSA = Financial Security Assurance, Inc.

GO = General Obligation

MBIA = MBIA Insurance Corporation

(1)  Escrowed to maturity in U.S. government securities or state and local government securities.

(2) Security, or a portion thereof, has been segregated for futures contracts.

(3)  Security is a zero-coupon municipal bond. The rate indicated is the yield to maturity at purchase. Zero-coupon securities are issued at a substantial discount from their value at maturity.

See Notes to Financial Statements.

------
8

PERFORMANCE
Florida Municipal Bond

Total Returns as of May 31, 2007
                                        Average Annual Returns
                                                           Since     Inception
                           1 year   5 years   10 years   Inception      Date

INVESTOR CLASS              3.87%    3.70%      4.82%      5.20%      4/11/94

LEHMAN BROTHERS
MUNICIPAL 5-YEAR
GO INDEX                    3.55%    3.51%      4.63%     4.98%(1)       --

LIPPER FLORIDA
INTERMEDIATE
MUNICIPAL DEBT FUNDS
AVERAGE RETURNS(2)          3.23%    3.44%      4.06%     4.24%(3)       --

Investor Class's
Lipper Ranking(2)
 as of 5/31/07             1 of 8    2 of 5    1 of 5    1 of 4(3)       --
 as of 6/30/07             2 of 8    2 of 5    1 of 5    1 of 4(3)       --

A Class                                                               2/27/04
 No sales charge*           3.62%      --        --        1.90%
 With sales charge*        -1.07%      --        --        0.48%

B Class                                                               2/27/04
 No sales charge*           2.85%      --        --        1.14%
 With sales charge*        -1.15%      --        --        0.23%

C Class                     2.85%      --        --        1.14%      2/27/04

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed income funds and may be subject to a maximum CDSC of
  1.00%. B Class shares redeemed within six years of purchase are subject to a
  CDSC that declines from 5.00% during the first year after purchase to 0.00%
  the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class
  Information page for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)  Since 3/31/94, the date nearest the Investor Class's inception for which data are available.

(2)  Data provided by Lipper Inc. - A Reuters Company. ©2007 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon. Lipper Fund Performance -- Performance data is total return, and is preliminary and subject to revision. Lipper Rankings -- Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper. The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by
     Lipper.

(3) Since 4/14/94, the date nearest the Investor Class's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT).
Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
9

Florida Municipal Bond

Growth of $10,000 Over 10 Years
$10,000 investment made May 31, 1997

One-Year Returns Over 10 Years
Periods ended May 31
               1998    1999    2000    2001    2002    2003    2004     2005    2006   2007

Investor
Class         8.20%   4.71%   0.49%   10.71%   5.98%  9.90%   -1.30%   4.88%   1.48%   3.87%

Lehman
Brothers
Municipal
5-Year GO
Index         6.95%   4.90%   0.65%   10.17%   6.33%  8.72%   -0.22%   4.47%   1.24%   3.55%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT).
Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
10

PORTFOLIO COMMENTARY
Florida Municipal Bond

Lead Portfolio Managers: Robert Miller and Steven Permut

PERFORMANCE SUMMARY

Florida Municipal Bond returned 3.87%* for the 12 months ended May 31, 2007.
By comparison, the Lehman Brothers Municipal 5-Year GO Index returned 3.55%, while the average return of the eight Florida intermediate municipal debt funds tracked by Lipper Inc. was 3.23%. The portfolio's average annual returns exceeded those of its Lipper group average for the one-, five-, and 10-year periods ended May 31, 2007 (see page 9).

The portfolio's absolute return reflected the positive performance of the municipal market as a whole (see the Market Perspective on page 2). Relative to the Lipper group, we believe the portfolio benefited from our non-Florida holdings, as well as duration (price sensitivity to interest rate changes) and credit allocation decisions.

ADDING VALUE OUTSIDE OF FLORIDA

A key way we enhanced returns was by taking advantage of yield discrepancies between bonds issued by different states and U.S. territories following the full repeal of Florida's Intangible Personal Property Tax, which took effect on January 1. We used these non-Florida bonds to increase the portfolio's yield and diversification, ending the period with about 60% of assets in
Florida bonds. This positioning helped relative results, because Florida bond returns were limited by a large amount of supply at the same time the state eliminated its intangibles tax, reducing demand.

We used this opportunity to build a position in very short-term Puerto Rico commercial paper. These securities skew the portfolio's overall credit quality downward because of their BBB rating; however, we felt they offered an excellent risk/reward profile because they have money market-like maturities but yields comparable to even the longest-term municipal bonds.

Portfolio at a Glance
                                     As of           As of
                                    5/31/07         5/31/06

Weighted Average Maturity          6.3 years       7.7 years
Average Duration (Modified)        4.9 years       4.5 years

Yields as of May 31, 2007

30-Day SEC Yield
Investor Class                                       3.61%
A Class                                              3.21%
B Class                                              2.60%
C Class                                              2.61%

Investor Class 30-Day Tax-Equivalent Yields(1)
25.00% Tax Bracket                                   4.81%
28.00% Tax Bracket                                   5.01%
33.00% Tax Bracket                                   5.39%
35.00% Tax Bracket                                   5.55%

(1)  The tax brackets indicated are for federal taxes only. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

* All fund returns referenced in this commentary are for Investor Class shares.

------
11

Florida Municipal Bond

RATE POSITIONING HELPED

We made modest, tactical adjustments to duration, lengthening it at the beginning of the fiscal year. Having a longer duration helped performance as rates fell (and bond prices rose) for much of the second half of 2006. But with generally healthy economic growth in 2007 and expectations of higher inflation in the market, bonds looked rich after the big rally. As a result, we began to shorten the portfolio's duration, ending the period slightly short of what we believe is our peer group average.

GIVING CREDIT

We also helped performance by taking an overweight position relative to the peer group in bonds rated BBB and A. The spread, or difference in yield, between these lower-rated bonds and AAA securities tightened to historically low levels during the period. When credit spreads narrow, lower-rated bonds outperform.

But this means that we were being compensated with less yield than in the past for taking on additional credit risk. As a result, we've been paring back that overweight position in recent months. In its place we added bonds higher in quality or from sectors likely to hold up better in an economic slowdown. For example, we bought some hospital bonds -- these securities aren't sensitive to economic cycles, and were trading at attractive levels because of a temporary increase in supply.

STARTING POINT FOR NEXT REPORTING PERIOD

"We continue to focus on the fund's repeatable, multi-layered investment process, based on thorough credit analysis, security selection, and investment monitoring over time. We think our track record versus our competition validates this steady, long-term approach to investing," says portfolio manager Robert Miller. "We're also working hard to position the portfolio for slower economic growth. This means we're looking at lengthening duration slightly, trading up in credit quality, and shifting into more defensive sectors, such as hospital bonds, when we think we can add them at attractive relative values."

Portfolio Composition By Credit Rating
                                 % of fund         % of fund
                                investments       investments
                                   as of             as of
                                  5/31/07          11/30/06

AAA                                 59%               70%
AA                                   1%               1%
A                                    6%               5%
BBB                                 34%               24%

Ratings provided by independent research companies. These ratings are listed in Standard & Poor's format even if they were provided by other sources.

Top Five Sectors as of May 31, 2007
                                                   % of fund
                                                  investments

Water and Sewer Revenue                               15%
Industrial Development Revenue                        13%
Prerefunded                                           12%
Hospital Revenue                                      12%
Certificates of Participation (COPs)/Leases           11%

------
12

SCHEDULE OF INVESTMENTS
Florida Municipal Bond

MAY 31, 2007

Principal Amount                                                             Value

Municipal Securities -- 89.3%

FLORIDA -- 60.0%

    $ 400,000  Broward County Educational Facilities Auth. Rev.,
               Series 2004 B, (Nova Southeastern), 5.00%, 4/1/14         $ 416,284
      500,000  Broward County Educational Facilities Auth. Rev.,
               Series 2004 B, (Nova Southeastern), 5.50%, 4/1/15           532,580
      525,000  Broward County Educational Facilities Auth. Rev.,
               Series 2004 B, (Nova Southeastern), 5.50%, 4/1/16           558,254
      525,000  Broward County Health Facilities Auth. Rev., (John
               Knox Village), VRDN, 4.00%, 6/1/07 (RADIAN) (SBBPA:
               SunTrust Bank)                                              525,000
    1,475,000  Collier County School Board COP, 5.50%, 2/15/12
               (FSA)(1)                                                  1,572,408
    1,150,000  Duval County School Board COP, 5.75%, 7/1/16 (FSA)        1,192,711
    1,000,000  Florida Municipal Loan Council GO, Series 2002 C,
               5.25%, 11/1/21 (MBIA)                                     1,061,240
    1,000,000  Halifax Hospital Medical Center Rev., Series 2006 A,
               5.25%, 6/1/18                                             1,043,340
    1,235,000  Indian River County Rev., (Spring Training
               Facility), 5.25%, 4/1/15 (FGIC)                           1,304,864
    1,000,000  Lee County Industrial Development Auth. Healthcare
               Facilities Rev., (Shell Point Village/Alliance
               Community), 5.00%, 11/15/09                               1,015,781
      850,000  Lee County Industrial Development Auth. Healthcare
               Facilities Rev., Series 1999 A, (Shell Point
               Village), 5.50%, 11/15/09                                   884,060
    1,000,000  Miami Beach Stormwater Rev., 5.75%, 9/1/17 (FGIC)         1,066,390
    1,910,000  Miami Beach Water & Sewer Rev., 5.625%, 9/1/16
               (Ambac)(1)                                                2,029,565
      650,000  Miami Parking Facilities Rev., 5.25%, 10/1/15 (MBIA)        703,710
    1,000,000  Miami-Dade County School Board COP, Series 2001 C,
               5.50%, 10/1/11, Prerefunded at 100% of Par (FSA)(2)       1,065,010

Principal Amount                                                             Value

   $1,875,000  Orange County School Board COP, Series 2002 A,
               5.50%, 8/1/12, Prerefunded at 100% of Par
               (MBIA)(1)(2)                                            $ 2,016,318
      450,000  Orlando and Orange County Expressway Auth. Rev.,
               6.50%, 7/1/11 (FGIC)                                        494,199
    1,000,000  Sumter County School Board COP, 5.50%, 7/2/12 (MBIA)      1,074,330
    1,000,000  Sunrise Utility System Rev., 5.20%, 10/1/22 (Ambac)       1,090,230
      400,000  Tampa Guaranteed Entitlement Rev., 6.00%, 10/1/18
               (Ambac)(1)                                                  447,612
    1,000,000  Tampa Water & Sewer Rev., 6.00%, 10/1/17 (FSA)            1,163,990
                                                                        21,257,876
INDIANA -- 4.1%
    1,350,000  Hamilton Southeastern Consolidated School Building
               Corp. Rev., (Hamilton County), 5.00%, 1/15/17
               (FSA/State Aid Withholding)(1)                            1,446,188
IOWA -- 5.8%
    2,000,000  Iowa Finance Auth. Health Facilities Development
               Rev., Series 2006 A, (Care Initiatives), 5.25%,
               7/1/14(1)                                                 2,072,240
MASSACHUSSETTS -- 3.0%
    1,050,000  Massachusetts Health & Educational Facilities Auth.
               Rev., Series 2007 E, (Milford Regional Medical
               Center), 5.00%, 7/15/17                                   1,076,366
OKLAHOMA -- 2.9%
    1,000,000  Pottawatomie County Facilities Auth. Rev., (Shawnee
               Public Schools), 5.00%, 9/1/16                            1,026,370
PUERTO RICO -- 6.0%
    1,000,000  Puerto Rico GO, Series 2006 B, 5.00%, 12/1/16             1,061,090
    1,000,000  Puerto Rico GO, Series 2006 B, 5.25%, 7/1/17              1,073,500
                                                                         2,134,590
TEXAS -- 7.5%
    1,000,000  City of Richardson GO, 5.25%, 2/15/18 (MBIA)              1,084,490
      500,000  Tarrant County Cultural Education Facilities Finance
               Corp. Rev., Series 2007 A, (Texas Health Resources
               System), 5.00%, 2/15/24                                     514,495

------
13

Florida Municipal Bond

Principal Amount                                                             Value

   $1,000,000  Texas Public Finance Auth. Charter School Finance
               Corp. Rev., Series 2006 A, (KIPP, Inc.), 5.25%,
               2/15/14 (ACA)                                           $ 1,055,960
                                                                         2,654,945
                                                                       -----------
TOTAL MUNICIPAL SECURITIES
(Cost $30,767,019)                                                      31,668,575
                                                                       -----------
Short-Term Municipal Securities -- 9.5%

PUERTO RICO -- 9.5%
    1,500,000  Government Development Bank of Puerto Rico Rev.,
               4.05%, 6/12/07                                            1,499,880
      850,000  Government Development Bank of Puerto Rico Rev.,
               4.10%, 6/14/07                                              849,932

Principal Amount                                                             Value

    $ 500,000  Government Development Bank of Puerto Rico Rev.,
               4.05%, 6/22/07                                            $ 499,925
      500,000  Government Development Bank of Puerto Rico Rev.,
               4.05%, 7/30/07                                              499,770
                                                                       -----------
TOTAL SHORT-TERM MUNICIPAL SECURITIES
(Cost $3,350,000)                                                        3,349,507
                                                                       -----------
TOTAL INVESTMENT SECURITIES -- 98.8%
(Cost $34,117,019)                                                      35,018,082
                                                                       -----------
OTHER ASSETS AND LIABILITIES -- 1.2%                                       420,685
                                                                       -----------
TOTAL NET ASSETS -- 100.0%                                             $35,438,767
                                                                       ===========

Futures Contracts
                                                  Underlying Face      Unrealized
Contracts Purchased          Expiration Date      Amount at Value     Gain (Loss)

    35  U.S. Treasury
        2-Year Notes         September 2007          $7,132,891         $(6,094)
                                                    ===========        =========

                                                  Underlying Face      Unrealized
Contracts Sold               Expiration Date      Amount at Value     Gain (Loss)
     9  U.S. Treasury
        10-Year Notes        September 2007           $957,375           $1,023
                                                    ===========        =========

Notes to Schedule of Investments

ACA = American Capital Access

Ambac = Ambac Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FSA = Financial Security Assurance, Inc.

GO = General Obligation

MBIA = MBIA Insurance Corporation

RADIAN = Radian Asset Assurance, Inc.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective May 31, 2007.

(1)  Security, or a portion thereof, has been segregated for futures contracts.

(2)  Escrowed to maturity in U.S. government securities or state and local government securities.

See Notes to Financial Statements.

------
14

PERFORMANCE
Long-Term Tax-Free

Total Returns as of May 31, 2007
                                           Average Annual Returns
                                                               Since     Inception
                            1 year     5 years    10 years   Inception      Date

A CLASS                                                                   3/31/97
 No sales charge*
 With sales                 4.58%     4.37%(1)    5.47%(1)    5.68%(1)
 charge*                    -0.09%    3.42%(1)    4.98%(1)    5.20%(1)

LEHMAN BROTHERS
MUNICIPAL BOND INDEX(2)     4.84%       4.94%      5.60%       5.75%         --

LIPPER GENERAL
MUNICIPAL DEBT
FUNDS AVERAGE RETURNS(2)    4.27%       4.33%      4.75%       4.91%         --

A Class's Lipper
Ranking(2)
 as of 5/31/07            77 of 243   95 of 215  19 of 137   15 of 136       --
 as of 6/30/07            57 of 236   95 of 207  19 of 130   17 of 130       --

Investor Class              4.84%        --          --        4.54%       4/3/06

Institutional Class         5.05%        --          --        4.75%       4/3/06

B Class                                                                   3/31/97
 No sales charge*
 With sales                 3.80%     3.66%(1)    4.76%(1)    4.97%(1)
 charge*                    -0.20%    3.49%(1)    4.76%(1)    4.97%(1)

C Class                     3.80%        --          --        3.50%       4/3/06

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed income funds and may be subject to a maximum CDSC of
1.00%. B Class shares redeemed within six years of purchase are subject to a
CDSC that declines from 5.00% during the first year after purchase to 0.00%
the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class
Information page for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)  Class returns may have been lower if fees had not been waived.

(2)  Data provided by Lipper Inc. - A Reuters Company. ©2007 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

     Lipper Fund Performance -- Performance data is total return, and is preliminary and subject to revision.

     Lipper Rankings -- Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.

     The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
15

Long-Term Tax-Free

Growth of $10,000 Over 10 Years
$10,000 investment made May 31, 1997*

One-Year Returns Over 10 Years
Periods ended May 31
               1998    1999    2000     2001     2002    2003     2004     2005    2006   2007

A Class**
(no sales
charge)       9.61%   5.12%   -1.09%   12.57%   7.21%   10.64%   -0.81%   6.66%   1.18%   4.58%

Lehman
Brothers
Municipal
Bond Index    9.39%   4.67%   -0.86%   12.14%   6.51%   10.36%   -0.03%   7.96%   1.89%   4.84%

* Long-Term Tax-Free A Class's initial investment is $9,550 to reflect the maximum 4.50% initial sales charge.

**Class returns may have been lower, along with ending value, if fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
16

PORTFOLIO COMMENTARY
Long-Term Tax-Free

Lead Portfolio Managers: Robert Miller and Steven Permut

PERFORMANCE SUMMARY

Long-Term Tax-Free returned 4.58%* for the 12 months ended May 31, 2007. By comparison, the Lehman Brothers Municipal Bond Index returned 4.84%, while the average return of the 243 general municipal debt funds tracked by Lipper Inc.
was 4.27%. The portfolio's average annual returns exceeded those of its Lipper group average for the one-, five-, and 10-year periods ended May 31, 2007 (see page 15).

The portfolio's absolute return reflected the performance of the municipal market as a whole (see the Market Perspective on page 2). Relative to the benchmark, the portfolio underperformed because of its shorter duration (less price sensitivity to interest rate changes). Compared with the Lipper group, we believe the portfolio benefited from our duration, credit, and state allocation decisions.

RATE POSITIONING A MIXED EFFECT

After the reorganization of Mason Street Municipal Bond into Long-Term
Tax-Free, we sold odd lots and other securities that didn't meet our investment criteria. Among the changes we made in conjunction with these trades were adjustments to duration, increasing it at the beginning of the fiscal year in anticipation of benefiting from a strong technical period for municipal bonds. Lengthening duration helped performance as rates fell (and bond prices rose) for much of the second half of 2006.

However, we were lengthening the portfolio at a time when yields were low on an absolute basis, and the spread, or difference in yield, between AAA and lower-rated bonds was narrow. Now consider that the two components of a bond fund's total return are income and price changes. With yields low on an absolute basis and duration short relative to the index, this goes a long way toward explaining the portfolio's underperformance of the benchmark.

Portfolio at a Glance
                                     As of           As of
                                    5/31/07         5/31/06

Weighted Average Maturity         11.8 years      13.7 years
Average Duration (Modified)        5.7 years       5.4 years

Yields as of May 31, 2007

30-Day SEC Yield
Investor Class                                       3.88%
Institutional Class                                  4.08%
A Class                                              3.46%
B Class                                              2.87%
C Class                                              2.88%

Investor Class 30-Day Tax-Equivalent Yields(1)
25.00% Tax Bracket                                   5.17%
28.00% Tax Bracket                                   5.39%
33.00% Tax Bracket                                   5.79%
35.00% Tax Bracket                                   5.97%

(1)  The tax brackets indicated are for federal taxes only. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

* All fund returns referenced in this commentary are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 4.50%. Had the sales charge been applied, returns would be lower than those shown.

------
17

Long-Term Tax-Free

GIVING CREDIT

We also helped performance by taking an overweight position relative to the peer group in bonds rated BBB and A. The spread, or difference in yield, between these lower-rated bonds and AAA securities tightened to historically low levels during the period. When credit spreads narrow, lower-rated bonds outperform.

But this means that we were being compensated with less yield than in the past for taking on additional credit risk. As a result, we've been paring back that overweight position in recent months. In its place we added bonds higher in quality or from sectors likely to hold up better in an economic slowdown. For example, we bought some hospital bonds -- these securities aren't sensitive to economic cycles, and were trading at attractive levels because of a temporary increase in supply.

ADDING YIELD

Another way we enhanced returns was by taking advantage of yield discrepancies between bonds issued by different states and U.S. territories. For example, we increased our holdings in California municipal securities at attractive levels during stepped-up issuance in December. It also helped to have zero exposure to Florida bonds, whose performance was challenged by a large amount of supply at the same time the state eliminated its intangibles tax, reducing demand.

It's also worth mentioning that we ended the reporting period with about 9% of assets in very short-term Puerto Rico commercial paper. These securities skew the portfolio's overall credit quality downward because of their BBB rating.
However, we felt they offered an excellent risk/reward profile because they have money market-like maturities but yields comparable to even the longest-term municipal bonds.

STARTING POINT FOR NEXT REPORTING PERIOD

"We continue to focus on the fund's repeatable, multi-layered investment process, based on thorough credit analysis, security selection, and investment monitoring over time. We think our track record versus our competition validates this steady, long-term approach to investing," says portfolio manager Robert Miller. "We're also working hard to position the portfolio for slower economic growth. This means we're looking at lengthening duration slightly, trading up in credit quality, and shifting into more defensive sectors, such as hospital bonds, when we think we can add them at attractive relative values."

Portfolio Composition By Credit Rating
                                 % of fund         % of fund
                                investments       investments
                                   as of             as of
                                  5/31/07          11/30/06

AAA                                 37%               47%
AA                                  14%               13%
A                                   10%               9%
BBB                                 30%               23%
Unrated                              9%               8%

Ratings provided by independent research companies. These ratings are listed in Standard & Poor's format even if they were provided by other sources.

Top Five Sectors as of May 31, 2007
                                                   % of fund
                                                  investments

General Obligation (GO)                               30%
Housing Revenue                                       13%
Project Finance Revenue                               9%
Industrial Development Revenue                        8%
Special Tax Revenue                                   7%

------
18

SCHEDULE OF INVESTMENTS
Long-Term Tax-Free

MAY 31, 2007

Principal Amount                                                             Value

Municipal Securities -- 89.5%

ALASKA -- 3.4%
   $1,000,000  Aleutians East Borough Rev., (Aleutian Pribilof
               Islands Association, Inc.), 5.50%, 6/1/36 (ACA)(1)      $ 1,063,440
ARIZONA -- 3.4%
    1,000,000  Arizona Board of Regents COP, Series 2006 A,
               (University of Arizona), 5.00%, 6/1/18 (Ambac)            1,065,700
CALIFORNIA -- 16.7%
    1,000,000  California GO, 5.00%, 6/1/16                              1,059,390
    1,000,000  Fillmore Redevelopment Agency Tax Allocation Rev.,
               Series 2006 A, (Central City Redevelopment), 5.375%,
               5/1/31                                                    1,021,440
    1,000,000  Golden State Tobacco Securitization Corp. Settlement
               Rev., Series 2007 A1, 5.75%, 6/1/47(1)                    1,059,270
    1,000,000  Jurupa Community Services District Special Tax Rev.,
               Series 2006 A (Community Facilities District No.
               17), 5.20%, 9/1/36                                        1,016,440
    1,000,000  Murrieta Valley Unified School District Public
               Financing Auth. Special Tax Rev., Series 2006 A,
               5.125%, 9/1/26 (AGC)(1)                                   1,064,310
                                                                         5,220,850
COLORADO -- 7.2%
    1,000,000  El Paso County School District No 8 & Fountain-Fort
               Carson School District Finance Corp. COP, 4.00%,
               12/15/15 (Ambac)                                            997,550
    1,200,000  Pinery West Metropolitan District No. 2 GO, 5.00%,
               12/1/27 (RADIAN)(1)                                       1,247,220
                                                                         2,244,770
GEORGIA -- 3.6%
    1,000,000  Fulton County Development Auth. Rev., Series 2001 A,
               (TUFF/Atlanta Housing, LLC Project at Georgia State
               University), 5.50%, 9/1/18 (Ambac)                        1,077,990
       40,000  Municipal Electric Authority Rev., Series 1998 Y,
               6.40%, 1/1/13 (Ambac)                                        43,945
                                                                         1,121,935

Principal Amount                                                             Value

ILLINOIS -- 3.2%
   $1,000,000  Illinois Finance Auth. Student Housing Rev., Series
               2006 B, (Educational Advancement Fund, Inc.), 5.00%,
               5/1/30                                                  $ 1,010,060
INDIANA -- 3.4%
    1,000,000  Indiana Bond Bank Rev., Series 2006 A, 5.00%, 8/1/20
               (FSA)(1)                                                  1,063,030
IOWA -- 4.2%
    1,250,000  Iowa Finance Auth. Health Facilities Development
               Rev., Series 2006 A, (Care Initiatives), 5.50%,
               7/1/21(1)                                                 1,300,213
KANSAS -- 3.3%
    1,000,000  City of Lawrence Rev., (Lawrence Memorial Hospital),
               5.25%, 7/1/20                                             1,040,620
MICHIGAN -- 4.2%
    1,225,000  Rochester Community School District GO, (School
               Building & Site), 5.00%, 5/1/14 (FGIC)(Q-SBLF)(1)         1,304,282
MINNESOTA -- 1.9%
      600,000  Dakota County Community Development Agency Rev.,
               (Catholic Finance Corp.), VRDN, 3.90%, 6/6/07 (LOC:
               U.S. Bank N.A.)                                             600,000
NEW YORK -- 6.8%
    1,000,000  City of New York GO, Series 2006 A, 5.00%, 8/1/19         1,057,560
    1,000,000  City of New York GO, Series 2006 I, 5.00%, 4/1/23         1,048,310
                                                                         2,105,870
NORTH CAROLINA -- 3.6%
    1,000,000  North Carolina Medical Care Commission Rev., Series
               2004 A, (Health Care Housing - ARC Projects), 5.50%,
               10/1/24                                                   1,066,280
       55,000  North Carolina Municipal Power Agency No. 1 Catawba
               Rev., 6.50%, 1/1/10 (MBIA)(1)(2)                             58,612
                                                                         1,124,892
PENNSYLVANIA -- 14.0%
    1,000,000  Allegheny County Industrial Development Auth. Rev.,
               (Residential Resources, Inc.), 4.50%, 9/1/11              1,001,280

------
19

Long-Term Tax-Free

Principal Amount                                                             Value

   $1,000,000  Central Dauphin School District GO, 7.00%, 2/1/16,
               Prerefunded at 100% of Par (MBIA/State Aid
               Withholding)(1)(2)                                      $ 1,218,230
    1,000,000  City of Philadelphia Gas Works Rev., Series 1998-7,
               (1998 General Ordinance), 5.00%, 10/1/27 (Ambac)          1,051,450
    1,000,000  City of Pittsburgh GO, Series 2006 B, 5.25%, 9/1/17
               (FSA)                                                     1,088,690
                                                                         4,359,650
SOUTH CAROLINA -- 3.3%
    1,000,000  City of Myrtle Beach Tax Allocation Rev., Series
               2006 A, (Myrtle Beach Air Force Base Redevelopment
               Project Area), 5.25%, 10/1/26                             1,019,510
TENNESSEE -- 1.1%
      350,000  Montgomery County Public Building Auth. Rev.,
               (Tennessee County Loan Pool), VRDN, 3.90%, 6/1/07
               (LOC: Bank of America N.A.)                                 350,000
TEXAS -- 6.2%
      825,000  Garza County Public Facility Corp. Rev., 5.50%,
               10/1/16(1)                                                  877,874
    1,000,000  Winkler County GO, 5.25%, 2/15/25 (RADIAN)                1,054,570
                                                                         1,932,444
                                                                       -----------
TOTAL MUNICIPAL SECURITIES
(Cost $27,626,034)                                                      27,927,266
                                                                       -----------

Principal Amount                                                             Value

Short-Term Municipal Securities -- 8.5%

PUERTO RICO -- 8.5%
   $1,000,000  Government Development Bank of Puerto Rico Rev.,
               4.05%, 6/12/07                                            $ 999,919
      500,000  Government Development Bank of Puerto Rico Rev.,
               4.05%, 6/22/07                                              499,925
      320,000  Government Development Bank of Puerto Rico Rev.,
               4.10%, 7/20/07                                              319,898
      825,000  Government Development Bank of Puerto Rico Rev.,
               4.10%, 10/12/07                                             824,300
                                                                       -----------
TOTAL SHORT-TERM MUNICIPAL SECURITIES
(Cost $2,645,000)                                                        2,644,042
                                                                       -----------
Municipal Derivatives -- 1.4%

TEXAS -- 1.4%
      360,000  Texas GO, VRDN, Inverse Floater, 8.50%, 9/30/11(3)          422,968
(Cost $411,758)
                                                                       -----------
TOTAL INVESTMENT SECURITIES -- 99.4%
(Cost $30,682,792)                                                      30,994,276
                                                                       -----------
OTHER ASSETS AND LIABILITIES -- 0.6%                                       201,883
                                                                       -----------
TOTAL NET ASSETS -- 100.0%                                             $31,196,159
                                                                       ===========

Futures Contracts
                                                  Underlying Face      Unrealized
   Contracts Purchased       Expiration Date      Amount at Value     Gain (Loss)

31     U.S. Treasury
       2-Year Notes          September 2007          $6,317,703         $(5,398)
                                                    ===========        =========

                                                  Underlying Face      Unrealized
     Contracts Sold          Expiration Date      Amount at Value     Gain (Loss)
17     U.S. Treasury
       10-Year Notes         September 2007          $1,808,375          $1,933
                                                    ===========        =========

Swap Agreements

Notional                                                               Unrealized
Amount             Description of Agreement       Expiration Date     Gain (Loss)

INTEREST RATE SWAP

$1,500,000      Receive semiannually a
                variable rate based on the
                weekly Bond Market
                Association Municipal Swap
                Index and pay semiannually a
                fixed rate equal to 3.601%
                with Morgan Stanley Capital
                Services, Inc.                     September 2017       $29,022
                                                                       =========

------
20

Notes to Schedule of Investments

ACA = American Capital Access

AGC = Assured Guaranty Corp.

Ambac = Ambac Assurance Corporation

ARC = Auction Rate Certificate

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FSA = Financial Security Assurance, Inc.

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corporation

Q-SBLF = Qualified State Bond Loan Fund

RADIAN = Radian Asset Assurance, Inc.

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective May 31, 2007.

(1)  Security, or a portion thereof, has been segregated for futures contracts and/or swap agreements.

(2)  Escrowed to maturity in U.S. government securities or state and local government securities.

(3)  Inverse floaters have interest rates that move inversely to market interest rates. Inverse floaters typically have durations longer than long-term bonds, which may cause their value to be more volatile than long-term bonds when interest rates change. Final maturity is indicated.

See Notes to Financial Statements.

------
21

PERFORMANCE
High-Yield Municipal

Total Returns as of May 31, 2007
                                           Average Annual Returns
                                                         Since      Inception
                                 1 year    5 years     Inception       Date

INVESTOR CLASS                   6.70%      6.75%       6.10%(1)     3/31/98

LEHMAN BROTHERS LONG-TERM
MUNICIPAL BOND INDEX             6.28%      6.74%        6.12%          --

LIPPER HIGH-YIELD MUNICIPAL
DEBT FUNDS AVERAGE RETURNS(2)    6.00%      6.08%        4.62%          --

Investor Class's Lipper
Ranking(2)
 as of 5/31/07                  18 of 82   15 of 70    4 of 48(1)       --
 as of 6/30/07                  7 of 82    15 of 70    4 of 48(1)       --

A Class                                                              1/31/03
 No sales charge*                6.43%        --         6.23%
 With sales charge*              1.69%        --         5.12%

B Class                                                              1/31/03
 No sales charge*                5.64%        --        5.47%(3)
 With sales charge*              1.64%        --        5.08%(3)

C Class                          5.64%        --         5.46%       7/24/02

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed income funds and may be subject to a maximum CDSC of
  1.00%. B Class shares redeemed within six years of purchase are subject to a
  CDSC that declines from 5.00% during the first year after purchase to 0.00%
  the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class
  Information page for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)  Investor Class returns and rankings would have been lower if management fees had not been waived from 3/31/98 to 4/30/99. Beginning on 5/1/99, management fees were phased in at a rate of 0.10% each month until
     10/31/99.

(2)  Data provided by Lipper Inc. - A Reuters Company. ©2007 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

     Lipper Fund Performance -- Performance data is total return, and is preliminary and subject to revision.

     Lipper Rankings -- Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.

     The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3)  Class returns would have been lower if the class had not received partial reimbursements or waivers of its distribution and service fees.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
22

High-Yield Municipal

Growth of $10,000 Over Life of Class
$10,000 investment made March 31, 1998

One-Year Returns Over Life of Class
Periods ended May 31
               1998*      1999     2000     2001     2002    2003    2004    2005     2006    2007
Investor
Class         1.81%**   6.18%**   -2.81%    9.13%   8.25%    9.40%   3.07%   9.84%   4.91%   6.70%
Lehman
Brothers
Long-Term
Municipal
Bond Index     1.41%     4.35%    -4.45%   15.38%   6.64%   11.84%   -0.26% 13.25%   3.20%   6.28%

* From 3/31/98 (the Investor Class's inception date) to 5/31/98. Not annualized.

**Investor Class returns would have been lower if management fees had not been waived from 3/31/98 to 4/30/99. Beginning on 5/1/99, management fees were phased in at a rate of 0.10% each month until 10/31/99.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
23

PORTFOLIO COMMENTARY
High-Yield Municipal

Lead Portfolio Manager: Steven Permut

PERFORMANCE SUMMARY

High-Yield Municipal returned 6.70%* for the 12 months ended May 31, 2007. By comparison, the investment-grade Lehman Brothers Long-Term Municipal Bond
Index returned 6.28%, while the average return of the 82 high-yield municipal debt funds tracked by Lipper Inc. was 6.00%. The portfolio's average annual returns ranked in the top 25% of its Lipper group for the one- and five-year periods ended May 31, 2007, while its since-inception return ranked in the top
10% (see page 22).

The portfolio's absolute return and performance relative to the Lehman
Brothers Long-Term Municipal Bond Index reflected the behavior of the municipal market as a whole, where high-yield bonds outperformed investment-grade securities (see the Market Perspective on page 2). Relative to the Lipper group, we believe the portfolio benefited from credit upgrades to a number of our large, long-held positions, and some of our state and municipal sector allocation decisions.

AIRLINES COME BACK TO EARTH

In terms of our sector allocations, we believe some of the key contributions to performance relative to the Lipper group came from having no exposure to airline bonds, a modest weight -- but solid performance -- in tobacco bonds, and upgrades to some of our land-secured bonds.

We had no exposure to airline bonds throughout the fiscal year -- we don't like their greater volatility and exposure to risk factors that are not typical of most municipal investments. This reporting period is a good example of those factors at work -- these securities performed very well in the second half of 2006 as merger speculation swirled around the industry. But these bonds have lagged so far in 2007 because some much-anticipated deals failed to materialize. As a result, our lack of airline exposure detracted from performance relative to the peer group in 2006, but helped during the last five months.

In terms of our tobacco exposure, we believe we had a slightly underweight position relative to our peers; however, the securities we did hold performed very well, as our California Golden State Tobacco and New Jersey Tobacco
Securitization Corporation bonds were prerefunded, meaning they were refinanced and saw their credit quality and value increase.

Portfolio at a Glance
                                     As of           As of
                                    5/31/07         5/31/06

Weighted Average Maturity         17.0 years      18.9 years
Average Duration (Modified)        5.4 years       5.6 years

Yields as of May 31, 2007

30-Day SEC Yield
Investor Class                                       4.28%
A Class                                              3.85%
B Class                                              3.27%
C Class                                              3.27%

Investor Class 30-Day Tax Equivalent Yields(1)
25.00% Tax Bracket                                   5.71%
28.00% Tax Bracket                                   5.94%
33.00% Tax Bracket                                   6.39%
35.00% Tax Bracket                                   6.58%

(1)  The tax brackets indicated are for federal taxes only. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

* All fund returns referenced in this commentary are for Investor Class shares.

------
24

High-Yield Municipal

Among our land-secured bonds, we reduced our position and worked on diversifying the portfolio. It's worth mentioning that we think these bonds remain attractive even with the potential of a continued housing market decline. That's because the portfolio's land-secured bonds are backed by special assessment taxes that don't fluctuate with property values. Our land-secured bonds performed well, and late in 2006 two of our land-based holdings were prerefunded, while a third received a credit rating upgrade.

POSITIONING FOR SLOWER GROWTH

We also took steps to position the portfolio for slower economic growth by improving its credit profile and adding bonds in more defensive sectors. In terms of credit quality, we increased our exposure to BBB bonds over the course of the fiscal year from 12% to 19% of assets, mirroring a reduction in unrated bonds from 71% to 64%. Looking at our sector allocations, we trimmed our exposure to land-secured bonds, while increasing our exposure to hospital revenue bonds. We also reduced our holdings in Florida, whose bonds were challenged by a large amount of supply at the same time the state eliminated its intangibles tax, reducing demand. Add it all up, and Florida's bonds underperformed, so it helped to reduce exposure.

STARTING POINT FOR NEXT REPORTING PERIOD

"We continue to focus on the fund's well-established management strategy, based on thorough credit analysis, security selection, and investment monitoring over time. We think our track record versus our competition validates this steady, long-term approach to investing," says portfolio manager Steven Permut. "While we continue to see opportunity in non-rated and land-secured bonds, we're working hard to diversify the portfolio into sectors insulated against slower economic growth, such as health care and higher education bonds, trading at what we think are attractive relative values."

Portfolio Composition By Credit Rating
                                 % of fund         % of fund
                                investments       investments
                                   as of             as of
                                  5/31/07          11/30/06

AAA                                 11%               17%
AA                                   1%               1%
A                                    1%               1%
BBB                                 19%               20%
BB                                   4%               3%
Unrated                             64%               58%

Ratings provided by independent research companies. These ratings are listed in Standard & Poor's format even if they were provided by other sources.

Top Five Sectors as of May 31, 2007
                                                   % of fund
                                                  investments

Land Secured                                          39%
Hospital Revenue                                      11%
Project Finance Revenue                               7%
Prerefunded                                           7%
Tax Allocation/Tax Increment                          7%

------
25

SCHEDULE OF INVESTMENTS
High-Yield Municipal

MAY 31, 2007

Principal Amount                                                             Value

Municipal Securities -- 99.2%

ALABAMA -- 1.4%
   $4,150,000  Montgomery Medical Clinic Board Health Care
               Facility Rev., (Jackson Hospital & Clinic), 5.25%,
               3/1/36(1)                                               $ 4,232,793
ARIZONA -- 7.9%
    2,500,000  Arizona Health Facilities Auth. Rev., Series 2007
               B, (Banner Health), VRDN, 4.40%, 7/2/07(1)                2,500,000
      590,000  Centerra Community Facilities District GO, 5.50%,
               7/15/29                                                     605,299
    3,500,000  City of Surprise Municipal Property Corp.
               Wastewater Utility Rev., (Development Impact Fee
               and Sub-Lien), 4.90%, 4/1/32                              3,465,525
    2,000,000  Gilbert Water Resource Municipal Property Corp.
               Rev., (Development Fee &
               Sub-Lien), 4.90%, 4/1/19                                  2,024,520
      900,000  Phoenix Industrial Development Auth. Rev., Series
               2003 A, (Southwest Human Development), VRDN, 3.76%,
               6/7/07 (LOC: Wells Fargo Bank N.A.)(1)                      900,000
    2,200,000  Pima County Industrial Development Auth. Rev.,
               (Tucson Electric), VRDN, 3.80%, 6/6/07 (LOC: Bank
               of New York)(1)                                           2,200,000
    3,015,000  Pronghorn Ranch Community Facilities District GO,
               6.40%, 7/15/29(1)                                         3,260,421
    1,120,000  Quailwood Meadows Community Facilities District GO,
               6.00%, 7/15/22                                            1,183,941
    2,000,000  Quailwood Meadows Community Facilities District GO,
               6.125%, 7/15/29                                           2,113,060
      941,000  Sundance Community Facilities Assessment District
               No. 2 Rev., 7.125%, 7/1/27                                1,045,084
      860,000  Sundance Community Facilities Assessment District
               No. 3 Rev., 6.50%, 7/1/29                                   935,843
      395,000  Sundance Community Facilities District GO, 6.25%,
               7/15/29                                                     434,050
    1,500,000  Vistancia Community Facilities District GO, 5.50%,
               7/15/20                                                   1,608,405

Principal Amount                                                             Value

   $1,200,000  Vistancia Community Facilities District GO, 5.75%,
               7/15/24                                                 $ 1,297,644
                                                                        23,573,792
ARKANSAS -- 0.3%
    1,000,000  Pulaski County Public Facilities Board Rev., Series
               2006 A, (Philander Smith College), 5.60%, 6/1/36          1,005,220
CALIFORNIA -- 15.6%
    2,000,000  Beaumont Financing Auth. Local Agency Rev., Series
               2003 A, 6.875%, 9/1/13                                    2,340,200
    1,490,000  Beaumont Financing Auth. Special Tax Rev., Series
               2005 B, 5.40%, 9/1/35                                     1,553,206
    2,000,000  California Mobilehome Park Financing Auth. Rev.,
               Series 2003 B, (Palomar Estates E&W), 7.00%,
               9/15/36(1)                                                2,200,620
      735,000  California Statewide Communities Development Auth.
               Rev., (Thomas Jefferson School of Law), 7.75%,
               10/1/11, Prerefunded at 101% of Par(2)                      843,251
    2,020,000  City of Lake Elsinore Community Facilities District
               No. 2006-2 Special Tax Rev., Series 2006 A,
               (Viscaya), 5.40%, 9/1/36                                  2,071,550
      250,000  City of Palm Springs Rev., (Palm Springs
               International Airport), 5.45%, 7/1/20                       256,195
      530,000  City of Palm Springs Rev., (Palm Springs
               International Airport), 5.55%, 7/1/28                       540,234
    3,105,000  City of Tracy Community Facilities District No.
               2006-01 Special Tax Rev., (NEI
               Phase II), 5.75%, 9/1/36                                  3,168,311
    4,000,000  City of Vallejo COP, (Marine World Foundation),
               7.00%, 2/1/17                                             4,134,400
    4,000,000  Fillmore Redevelopment Agency Tax Allocation Rev.,
               Series 2006 A, (Central City Redevelopment),
               5.375%, 5/1/31                                            4,085,760
      500,000  Golden State Tobacco Securitization Corp.
               Settlement Rev., Series 2003 A1, 6.625%, 6/1/13(1)          572,410
    2,420,000  Golden State Tobacco Securitization Corp.
               Settlement Rev., Series 2003 A1, 6.75%, 6/1/13(1)         2,786,507

------
26

High-Yield Municipal

Principal Amount                                                             Value

   $7,000,000  Golden State Tobacco Securitization Corp.
               Settlement Rev., Series 2007 A1, 5.75%, 6/1/47(1)       $ 7,414,883
      885,000  Hawaiian Gardens COP, Series 2000 A, 8.00%, 6/1/10,
               Prerefunded at 102% of Par(2)                               990,890
    2,000,000  Hawaiian Gardens Redevelopment Agency Tax
               Allocation Rev., Series 2006 B, (Redevelopment
               Project
               No. 1), 5.40%, 12/1/25                                    2,026,440
    2,235,000  Independent Cities Lease Finance Auth. Rev., Series
               2004 A, (Morgan Hill - Hacienda Various Projects),
               5.90%, 11/15/34                                           2,362,417
    2,000,000  Indio Redevelopment Agency Tax Allocation Rev.,
               Series 2004 B, (Sub-Merged Project Area), 6.50%,
               8/15/34                                                   2,186,420
      680,000  Murrieta Valley Unified School District Special Tax
               Rev., (Community Facilities District No. 2002-4 -
               Improvement Area B), 5.45%, 9/1/38                          694,015
    3,000,000  Perris Public Financing Auth. Special Tax Rev.,
               Series
               2003 A, 6.25%, 9/1/33                                     3,258,990
    1,000,000  Soledad Improvement Bond Act of 1915 Special
               Assessment, (Diamond
               Ridge Assessment District
               No. 2002-01), 6.75%, 9/2/33                               1,087,630
    1,580,000  Vallejo Multifamily Housing Rev., Series 1998 B,
               (Solano Affordable Housing), 8.25%, 4/1/39
               (Acquired 12/12/02, Cost $1,710,176)(3)                   1,789,698
                                                                        46,364,027
COLORADO -- 11.3%
      750,000  Colorado Health Facilities Auth. Rev., (The
               Evangelical Lutheran Good Samaritan Society),
               5.25%, 6/1/31(1)                                            775,815
    2,500,000  Colorado Health Facilities Auth. Rev., (The
               Evangelical Lutheran Good Samaritan Society),
               5.25%, 6/1/36(1)                                          2,578,675
    3,000,000  Denver Health & Hospital Auth. Healthcare Rev.,
               Series 2004 A, 6.25%, 12/1/14(1)                          3,428,850
   10,000,000  Denver Health & Hospital Auth. Healthcare Rev.,
               Series 2007 B, VRDN, 4.69%, 9/1/07, resets
               quarterly at 67% of the 3-month LIBOR plus 1.10%
               with no caps(1)                                          10,000,000

Principal Amount                                                             Value
    $ 800,000  Eagle County Air Terminal Corp. Rev., Series 2006
               A, (Airport Terminal), 5.15%, 5/1/17                      $ 814,335
      475,000  Eagle County Air Terminal Corp. Rev., Series 2006
               B, (Airport Terminal), 5.25%, 5/1/20                        483,094
    5,725,000  Granby Ranch Metropolitan District GO, 6.75%,
               12/1/36                                                   5,982,511
    3,000,000  One Horse Business Improvement District Rev.,
               6.00%, 6/1/24(1)                                          3,169,740
    1,500,000  Plaza Metropolitan District
               No. 1 Rev., 8.00%, 12/1/25                                1,659,000
    2,000,000  Todd Creek Farms Metropolitan District No. 1 Rev.,
               5.60%, 12/1/14                                            2,062,300
    1,500,000  Todd Creek Farms Metropolitan District No. 1 Rev.,
               6.125%, 12/1/19                                           1,575,300
    1,170,000  Walker Field Public Airport Auth. Rev., 5.00%,
               12/1/22                                                   1,183,829
                                                                        33,713,449
CONNECTICUT -- 0.4%
    1,000,000  Connecticut Development Auth. Industrial Rev.,
               (Afco Cargo BDL-LLC), 8.00%, 4/1/30                       1,078,560
DISTRICT OF COLUMBIA -- 0.6%
    1,000,000  District of Columbia COP, (Public Safety &
               Emergency), 5.50%, 1/1/19 (Ambac)(1)                      1,076,740
      750,000  Metropolitan Washington D.C. Airports Auth. General
               Rev., Series 2001 A, 5.50%, 10/1/18 (MBIA)(1)               795,248
                                                                         1,871,988
FLORIDA -- 11.9%
    2,765,000  Anthem Park Community Development District Rev.,
               5.80%, 5/1/36                                             2,879,029
    5,000,000  Arborwood Community Development District Special
               Assessment Rev., Series
               2006 B, (Centex Homes), 5.25%, 5/1/16                     4,990,949
    1,470,000  Bartam Park Community Development Special
               Assessment, 5.30%, 5/1/35                                 1,478,747
    2,800,000  Belmont Community Development District Special
               Assessment Rev., Series
               2006 B, 5.125%, 11/1/14                                   2,788,604

------
27

High-Yield Municipal

Principal Amount                                                             Value

   $1,150,000  Broward County Health Facilities Auth. Rev., (John
               Knox Village), VRDN, 4.00%, 6/1/07 (RADIAN) (SBBPA:
               SunTrust Bank)(1)                                       $ 1,150,000
    1,100,000  Cascades at Groveland Community Development
               District Special Assessment Rev., 5.30%, 5/1/36           1,101,881
    2,320,000  Concorde Estates Community Development District
               Rev., Series 2004 B, 5.00%, 5/1/11                        2,319,907
      140,000  Covington Park Community Development District Rev.,
               Series 2004 B, (Capital Improvement), 5.30%, 11/1/09        140,106
      970,000  Double Branch Community Development District
               Special Assessment, Series 2002 A, 6.70%, 5/1/34          1,071,753
       50,000  Double Branch Community Development District
               Special Assessment, Series 2003 C, 5.125%, 5/1/08            50,005
    2,660,000  Dupree Lakes Community Development District Rev.,
               5.00%, 11/1/10                                            2,660,213
      985,000  East Homestead Community Development District
               Special Assessment Rev., 5.375%, 5/1/36                     987,472
      520,000  Fleming Island Plantation Community Development
               District Special Assessment, Series 2000 B, 7.375%,
               5/1/10                                                      574,668
      590,000  Gateway Services Community Development District
               Special Assessment, Series 2003 B, (Sun City Center
               - Fort Meyers), 5.50%, 5/1/10                               591,180
    1,000,000  Hawks Point Community Development District Special
               Assessment, Series 2007 A, 5.30%, 5/1/39                    990,070
      240,000  Middle Village Community Development District
               Special Assessment, Series 2004 B, 5.00%, 5/1/09            240,046
    2,500,000  Midtown Miami Community Development District
               Special Assessment, Series 2004 A, 6.25%, 5/1/37(1)       2,705,750
    1,300,000  Palm Glades Community Development District Special
               Assessment, Series 2006 A, 5.30%, 5/1/36                  1,302,223

Principal Amount                                                             Value

     $ 35,000  Reunion East Community Development District Special
               Assessment Rev., Series
               2002 B, 5.90%, 11/1/07                                      $35,121
    1,245,000  South-Dade Venture Community Development District
               Rev., 6.125%, 5/1/34                                      1,323,460
      870,000  Sterling Hill Community Development District
               Special Assessment, Series 2003 B, 5.50%, 11/1/10           870,835
      360,000  Stoneybrook West Community Development District
               Special Assessment, Series 2000 A, 7.00%, 5/1/32            383,270
      935,000  Waterchase Community Development District Rev.,
               Series 2001 A, 6.70%, 5/1/32                              1,019,159
    1,680,000  Waters Edge Community Development District Rev.,
               5.30%, 5/1/36                                             1,682,873
    1,995,000  Westchester Community Development District No. 1
               Special Assessment, (Infrastructure), 6.125%, 5/1/35      2,100,356
                                                                        35,437,677
GEORGIA -- 1.0%
    1,235,000  City of Atlanta Tax Allocation Rev., (Princeton
               Lakes), 5.50%, 1/1/31                                     1,258,193
    1,800,000  Medical Center Hospital Auth. Rev., (Spring Harbor
               at Green Island), 5.25%, 7/1/37                           1,820,574
                                                                         3,078,767
GUAM -- 0.5%
    1,500,000  Guam Government Waterworks Auth. Rev., 6.00%, 7/1/25      1,635,615
ILLINOIS -- 9.0%
    1,325,000  Bedford Park Tax Allocation Rev., 5.125%, 12/30/18        1,342,384
    3,000,000  Chicago Park District GO, Series 2006 C, 5.00%,
               1/1/12 (FGIC)(1)                                          3,139,110
    3,000,000  Chicago Tax Increment Allocation Rev., Series 2004
               B, (Pilsen Redevelopment), (Junior Lien), 6.75%,
               6/1/22(1)                                                 3,266,460
    6,000,000  City of Yorkville Special Service Area No. 2005-109
               Special Tax Rev., (Bristol
               Bay I), 5.875%, 3/1/36                                    6,177,719
    3,347,000  Pingree Grove Special Service Area No. 7 Special
               Tax Rev., Series 2006-1, (Cambridge Lakes), 6.00%,
               3/1/36                                                    3,476,997

------
28

High-Yield Municipal

Principal Amount                                                             Value

   $1,000,000  Village of Bolingbrook Rev., VRDN, 0.00%, 1/1/08(4)       $ 996,640
    5,000,000  Village of Hampshire Special Service Area No. 13
               Special Tax Rev., (Tuscany Woods), 5.75%, 3/1/37          4,954,450
    3,500,000  Volo Village Special Service Area No. 3 Special Tax
               Rev., Series 2006-1, (Symphony Meadows), 6.00%,
               3/1/36                                                    3,635,940
                                                                        26,989,700
IOWA -- 1.4%
    2,000,000  Iowa Finance Auth. Senior Living Facility Rev.,
               Series 2007 A, (Deerfield Retirement Community,
               Inc.), 5.50%, 11/15/37                                    2,036,560
    2,000,000  Tobacco Settlement Auth. Rev., Series 2005 C,
               5.50%, 6/1/42                                             2,064,600
                                                                         4,101,160
MARYLAND -- 2.3%
    1,240,000  Anne Arundel County Special Obligation Rev.,
               (Arundel Mills), 7.10%, 7/1/09, Prerefunded at 102%
               of Par(2)                                                 1,342,994
    1,000,000  Anne Arundel County Special Obligation Rev.,
               (National Business Park), 7.375%, 7/1/10,
               Prerefunded at 102% of Par(2)                             1,116,840
    1,000,000  Baltimore Rev., (North Locust Point), 5.50%, 9/1/34       1,039,970
    1,000,000  Maryland Health & Higher Educational Facilities
               Auth. Rev., Series 2007 A, (King Farm Presbyterian
               Retirement Community), 5.30%, 1/1/37                      1,026,330
    1,000,000  Maryland Industrial Development Financing Auth.
               Rev., Series 2005 A, (Our Lady of Good Counsel High
               School), 6.00%, 5/1/35                                    1,072,430
    1,210,000  Prince Georges County Rev., (Woodview Village Phase
               II - Subdistrict), 7.00%, 7/1/12                          1,395,518
                                                                         6,994,082
MINNESOTA -- 3.3%
    2,595,000  City of Redwood Falls Rev., (Redwood Area
               Hospital), 5.125%, 12/1/36                                2,604,679
    7,000,000  St. Paul Housing & Redevelopment Auth. Health Care
               Facilities Rev., (Healthpartners Obligated Group),
               5.25%, 5/15/36(1)                                         7,180,810
                                                                         9,785,489

Principal Amount                                                             Value

MISSOURI -- 0.7%
    $ 355,000  Grindstone Plaza Transportation Development
               District Rev., Series 2006 A, 5.50%, 10/1/31              $ 359,494
      500,000  Grindstone Plaza Transportation Development
               District Rev., Series 2006 A, 5.55%, 10/1/36                505,075
      860,000  Missouri Bottom Transportation Development District
               Hazelwood Rev., 7.20%, 5/1/33                               951,513
      280,000  Missouri Housing Development Commission Mortgage
               Rev., Series 1998 B2, (Single Family), 6.40%, 9/1/29        288,940
                                                                         2,105,022
MONTANA -- 0.3%
    1,000,000  Flathead Municipal Airport Auth. Rev., Series 2007
               A, (Glacier Park International Airport), 5.00%,
               6/1/20                                                      994,810
NEVADA -- 7.1%
    1,085,000  Clark County Improvement District No. 121 Special
               Assessment, (Southern Highlands Area), 7.50%,
               12/1/09, Prerefunded at 102% of Par(2)                    1,190,191
    2,995,000  Clark County Improvement District No. 142 Special
               Assessment, 5.50%, 8/1/12                                 3,088,233
      670,000  Clark County Improvement Districts No. 108 & 124
               Special Assessment, Series 2003 B, 5.25%, 2/1/12            686,790
      705,000  Clark County Improvement Districts No. 108 & 124
               Special Assessment, Series 2003 B, 5.375%, 2/1/13           726,707
      685,000  Clark County Improvement Districts No. 108 & 124
               Special Assessment, Series 2003 B, 5.40%, 2/1/14            706,071
    1,350,000  Henderson Local Improvement District No. T-14
               Special Assessment, 5.25%, 3/1/13                         1,392,269
    1,535,000  Henderson Local Improvement District No. T-15
               Special Assessment, 6.10%, 3/1/24                         1,584,888
      250,000  Henderson Local Improvement District No. T-17
               Special Assessment, 5.00%, 9/1/18                           254,038
    6,600,000  Henderson Local Improvement District No. T-18
               Special Assessment, 5.30%, 9/1/35                         6,672,533

------
29

High-Yield Municipal

Principal Amount                                                             Value

   $1,105,000  Henderson Redevelopment Agency Tax Allocation Rev.,
               Series 2002 B, 7.10%, 10/1/22                           $ 1,208,594
      350,000  Henderson Redevelopment Agency Tax Allocation Rev.,
               Series 2002 B, 7.20%, 10/1/25                               382,662
    1,275,000  Las Vegas Improvement District No. 607 Special
               Assessment, 5.50%, 6/1/13(1)                              1,318,159
      495,000  Las Vegas Improvement District No. 808-Summerlin
               Area Special Assessment, 5.70%, 6/1/08                      500,559
      720,000  Reno Special Assessment District No. 4 Rev.,
               (Somersett Parkway), 5.20%, 12/1/10                         736,927
      760,000  Reno Special Assessment District No. 4 Rev.,
               (Somersett Parkway), 5.45%, 12/1/11                         783,264
                                                                        21,231,885
NEW JERSEY -- 4.7%
    1,300,000  New Jersey Economic Development Auth. Rev.,
               (Seabrook Village, Inc. Facility), 5.25%, 11/15/36        1,316,393
    5,000,000  New Jersey Economic Development Auth. Rev., Series
               2006 A, (Gloucester Marine Terminal), 6.625%, 1/1/37      5,334,650
    5,000,000  New Jersey Economic Development Auth. Rev., Series
               2006 B, (Gloucester Marine Terminal), 6.875%, 1/1/37      5,348,600
    2,000,000  New Jersey Economic Development Auth. Rev., Series
               2006 C, (Gloucester Marine Terminal), 6.50%, 1/1/15       2,087,280
                                                                        14,086,923
NEW MEXICO -- 1.2%
    1,490,000  Cabezon Public Improvement District Special Tax
               Rev., 6.30%, 9/1/34                                       1,576,897
    1,000,000  Mariposa East Public Improvement District GO,
               6.00%, 9/1/32                                             1,039,080
    1,000,000  Ventana West Public Improvement District Special
               Levy Rev., 6.875%, 8/1/33                                 1,077,680
                                                                         3,693,657
NEW YORK -- 0.7%
    1,000,000  Onondaga County Industrial Development Auth. Rev.,
               (Air Cargo), 7.25%, 1/1/32(1)                             1,080,940

Principal Amount                                                             Value

   $1,000,000  Seneca Nation Indians Capital Improvements Auth.
               Special Obligation Rev., Series 2007 A, 5.00%,
               12/1/23 (Acquired 4/24/07, Cost $994,370)(3)            $ 1,009,800
                                                                         2,090,740
NORTHERN MARIANA ISLANDS -- 0.8%
    2,000,000  Northern Mariana Islands GO, Series 2003 A, 6.75%,
               10/1/33(1)                                                2,269,580
OHIO -- 1.8%
    1,115,000  Hebron Waterworks Rev., 5.875%, 12/1/25(1)                1,176,403
      745,000  Hebron Waterworks Rev., 6.125%, 12/1/29(1)                  796,033
      285,000  New Albany Plain Local School District GO, 5.50%,
               12/1/19 (FGIC)                                              304,799
    1,800,000  Pinnacle Community Infrastructure Financing
               Facilities Auth. Rev., Series 2004 A, 6.25%, 12/1/36      1,898,298
    1,100,000  Port of Greater Cincinnati Development Auth.
               Special Assessment, (Cooperative Public Parking
               Infrastructure), 6.40%, 2/15/34                           1,182,599
                                                                         5,358,132
OKLAHOMA -- 1.1%
    2,500,000  Norman Regional Hospital Auth. Rev., 5.375%,
               9/1/36(1)                                                 2,599,525
      750,000  Oklahoma City Industrial & Cultural Facilities
               Trust Rev., 6.75%, 1/1/23(1)                                804,038
                                                                         3,403,563
OREGON -- 0.7%
    2,000,000  Cow Creek Band of Umpqua Tribe of Indians Rev.,
               Series 2006 C, 5.625%, 10/1/26                            2,034,400
PENNSYLVANIA -- 4.3%
    4,375,000  Allegheny County Redevelopment Auth. Tax
               Allocation, (Pittsburgh Mills), 5.10%, 7/1/14             4,473,655
    1,500,000  Allegheny County Redevelopment Auth. Tax
               Allocation, (Pittsburgh Mills), 5.60%, 7/1/23             1,568,895
    3,000,000  City of Wilkes-Barre Finance Auth. Rev., (Wilkes
               University), 5.00%, 3/1/37                                3,039,060
    1,000,000  Langhorne Manor Boro Higher Education Auth. Rev.,
               (Philadelphia Biblical University), 5.50%, 4/1/25         1,027,110

------
30

High-Yield Municipal

Principal Amount                                                             Value

    $ 360,000  New Morgan Municipal Auth. Office Rev., Series 1999
               A, (Commonwealth Office), 5.375%, 6/1/08                  $ 359,302
    1,125,000  Pennsylvania Higher Educational Facilties Auth.
               Rev., (Philadelphia University), 5.00%, 6/1/30(1)         1,140,030
    1,250,000  Washington County Redevelopment Auth. Tax
               Allocation Rev., Series 2006 A, (Victory Centre
               Project - Tanger Outlet Development), 5.45%, 7/1/35       1,277,663
                                                                        12,885,715
RHODE ISLAND -- 0.2%
      500,000  Cranston GO, 6.375%, 11/15/09, Prerefunded at 101%
               of Par (FGIC)(1)(2)                                         535,010
SOUTH CAROLINA -- 0.8%
    1,000,000  City of Myrtle Beach Tax Allocation Rev., Series
               2006 A, (Myrtle Beach Air Force Base Redevelopment
               Project Area), 5.30%, 10/1/35                             1,020,960
    1,250,000  Lancaster County Special Assessment, (Sun City
               Lakes Improvement), 5.45%, 12/1/37                        1,265,688
                                                                         2,286,648
TENNESSEE -- 2.4%
    1,410,000  Chattanooga Health Educational & Housing Facility
               Board Rev., Series 2005 B, (Campus Development
               Foundation, Inc. Phase I LLC), 5.50%, 10/1/20             1,452,258
    3,565,000  Chattanooga Health Educational & Housing Facility
               Board Rev., Series 2005 B, (Campus Development
               Foundation, Inc. Phase I LLC), 6.00%, 10/1/35             3,779,078
    2,000,000  Sullivan County Health, Educational & Housing
               Facilities Board Hospital Rev., Series 2006 C,
               (Wellmont Health System), 5.25%, 9/1/36                   2,056,660
                                                                         7,287,996
TEXAS -- 0.9%
      505,000  Abia Development Corp. Airport Facilities Rev.,
               (Aero Austin L.P.), 6.75%, 1/1/11                           524,751
    2,000,000  Pearland Development Auth. Tax Allocation Rev.,
               5.50%, 9/1/28 (RADIAN-IBC)(1)                             2,146,960
                                                                         2,671,711

Principal Amount                                                             Value

VIRGINIA -- 0.7%
   $2,000,000  Tobacco Settlement Financing Corp. Rev., 5.625%,
               6/1/15                                                  $ 2,214,440
WASHINGTON -- 0.8%
      860,000  Cowlitz County Kelso School District No. 458 GO,
               5.75%, 12/1/18 (FSA) (School Bond Guarantee)(1)             929,411
      250,000  Port of Seattle Rev., Series 2000 B, 6.00%, 2/1/15
               (MBIA)                                                      280,385
    1,080,000  Terrace Heights Sewer District Rev., 5.00%, 1/1/33        1,087,830
                                                                         2,297,626
WISCONSIN -- 3.1%
    4,955,000  Badger Tobacco Asset Securitization Corp. Rev.,
               6.125%, 6/1/27(1)                                         5,315,377
    2,000,000  Wisconsin Health & Educational Facilities Auth.
               Rev., Series 2004 A, (Southwest Health Center),
               6.25%, 4/1/34                                             2,111,420
    1,750,000  Wisconsin Health & Educational Facilities Auth.
               Rev., Series 2006 A, (Marshfield Clinic), 5.375%,
               2/15/34                                                   1,822,678
                                                                         9,249,475
                                                                      ------------
TOTAL MUNICIPAL SECURITIES
(Cost $286,696,518)                                                    296,559,652
                                                                      ------------
Short-Term Municipal Securities -- 1.0%

PUERTO RICO -- 1.0%
    2,045,000  Government Development Bank of Puerto Rico Rev.,
               4.05%, 6/22/07                                            2,044,693
    1,090,000  Government Development Bank of Puerto Rico Rev.,
               4.10%, 10/12/07                                           1,089,074
                                                                      ------------
TOTAL SHORT-TERM MUNICIPAL SECURITIES
(Cost $3,135,000)                                                        3,133,767
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 100.2%
(Cost $289,831,518)                                                    299,693,419
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- (0.2)%                                   (740,127)
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $298,953,292
                                                                      ============

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31

Futures Contracts
                                                  Underlying Face      Unrealized
   Contracts Purchased       Expiration Date      Amount at Value     Gain (Loss)

271     U.S. Treasury
        2-Year Notes         September 2007         $55,228,953        $(47,188)
                                                    ============       ==========

                                                  Underlying Face      Unrealized
      Contracts Sold         Expiration Date      Amount at Value     Gain (Loss)

250     U.S. Treasury
        10-Year Notes         September 2007        $26,593,750         $28,426
                                                    ============       ==========

Notes to Schedule of Investments

Ambac = Ambac Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FSA = Financial Security Assurance, Inc.

GO = General Obligation

LIBOR = London Interbank Offered Rate

LOC = Letter of Credit

MBIA = MBIA Insurance Corporation

RADIAN = Radian Asset Assurance, Inc.

RADIAN-IBC = Radian Asset Assurance, Inc. -- Insured Bond Certificates
resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective May 31, 2007.

(1) Security, or a portion thereof, has been segregated for futures contracts.

(2)  Escrowed to maturity in U.S. government securities or state and local government securities.

(3)  Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at May 31, 2007 was $2,799,498, which represented 0.9% of total net assets.

(4)  Step-coupon security. These securities are issued with a zero-coupon and become interest bearing at a predetermined rate and date and are issued at a substantial discount from their value at maturity. Rate shown is effective May 31, 2007.

See Notes to Financial Statements.

------
32

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2006 to May 31, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
33

                        Beginning                    Expenses Paid
                         Account        Ending      During Period*    Annualized
                          Value      Account Value     12/1/06 -        Expense
                         12/1/06        5/31/07         5/31/07         Ratio*

Arizona Municipal Bond
ACTUAL
Investor Class            $1,000       $1,002.90         $2.45           0.49%
A Class                   $1,000       $1,001.60         $3.69           0.74%
B Class                   $1,000        $997.90          $7.42           1.49%
C Class                   $1,000        $997.90          $7.42           1.49%
HYPOTHETICAL
Investor Class            $1,000       $1,022.49         $2.47           0.49%
A Class                   $1,000       $1,021.24         $3.73           0.74%
B Class                   $1,000       $1,017.50         $7.49           1.49%
C Class                   $1,000       $1,017.50         $7.49           1.49%

Florida Municipal Bond
ACTUAL
Investor Class            $1,000       $1,002.40         $2.45           0.49%
A Class                   $1,000       $1,001.20         $3.69           0.74%
B Class                   $1,000        $997.50          $7.42           1.49%
C Class                   $1,000        $997.50          $7.42           1.49%
HYPOTHETICAL
Investor Class            $1,000       $1,022.49         $2.47           0.49%
A Class                   $1,000       $1,021.24         $3.73           0.74%
B Class                   $1,000       $1,017.50         $7.49           1.49%
C Class                   $1,000       $1,017.50         $7.49           1.49%

Long-Term Tax-Free
ACTUAL
Investor Class            $1,000       $1,000.70         $2.44           0.49%
Institutional Class       $1,000       $1,001.70         $1.45           0.29%
A Class                   $1,000        $999.40          $3.69           0.74%
B Class                   $1,000        $995.70          $7.41           1.49%
C Class                   $1,000        $995.70          $7.41           1.49%
HYPOTHETICAL
Investor Class            $1,000       $1,022.49         $2.47           0.49%
Institutional Class       $1,000       $1,023.49         $1.46           0.29%
A Class                   $1,000       $1,021.24         $3.73           0.74%
B Class                   $1,000       $1,017.50         $7.49           1.49%
C Class                   $1,000       $1,017.50         $7.49           1.49%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
  182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
34

                                                    Expenses Paid
                        Beginning       Ending      During Period*
                      Account Value  Account Value    12/1/06 -       Annualized
                         12/1/06        5/31/07        5/31/07      Expense Ratio*

High-Yield Municipal
ACTUAL
Investor Class           $1,000        $1,017.50        $3.12           0.62%
A Class                  $1,000        $1,016.30        $4.37           0.87%
B Class                  $1,000        $1,012.50        $8.13           1.62%
C Class                  $1,000        $1,012.50        $8.13           1.62%
HYPOTHETICAL
Investor Class           $1,000        $1,021.84        $3.13           0.62%
A Class                  $1,000        $1,020.59        $4.38           0.87%
B Class                  $1,000        $1,016.85        $8.15           1.62%
C Class                  $1,000        $1,016.85        $8.15           1.62%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
  182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
35

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 2007
                                Arizona       Florida
                              Municipal     Municipal     Long-Term     High-Yield
                                   Bond          Bond      Tax-Free      Municipal

ASSETS

Investment securities,
at value (cost of
$50,513,364,
$34,117,019,
$30,682,792,
and $289,831,518,
respectively)               $51,936,405   $35,018,082   $30,994,276   $299,693,419

Cash                                 --        21,596            --        294,737

Receivable for capital
shares sold                          --            --        71,737         81,977

Unrealized appreciation
on swap agreements                   --            --        29,022             --

Interest receivable             950,790       456,152       378,234      4,473,471
                            -----------   -----------   -----------   ------------
                             52,887,195    35,495,830    31,473,269    304,543,604
                            -----------   -----------   -----------   ------------
LIABILITIES

Disbursements in excess
of
demand deposit cash              12,743            --       220,876             --

Payable for investments
purchased                            --            --            --      4,995,213

Payable for capital
shares redeemed                      --            --        30,778         36,883

Payable for variation
margin
on futures contracts              3,569         2,829         1,498          1,777

Accrued management fees          21,968        14,737        10,048        154,150

Distribution fees payable           374           651           932         27,282

Service fees (and
distribution
fees -- A Class) payable            568           405         2,979         42,297

Dividends payable                38,638        38,441         9,999        332,710
                            -----------   -----------   -----------   ------------
                                 77,860        57,063       277,110      5,590,312
                            -----------   -----------   -----------   ------------

NET ASSETS                  $52,809,335   $35,438,767   $31,196,159   $298,953,292
                            ===========   ===========   ===========   ============

See Notes to Financial Statements.

------
36

MAY 31, 2007
                               Arizona        Florida
                             Municipal      Municipal     Long-Term     High-Yield
                                  Bond           Bond      Tax-Free      Municipal

NET ASSETS CONSIST OF:

Capital paid in            $51,538,519    $34,621,331   $31,387,219   $289,942,502
Undistributed net
investment income                   --             --        27,577             --

Accumulated net
realized loss
on investment
transactions                 (145,331)       (78,556)     (555,678)      (832,349)

Net unrealized
appreciation
on investments               1,416,147        895,992       337,041      9,843,139
                           -----------    -----------   -----------   ------------
                           $52,809,335    $35,438,767   $31,196,159   $298,953,292
                           ===========    ===========   ===========   ============
INVESTOR CLASS
Net assets                 $50,211,499    $33,556,419      $222,093    $97,254,421
Shares outstanding           4,706,378      3,189,789        20,605      9,104,250
Net asset value per
share                           $10.67         $10.52        $10.78         $10.68

INSTITUTIONAL CLASS
Net assets                         N/A            N/A   $17,284,500            N/A
Shares outstanding                 N/A            N/A     1,603,633            N/A
Net asset value per
share                              N/A            N/A        $10.78            N/A

A CLASS
Net assets                  $2,012,855       $890,438   $12,232,567   $158,621,966
Shares outstanding             188,667         84,643     1,134,904     14,849,037
Net asset value per
share                           $10.67         $10.52        $10.78         $10.68
Maximum offering price
(net asset value
divided by 0.955)               $11.17         $11.02        $11.29         $11.18

B CLASS
Net assets                     $42,067         $9,740    $1,415,688     $4,790,093
Shares outstanding               3,943            926       131,360        448,413
Net asset value per
share                           $10.67         $10.52        $10.78         $10.68

C CLASS
Net assets                    $542,914       $982,170       $41,311    $38,286,812
Shares outstanding              50,888         93,362         3,833      3,584,129
Net asset value per
share                           $10.67         $10.52        $10.78         $10.68

See Notes to Financial Statements.

------
37

STATEMENT OF OPERATIONS

YEAR ENDED MAY 31, 2007
                               Arizona        Florida
                             Municipal      Municipal     Long-Term     High-Yield
                                  Bond           Bond      Tax-Free      Municipal

INVESTMENT INCOME (LOSS)

INCOME:

Interest                    $2,519,391     $1,816,032    $1,553,643    $15,258,899
                           -----------    -----------   -----------    -----------

EXPENSES:

Management fees                267,079        192,197       133,740      1,731,500

Distribution fees:
 B Class                           318            111        12,742         34,126
 C Class                         3,714          8,887           280        262,046

Service fees:
 B Class                           106             37         4,248         11,375
 C Class                         1,238          2,963            93         87,349

Service and
distribution
fees -- A Class                  5,883          2,707        39,277        364,702

Trustees' fees and
expenses                         2,677          1,953         1,699         13,429

Other expenses                     133             65         2,084          4,265
                           -----------    -----------   -----------    -----------
                               281,148        208,920       194,163      2,508,792
                           -----------    -----------   -----------    -----------

NET INVESTMENT INCOME
(LOSS)                       2,238,243      1,607,112     1,359,480     12,750,107
                           -----------    -----------   -----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN
(LOSS) ON:

Investment transactions         87,383        361,821       406,197      1,812,601

Futures and swaps
transactions                  (78,275)       (67,634)      (56,190)      (155,112)
                           -----------    -----------   -----------    -----------
                                 9,108        294,187       350,007      1,657,489
                           -----------    -----------   -----------    -----------
CHANGE IN NET
UNREALIZED
APPRECIATION
(DEPRECIATION) ON:

Investments                   (34,276)      (368,903)      (43,810)      3,160,262

Futures and swaps              (7,516)          (724)         2,204       (37,824)
                           -----------    -----------   -----------    -----------
                              (41,792)      (369,627)      (41,606)      3,122,438
                           -----------    -----------   -----------    -----------

NET REALIZED AND
UNREALIZED GAIN (LOSS)        (32,684)       (75,440)       308,401      4,779,927
                           -----------    -----------   -----------    -----------

NET INCREASE
(DECREASE) IN NET
ASSETS RESULTING FROM
OPERATIONS                  $2,205,559     $1,531,672    $1,667,881    $17,530,034
                           ===========    ===========   ===========   ============

See Notes to Financial Statements.

------
38

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED MAY 31, 2007 AND MAY 31, 2006
                                Arizona Municipal Bond      Florida Municipal Bond

Increase (Decrease) in
Net Assets                          2007          2006          2007          2006

OPERATIONS

Net investment income
(loss)                       $ 2,238,243   $ 2,238,857   $ 1,607,112   $ 1,867,355

Net realized gain (loss)           9,108      (22,700)       294,187       128,131

Change in net unrealized
appreciation
(depreciation)                  (41,792)   (1,306,999)     (369,627)   (1,317,179)
                             -----------   -----------   -----------   -----------
Net increase (decrease)
in net assets
resulting from operations      2,205,559       909,158     1,531,672       678,307
                             -----------   -----------   -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment
income:
 Investor Class              (2,131,677)   (2,116,841)   (1,528,370)   (1,747,251)
 A Class                        (90,009)     (149,814)      (41,573)      (68,050)
 B Class                         (1,307)         (564)         (460)         (702)
 C Class                        (15,250)      (16,490)      (36,709)      (51,352)

From net realized gains:
 Investor Class                       --     (107,409)            --            --
 A Class                              --       (8,242)            --            --
 B Class                              --           (5)            --            --
 C Class                              --       (1,271)            --            --
                             -----------   -----------   -----------   -----------
Decrease in net assets
from distributions           (2,238,243)   (2,400,636)   (1,607,112)   (1,867,355)
                             -----------   -----------   -----------   -----------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease)
in net assets from
capital share transactions   (3,727,562)     (133,483)   (8,054,720)   (8,645,069)
                             -----------   -----------   -----------   -----------

NET INCREASE (DECREASE)
IN NET ASSETS                (3,760,246)   (1,624,961)   (8,130,160)   (9,834,117)

NET ASSETS
Beginning of period           56,569,581    58,194,542    43,568,927    53,403,044
                             -----------   -----------   -----------   -----------
End of period                $52,809,335   $56,569,581   $35,438,767   $43,568,927
                             ===========   ===========   ===========   ===========

See Notes to Financial Statements.

------
39

YEARS ENDED MAY 31, 2007, MAY 31, 2006 AND MARCH 31, 2006 (AS NOTED)
                                            Long-Term Tax-Free          High-Yield Municipal

Increase
(Decrease) in Net                        May 31,     March 31,
Assets               May 31, 2007        2006(1)       2006(2)   May 31, 2007   May 31, 2006

OPERATIONS

Net investment
income (loss)         $ 1,359,480      $ 235,080   $ 3,211,231   $ 12,750,107    $ 9,534,884

Net realized gain
(loss)                    350,007        216,023     1,534,758      1,657,489        135,918

Change in net
unrealized
appreciation
(depreciation)           (41,606)      (299,120)   (1,633,663)      3,122,438      (139,841)
                     ------------   ------------  ------------   ------------   ------------
Net increase
(decrease) in net
assets resulting
from operations         1,667,881        151,983     3,112,326     17,530,034      9,530,961
                     ------------   ------------  ------------   ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS

From net
investment income:
 Investor
 Class                    (5,831)          (150)            --    (4,616,008)    (3,542,920)
 Institutional
 Class                  (712,795)      (101,957)            --             --             --
 A Class                (588,921)      (123,267)   (3,153,287)    (6,636,230)    (4,950,399)
 B Class                 (50,819)        (9,596)      (58,352)      (172,636)      (154,146)
 C Class                  (1,115)          (111)            --    (1,325,233)      (898,478)
                     ------------   ------------  ------------   ------------   ------------

Decrease in net
assets
from distributions    (1,359,481)      (235,081)   (3,211,639)   (12,750,107)    (9,545,943)
                     ------------   ------------  ------------   ------------   ------------

CAPITAL SHARE TRANSACTIONS

Net increase
(decrease)
in net assets
from capital
share transactions    (6,952,148)      (991,372)  (86,867,934)     45,266,593     86,282,597
                     ------------   ------------  ------------   ------------   ------------

NET INCREASE
(DECREASE)
IN NET ASSETS         (6,643,748)    (1,074,470)  (86,967,247)     50,046,520     86,267,615

NET ASSETS
Beginning of
period                 37,839,907     38,914,377   125,881,624    248,906,772    162,639,157
                     ------------   ------------  ------------   ------------   ------------
End of period         $31,196,159    $37,839,907   $38,914,377   $298,953,292   $248,906,772
                     ============   ============  ============   ============   ============
Undistributed net
investment income         $27,577        $27,578       $33,650             --             --
                     ============   ============  ============   ============   ============

(1)  Long-Term Tax-Free's fiscal year end was changed from March 31 to May 31, resulting in a two-month annual reporting period (see Note 8).

(2)  Year ended March 31, 2006.

See Notes to Financial Statements.

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40

NOTES TO FINANCIAL STATEMENTS

MAY 31, 2007

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Arizona Municipal Bond Fund (Arizona Municipal
Bond), Florida Municipal Bond Fund (Florida Municipal Bond), Long-Term
Tax-Free Fund (Long-Term Tax-Free) and High-Yield Municipal Fund (High-Yield
Municipal) (collectively, the funds) are four funds in a series issued by the trust (see Note 8). Arizona Municipal Bond, Florida Municipal Bond and
High-Yield Municipal are non-diversified under the 1940 Act. Long-Term
Tax-Free is diversified under the 1940 Act. Arizona Municipal Bond's investment objective is to seek safety of principal and high current income that is exempt from federal income tax and taxes imposed by the state of
Arizona. Florida Municipal Bond's investment objective is to seek safety of principal and high current income that is exempt from federal income tax and taxes imposed by the state of Florida. Arizona Municipal Bond and Florida
Municipal Bond invest primarily in Arizona and Florida municipal obligations, respectively. Long-Term Tax-Free's investment objective is to seek high current income that is exempt from federal income taxes consistent with preservation of capital. Long-Term Tax-Free invests primarily in long-term investment-grade municipal obligations. High-Yield Municipal's investment objective is to seek high current income that is exempt from federal income taxes. Capital appreciation is a secondary objective. High-Yield Municipal invests primarily in long-term and intermediate-term municipal obligations.
The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- Arizona Municipal Bond, Florida Municipal Bond and
High-Yield Municipal are authorized to issue the Investor Class, the A Class, the B Class and the C Class. Long-Term Tax-Free is authorized to issue the
Investor Class, the Institutional Class, the A Class, the B Class and the C
Class. The A Class may incur an initial sales charge. The A Class, B Class and
C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.
Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets. Sale of Long-Term Tax-Free's Investor Class,
Institutional Class and C Class commenced on April 3, 2006.

SECURITY VALUATIONS -- Debt securities maturing in greater than 60 days are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days may be valued at cost, plus or minus any amortized discount or premium. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the Board of Trustees or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or
there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The funds may engage in securities transactions on a when-issued or forward commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet the purchase price.

------
41

FUTURES CONTRACTS -- The funds may enter into futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin)
are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures and swaps transactions and unrealized appreciation (depreciation) on futures and swaps, respectively.

SWAP AGREEMENTS -- The funds may enter into swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the funds anticipate purchasing at a later date; or gain exposure to certain markets in the most economical way possible. A basic swap agreement is a contract in which two parties agree to exchange the returns earned or realized on predetermined investments or instruments. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet requirements. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of
Assets and Liabilities. Swap agreements are valued daily and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on futures and swaps.
Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments and instruments.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The trust has entered into a Management Agreement with
American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. The fee consists of (1) an
Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as each fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds. The rates for the
Investment Category Fee range from 0.1625% to 0.2800% for Arizona Municipal
Bond, Florida Municipal Bond and Long-Term Tax-Free, and from 0.2925% to
0.4100% for High-Yield Municipal. The rates for the

------
42

Complex Fee (Investor Class, A Class, B Class and C Class) range from 0.2500%
to 0.3100%. The Institutional Class is 0.2000% less at each point within the
Complex Fee range. For the year ended May 31, 2007, the effective annual management fees for the Investor Class, A Class, B Class and C Class of
Arizona Municipal Bond, Florida Municipal Bond, Long-Term Tax-Free and
High-Yield Municipal were 0.48%, 0.48%, 0.48% and 0.61%, respectively. The effective annual management fee for the year ended May 31, 2007 for the
Institutional Class of Long-Term Tax-Free was 0.28%.

DISTRIBUTION AND SERVICE FEES -- The Board of Trustees has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class, B Class and C Class (collectively, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century
Investment Services, Inc. (ACIS) an annual distribution and service fee of
0.25%. The plans provide that the B Class and the C Class will pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for individual shareholder services rendered by broker/dealers or other independent financial intermediaries. Fees incurred under the plans during the year ended May 31, 2007, are detailed in the
Statement of Operations.

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the trust's investment advisor, ACIM, the distributor of the trust, ACIS, and the trust's transfer agent, American Century Services, LLC.

The funds have a bank line of credit agreement with JPMorgan Chase Bank
(JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of
JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
May 31, 2007, were as follows:

                     Arizona          Florida        Long-Term       High-Yield
                 Municipal Bond   Municipal Bond      Tax-Free        Municipal

Purchases          $7,503,205       $20,330,119     $31,733,081     $132,914,201

Proceeds from
sales              $10,926,220      $29,951,494     $39,128,018      $97,253,324

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43

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows (unlimited number of shares authorized):

                           Year ended May 31, 2007       Year ended May 31, 2006
                             Shares         Amount        Shares          Amount
Arizona Municipal Bond

INVESTOR CLASS

Sold                        569,616    $ 6,128,723       613,514      $6,636,684

Issued in reinvestment
of distributions            158,222      1,701,265       163,985       1,772,268

Redeemed                  (929,371)    (9,989,623)     (725,455)     (7,834,221)
                          ---------   ------------   -----------   -------------
                          (201,533)    (2,159,635)        52,044         574,731
                          ---------   ------------   -----------   -------------
A CLASS

Sold                         64,851        700,857        47,873         518,217

Issued in reinvestment
of distributions              3,803         40,844         7,329          79,253

Redeemed                  (230,328)    (2,471,845)      (94,635)     (1,024,647)
                          ---------   ------------   -----------   -------------
                          (161,674)    (1,730,144)      (39,433)       (427,177)
                          ---------   ------------   -----------   -------------
B CLASS

Sold                             --             --         3,705          40,065

Issued in reinvestment
of distributions                  7             80             7              81

Redeemed                         --             --           (6)            (69)
                          ---------   ------------   -----------   -------------
                                  7             80         3,706          40,077
                          ---------   ------------   -----------   -------------
C CLASS

Sold                         17,024        183,131         6,550          71,351

Issued in reinvestment
of distributions                373          4,011           408           4,415
Redeemed                    (2,313)       (25,005)      (36,753)       (396,880)
                          ---------   ------------   -----------   -------------
                             15,084        162,137      (29,795)       (321,114)
                          ---------   ------------   -----------   -------------
Net increase (decrease)   (348,116)   $(3,727,562)      (13,478)     $ (133,483)
                          =========   ============   ===========   =============
Florida Municipal Bond

INVESTOR CLASS

Sold                         56,824      $ 603,549       246,633     $ 2,652,581

Issued in reinvestment
of distributions            102,229      1,085,485       117,890       1,258,818

Redeemed                  (816,754)    (8,663,818)   (1,090,319)    (11,653,420)
                          ---------   ------------   -----------   -------------
                          (657,701)    (6,974,784)     (725,796)     (7,742,021)
                          ---------   ------------   -----------   -------------
A CLASS

Sold                          4,419         46,861       126,790       1,355,237

Issued in reinvestment
of distributions              3,108         33,004         4,548          48,563

Redeemed                   (53,663)      (569,461)     (195,259)     (2,087,562)
                          ---------   ------------   -----------   -------------
                           (46,136)      (489,596)      (63,921)       (683,762)
                          ---------   ------------   -----------   -------------
B CLASS

Sold                            108          1,145           930          10,068

Issued in reinvestment
of distributions                 42            442            64             682

Redeemed                      (613)        (6,521)       (1,398)        (14,902)
                          ---------   ------------   -----------   -------------
                              (463)        (4,934)         (404)         (4,152)
                          ---------   ------------   -----------   -------------
C CLASS

Sold                         10,934        115,742        37,288         398,765

Issued in reinvestment
of distributions                138          1,467           731           7,805

Redeemed                   (66,453)      (702,615)      (58,234)       (621,704)
                           (55,381)      (585,406)      (20,215)       (215,134)
                          ---------   ------------   -----------   -------------
Net increase (decrease)   (759,681)   $(8,054,720)     (810,336)   $ (8,645,069)
                          =========   ============   ===========   =============

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44

                                                    Period ended May 31,
                    Year ended May 31, 2007                      2006(1)     Year ended March 31, 2006
                      Shares         Amount        Shares         Amount        Shares          Amount
Long-Term Tax-Free

INVESTOR CLASS                                                                     N/A

Sold                  20,901      $ 226,301         2,332       $ 25,011

Issued in
reinvestment of
distributions            526          5,718            14            150

Redeemed             (3,168)       (34,547)            --             --
                   ---------   ------------   -----------   ------------
                      18,259        197,472         2,346         25,161
                   ---------   ------------   -----------   ------------
INSTITUTIONAL
CLASS                                                                              N/A

Sold                      --             --     1,528,405     16,397,564

Issued in
reinvestment of
distributions         65,697        712,471         9,531        101,943
                   ---------   ------------   -----------   ------------
                      65,697        712,471     1,537,936     16,499,507
                   ---------   ------------   -----------   ------------
A CLASS

Sold                  96,442      1,049,120        12,548        136,284       477,920     $ 5,222,488

Issued in
reinvestment of
distributions         40,105        434,715         8,047         86,066       267,697       2,902,942

Redeemed           (804,205)    (8,715,672)   (1,653,051)   (17,732,706)   (8,803,698)    (94,593,140)
                   ---------   ------------   -----------   ------------   -----------   -------------
                   (667,658)    (7,231,837)   (1,632,456)   (17,510,356)   (8,058,081)    (86,467,710)
                   ---------   ------------   -----------   ------------   -----------   -------------
B CLASS

Sold                   3,841         41,044           196          2,093        11,759         128,146

Issued in
reinvestment of
distributions          3,656         39,610           762          8,145         4,486          48,607

Redeemed            (67,333)      (727,027)       (3,837)       (41,044)      (53,456)       (576,977)
                   ---------   ------------   -----------   ------------   -----------   -------------
                    (59,836)      (646,373)       (2,879)       (30,806)      (37,211)       (400,224)
                   ---------   ------------   -----------   ------------   -----------   -------------
C CLASS                                                                            N/A

Sold                   1,388         15,004         2,332         25,011

Issued in
reinvestment of
distributions            103          1,115            10            111
                       1,491         16,119         2,342         25,122
                   ---------   ------------   -----------   ------------
Net increase
(decrease)         (642,047)   $(6,952,148)      (92,711)    $ (991,372)   (8,095,292)   $(86,867,934)
                   =========   ============   ===========   ============   ===========   =============

(1)  April 3, 2006 (commencement of sale) through May 31, 2006 for Investor
     Class, Institutional Class and C Class. April 1, 2006 through May 31, 2006 for A Class and B Class. Long-Term Tax-Free's fiscal year end was changed from March 31 to May 31, resulting in a two-month annual reporting period
     (see Note 8).

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45

                              Year ended May 31, 2007      Year ended May 31, 2006
                                Shares         Amount        Shares         Amount
High-Yield Municipal

INVESTOR CLASS

Sold                         3,551,483   $ 37,619,683     3,090,565   $ 32,478,010

Issued in reinvestment
of distributions               273,658      2,917,123       203,441      2,138,238

Redeemed                   (2,805,384)   (29,932,323)   (1,206,280)   (12,677,908)
                           -----------   ------------   -----------   ------------
                             1,019,757     10,604,483     2,087,726     21,938,340
                           -----------   ------------   -----------   ------------
A CLASS

Sold                         6,497,555     69,268,767     7,491,063     78,741,071

Issued in reinvestment
of distributions               530,236      5,653,892       393,167      4,132,250

Redeemed                   (4,528,018)   (48,368,107)   (3,075,940)   (32,326,114)
                           -----------   ------------   -----------   ------------
                             2,499,773     26,554,552     4,808,290     50,547,207
                           -----------   ------------   -----------   ------------
B CLASS

Sold                            66,699        710,714       123,399      1,296,933

Issued in reinvestment
of distributions                 6,014         64,138         4,831         50,768

Redeemed                      (49,747)      (528,051)      (43,215)      (454,221)
                           -----------   ------------   -----------   ------------
                                22,966        246,801        85,015        893,480
                           -----------   ------------   -----------   ------------
C CLASS

Sold                         1,203,132     12,795,715     1,499,384     15,763,095

Issued in reinvestment
of distributions                43,904        468,377        28,473        299,249

Redeemed                     (506,615)    (5,403,335)     (300,586)    (3,158,774)
                           -----------   ------------   -----------   ------------
                               740,421      7,860,757     1,227,271     12,903,570
                           -----------   ------------   -----------   ------------
Net increase (decrease)      4,282,917   $ 45,266,593     8,208,302   $ 86,282,597
                           ===========   ============   ===========   ============

5. BANK LINE OF CREDIT

Arizona Municipal Bond, Florida Municipal Bond and High-Yield Municipal, along with certain other funds managed by ACIM or American Century Global Investment
Management, Inc. (ACGIM), have a $500,000,000 unsecured bank line of credit agreement with JPMCB. Long-Term Tax-Free entered into the agreement on
December 13, 2006. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The funds did not borrow from the line during the year ended May 31, 2007.

6. RISK FACTORS

Income may be subject to state and local taxes and, if applicable, the alternative minimum tax.

Arizona Municipal Bond and Florida Municipal Bond concentrate their investments in a single state and therefore may have more exposure to credit risk related to the states of Arizona and Florida, respectively, than a fund with a broader geographical diversification.

Long-Term Tax-Free may invest primarily in lower-rated debt securities, which are subject to substantial risks including price volatility, liquidity risk, and default risk.

High-Yield Municipal may concentrate its investments in certain states and therefore may have more exposure to credit risk related to those states than a fund with a broader geographical diversification. High-Yield Municipal invests primarily in lower-rated debt securities, which are subject to substantial risks including price volatility, liquidity risk, and default risk.

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46

7. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended May 31, 2007 and May 31, 2006 (except as noted) were as follows:

                             Arizona Municipal Bond      Florida Municipal Bond
                                2007         2006        2007           2006

DISTRIBUTIONS PAID FROM

Ordinary income              $2,238,243   $2,283,709  $1,607,112     $1,867,355

Long-term capital gains          --        $116,927       --             --

                           Long-Term Tax-Free              High-Yield Municipal
                               May 31,      March 31,
                 May 31, 2007   2006(1)        2006          2007         2006

DISTRIBUTIONS PAID FROM

Ordinary income   $1,359,481    $235,081    $3,211,639   $12,750,107   $9,545,943

Long-term
capital gains         --           --           --            --           --

(1) Long-Term Tax-Free's fiscal year end was changed from March 31 to May 31, resulting in a two-month annual reporting period (see Note 8).

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Certain distributions have been recharacterized between income, realized gain and capital for federal income tax purposes.

As of May 31, 2007, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

                                Arizona       Florida
                              Municipal     Municipal     Long-Term     High-Yield
                                   Bond          Bond      Tax-Free      Municipal

Federal tax cost of
investments                 $50,513,364   $34,117,019   $30,682,792   $289,831,518
                            ===========   ===========   ===========   ============

Gross tax appreciation
of investments               $1,429,791      $940,532      $344,247    $10,401,285

Gross tax depreciation
of investments                  (6,750)      (39,469)      (32,763)      (539,384)
                            -----------   -----------   -----------   ------------
Net tax appreciation
(depreciation) of
investments                  $1,423,041      $901,063      $311,484    $ 9,861,901
                            ===========   ===========   ===========   ============
Net tax appreciation
(depreciation) on
derivatives                          --            --       $29,022             --
                            -----------   -----------   -----------   ------------
Net tax appreciation
(depreciation)               $1,423,041      $901,063      $340,506    $ 9,861,901
                            ===========   ===========   ===========   ============
Undistributed exempt
income                               --            --       $27,577             --

Accumulated capital
losses                       $(152,225)     $(83,627)    $(540,242)     $(851,111)

Capital loss deferrals               --            --     $(18,901)             --

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains for certain futures contracts.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire as follows:

                 2010     2011     2012         2013         2014         2015
Arizona
Municipal
Bond              --       --       --           --           --       $(152,225)

Florida
Municipal
Bond              --       --       --        $(83,627)       --           --

Long-Term
Tax-Free          --       --    $(8,266)    $(142,310)   $(389,666)       --

High-Yield
Municipal      $(4,877)    --   $(145,918)   $(700,316)       --           --

The capital loss deferrals represent net capital losses incurred in the seven-month period ended May 31, 2007. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

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47

8. REORGANIZATION PLAN

As of the close of business on March 31, 2006, Long-Term Tax-Free acquired all of the net assets of the Mason Street Municipal Bond Fund (Municipal Bond),
one fund in a series issued by Mason Street Funds, Inc., pursuant to a plan of reorganization approved by the acquired funds' shareholders on March 15, 2006.
In the post reorganization, Long-Term Tax-Free is maintaining the financial statements and performance history of Municipal Bond. Long-Term Tax-Free's fiscal year end was changed from March 31 to May 31.

Prior to the reorganization, Municipal Bond had A Class and B Class shares. At the close of business and as a result of the reorganization, A Class shares and B Class shares of the acquired fund were converted to A Class shares and B
Class shares, respectively, of Long-Term Tax-Free.

A Class and B Class net assets of Municipal Bond before the reorganization were $36,833,546 and $2,080,831, respectively. Immediately after the reorganization, A Class and B Class net assets of Long-Term Tax-Free were
$36,833,546 and $2,080,831, respectively.

9. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value
Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS 157.

10. SUBSEQUENT EVENTS

On December 8, 2006, the Board of Trustees of Arizona Municipal Bond and
Florida Municipal Bond approved plans of reorganization (the reorganizations)
pursuant to which Tax-Free Bond Fund (Tax-Free Bond), a fund in a series issued by the trust, will acquire all of the assets of Arizona Municipal Bond and Florida Municipal Bond in exchange for shares of equal value of Tax-Free
Bond and assumption by Tax-Free Bond of certain liabilities of Arizona
Municipal Bond and Florida Municipal Bond. The financial statements and performance history of Tax-Free Bond will be carried over in the post-reorganization. The reorganizations are subject to approval by Arizona
Municipal Bond and Florida Municipal Bond shareholders at a meeting expected to be held on July 27, 2007. The reorganizations are expected to be effective at the close of business on August 31, 2007.

11. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The funds designate exempt interest dividends for the fiscal year ended May
31, 2007, as follows:

                             Arizona
                            Municipal       Florida       Long-Term    High-Yield
                              Bond       Municipal Bond   Tax-Free     Municipal
Exempt interest
dividends                  $2,240,584      $1,612,267    $1,366,299   $12,688,426

------
48

FINANCIAL HIGHLIGHTS
Arizona Municipal Bond

Investor Class
For a Share Outstanding Throughout the Years Ended May 31
                                       2007      2006     2005      2004      2003
PER-SHARE DATA

Net Asset Value, Beginning of
Period                               $10.68    $10.96   $10.83    $11.40    $10.89
                                    -------   -------  -------   -------   -------
Income From Investment Operations

 Net Investment Income (Loss)          0.44   0.42(1)     0.42      0.41      0.41

 Net Realized and
 Unrealized Gain (Loss)              (0.01)    (0.25)     0.13    (0.53)      0.59
                                    -------   -------  -------   -------   -------
 Total From
 Investment Operations                 0.43      0.17     0.55    (0.12)      1.00
                                    -------   -------  -------   -------   -------
Distributions

 From Net Investment Income          (0.44)    (0.43)   (0.42)    (0.41)    (0.41)

 From Net Realized Gains                 --    (0.02)    --(2)    (0.04)    (0.08)
                                    -------   -------  -------   -------   -------
 Total Distributions                 (0.44)    (0.45)   (0.42)    (0.45)    (0.49)
                                    -------   -------  -------   -------   -------
Net Asset Value, End of Period       $10.67    $10.68   $10.96    $10.83    $11.40
                                    =======   =======  =======   =======   =======

TOTAL RETURN(3)                       4.07%     1.59%    5.21%   (1.06)%     9.36%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                    0.49%     0.49%    0.50%     0.51%     0.51%

Ratio of Net Investment Income
(Loss) to Average Net Assets          4.08%     3.89%    3.86%     3.70%     3.70%

Portfolio Turnover Rate                 15%       44%      48%       26%       50%

Net Assets, End of Period (in
thousands)                          $50,211   $52,404  $53,203   $60,203   $75,787

(1)  Computed using average shares outstanding throughout the period.

(2)  Per-share amount was less than $0.005.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

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49

Arizona Municipal Bond

A Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
                                               2007      2006      2005    2004(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period         $10.68    $10.96    $10.83     $11.25
                                            -------   -------   -------    -------

Income From Investment Operations

 Net Investment Income (Loss)                  0.41   0.39(2)      0.40       0.10

 Net Realized and
 Unrealized Gain (Loss)                      (0.01)    (0.25)      0.13     (0.42)
                                            -------   -------   -------    -------
 Total From Investment Operations              0.40      0.14      0.53     (0.32)
                                            -------   -------   -------    -------
Distributions

 From Net Investment Income                  (0.41)    (0.40)    (0.40)     (0.10)

 From Net Realized Gains                         --    (0.02)     --(3)         --
                                            -------   -------   -------    -------
 Total Distributions                         (0.41)    (0.42)    (0.40)     (0.10)
                                            -------   -------   -------    -------
Net Asset Value, End of Period               $10.67    $10.68    $10.96     $10.83
                                            =======   =======   =======    =======

TOTAL RETURN(4)                               3.81%     1.34%     4.94%    (2.87)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
Net Assets                                    0.74%     0.74%     0.75%   0.76%(5)

Ratio of Net Investment Income (Loss) to
Average Net Assets                            3.83%     3.64%     3.61%   3.63%(5)

Portfolio Turnover Rate                         15%       44%       48%     26%(6)

Net Assets, End of Period (in thousands)     $2,013    $3,741    $4,271     $1,523

(1)  February 27, 2004 (commencement of sale) through May 31, 2004.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges. Total returns for periods less than one year are not annualized.
     The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended May 31, 2004.

See Notes to Financial Statements.

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50

Arizona Municipal Bond

B Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
                                               2007      2006      2005    2004(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period         $10.68    $10.96    $10.83     $11.25
                                            -------   -------   -------    -------
Income From Investment Operations

 Net Investment Income (Loss)                  0.33   0.36(2)      0.32       0.08
 Net Realized and
 Unrealized Gain (Loss)                      (0.01)    (0.30)      0.13     (0.42)
                                            -------   -------   -------    -------
 Total From Investment Operations              0.32      0.06      0.45     (0.34)
                                            -------   -------   -------    -------
Distributions

 From Net Investment Income                  (0.33)    (0.32)    (0.32)     (0.08)

 From Net Realized Gains                         --    (0.02)     --(3)         --
                                            -------   -------   -------    -------
 Total Distributions                         (0.33)    (0.34)    (0.32)     (0.08)
                                            -------   -------   -------    -------
Net Asset Value, End of Period               $10.67    $10.68    $10.96     $10.83
                                            =======   =======   =======    =======

TOTAL RETURN(4)                               3.03%     0.61%     4.19%    (3.06)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
Net Assets                                    1.49%     1.49%     1.50%   1.51%(5)

Ratio of Net Investment Income (Loss) to
Average Net Assets                            3.08%     2.89%     2.86%   2.88%(5)

Portfolio Turnover Rate                         15%       44%       48%     26%(6)

Net Assets, End of Period (in thousands)        $42       $42        $3         $2

(1)  February 27, 2004 (commencement of sale) through May 31, 2004.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges. Total returns for periods less than one year are not annualized.
     The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended May 31, 2004.

See Notes to Financial Statements.

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51

Arizona Municipal Bond

C Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
                                               2007      2006      2005    2004(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period         $10.68    $10.96    $10.83     $11.25
                                            -------   -------   -------    -------
Income From Investment Operations

 Net Investment Income (Loss)                  0.33   0.30(2)      0.31       0.08

 Net Realized and
 Unrealized Gain (Loss)                      (0.01)    (0.24)      0.13     (0.42)
                                            -------   -------   -------    -------
 Total From Investment Operations              0.32      0.06      0.44     (0.34)
                                            -------   -------   -------    -------
Distributions

 From Net Investment Income                  (0.33)    (0.32)    (0.31)     (0.08)

 From Net Realized Gains                         --    (0.02)     --(3)         --
                                            -------   -------   -------    -------
 Total Distributions                         (0.33)    (0.34)    (0.31)     (0.08)
                                            -------   -------   -------    -------
Net Asset Value, End of Period               $10.67    $10.68    $10.96     $10.83
                                            =======   =======   =======    =======

TOTAL RETURN(4)                               3.03%     0.58%     4.15%    (3.06)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
Net Assets                                    1.49%     1.49%     1.50%   1.51%(5)

Ratio of Net Investment Income (Loss) to
Average Net Assets                            3.08%     2.89%     2.86%   2.88%(5)

Portfolio Turnover Rate                         15%       44%       48%     26%(6)

Net Assets, End of Period (in thousands)       $543      $382      $719        $12

(1)  February 27, 2004 (commencement of sale) through May 31, 2004.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges. Total returns for periods less than one year are not annualized.
     The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended May 31, 2004.

See Notes to Financial Statements.

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52

Florida Municipal Bond

Investor Class
For a Share Outstanding Throughout the Years Ended May 31
                                       2007      2006     2005      2004      2003
PER-SHARE DATA

Net Asset Value, Beginning of
Period                               $10.55    $10.81   $10.68    $11.29    $10.73
                                    -------   -------  -------   -------   -------
Income From Investment Operations

 Net Investment Income (Loss)          0.43      0.42     0.39      0.42      0.42

 Net Realized and
 Unrealized Gain (Loss)              (0.03)    (0.26)     0.13    (0.56)      0.62
                                    -------   -------  -------   -------   -------
 Total From
 Investment Operations                 0.40      0.16     0.52    (0.14)      1.04
                                    -------   -------  -------   -------   -------
Distributions

 From Net Investment Income          (0.43)    (0.42)   (0.39)    (0.42)    (0.42)

 From Net Realized Gains                 --        --       --    (0.05)    (0.06)
                                    -------   -------  -------   -------   -------
 Total Distributions                 (0.43)    (0.42)   (0.39)    (0.47)    (0.48)
                                    -------   -------  -------   -------   -------
Net Asset Value, End of Period       $10.52    $10.55   $10.81    $10.68    $11.29
                                    =======   =======  =======   =======   =======

TOTAL RETURN(1)                       3.87%     1.48%    4.88%   (1.30)%     9.90%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                    0.49%     0.49%    0.50%     0.51%     0.51%

Ratio of Net Investment Income
(Loss) to Average Net Assets          4.09%     3.90%    3.56%     3.82%     3.78%

Portfolio Turnover Rate                 54%       28%      44%       59%       45%

Net Assets, End of Period (in
thousands)                          $33,556   $40,604  $49,451   $63,142   $70,078

(1)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

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53

Florida Municipal Bond

A Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
                                              2007      2006     2005    2004(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period        $10.55    $10.81   $10.68     $11.11
                                           -------   -------  -------    -------
Income From Investment Operations

 Net Investment Income (Loss)                 0.41      0.39     0.36       0.09

 Net Realized and
 Unrealized Gain (Loss)                     (0.03)    (0.26)     0.13     (0.43)
                                           -------   -------  -------    -------
 Total From Investment Operations             0.38      0.13     0.49     (0.34)
                                           -------   -------  -------    -------
Distributions

 From Net Investment Income                 (0.41)    (0.39)   (0.36)     (0.09)
                                           -------   -------  -------    -------
Net Asset Value, End of Period              $10.52    $10.55   $10.81     $10.68
                                           =======   =======  =======    =======

TOTAL RETURN(2)                              3.62%     1.23%    4.62%    (3.10)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
Net Assets                                   0.74%     0.74%    0.75%   0.76%(3)

Ratio of Net Investment Income (Loss)
to Average Net Assets                        3.84%     3.65%    3.31%   3.34%(3)

Portfolio Turnover Rate                        54%       28%      44%     59%(4)

Net Assets, End of Period (in thousands)      $890    $1,380   $2,105       $761

(1)  February 27, 2004 (commencement of sale) through May 31, 2004.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges. Total returns for periods less than one year are not annualized.
     The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3)  Annualized.

(4)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended May 31, 2004.

See Notes to Financial Statements.

------
54

Florida Municipal Bond

B Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
                                              2007      2006     2005    2004(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period        $10.55    $10.81   $10.68     $11.11
                                           -------   -------  -------    -------
Income From Investment Operations

 Net Investment Income (Loss)                 0.33      0.31     0.28       0.07

 Net Realized and
 Unrealized Gain (Loss)                     (0.03)    (0.26)     0.13     (0.43)
                                           -------   -------  -------    -------
 Total From Investment Operations             0.30      0.05     0.41     (0.36)
                                           -------   -------  -------    -------
Distributions

 From Net Investment Income                 (0.33)    (0.31)   (0.28)     (0.07)
                                           -------   -------  -------    -------
Net Asset Value, End of Period              $10.52    $10.55   $10.81     $10.68
                                           =======   =======  =======    =======

TOTAL RETURN(2)                              2.85%     0.47%    3.83%    (3.28)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
Net Assets                                   1.49%     1.49%    1.50%   1.51%(3)

Ratio of Net Investment Income (Loss)
to Average Net Assets                        3.09%     2.90%    2.56%   2.59%(3)

Portfolio Turnover Rate                        54%       28%      44%     59%(4)

Net Assets, End of Period (in thousands)       $10       $15      $19        $17

(1)  February 27, 2004 (commencement of sale) through May 31, 2004.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges. Total returns for periods less than one year are not annualized.
     The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3)  Annualized.

(4)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended May 31, 2004.

See Notes to Financial Statements.

------
55

Florida Municipal Bond

C Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
                                              2007      2006     2005    2004(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period        $10.55    $10.81   $10.68     $11.11
                                           -------   -------  -------    -------
Income From Investment Operations

 Net Investment Income (Loss)                 0.33      0.31     0.28       0.07

 Net Realized and
 Unrealized Gain (Loss)                     (0.03)    (0.26)     0.13     (0.43)
                                           -------   -------  -------    -------
 Total From Investment Operations             0.30      0.05     0.41     (0.36)
                                           -------   -------  -------    -------
Distributions

 From Net Investment Income                 (0.33)    (0.31)   (0.28)     (0.07)
                                           -------   -------  -------    -------
Net Asset Value, End of Period              $10.52    $10.55   $10.81     $10.68
                                           =======   =======  =======    =======

TOTAL RETURN(2)                              2.85%     0.47%    3.84%    (3.28)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
Net Assets                                   1.49%     1.49%    1.50%   1.51%(3)

Ratio of Net Investment Income (Loss)
to Average Net Assets                        3.09%     2.90%    2.56%   2.59%(3)

Portfolio Turnover Rate                        54%       28%      44%     59%(4)

Net Assets, End of Period (in thousands)      $982    $1,570   $1,827     $1,032

(1)  February 27, 2004 (commencement of sale) through May 31, 2004.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges. Total returns for periods less than one year are not annualized.
     The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3)  Annualized.

(4)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended May 31, 2004.

See Notes to Financial Statements.

------
56

Long-Term Tax-Free

Investor Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
                                                                  2007    2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                            $10.70     $10.72
                                                               -------    -------
Income From Investment Operations

 Net Investment Income (Loss)                                     0.43       0.06

 Net Realized and Unrealized Gain (Loss)                          0.08     (0.02)
                                                               -------    -------
 Total From Investment Operations                                 0.51       0.04
                                                               -------    -------
Distributions

 From Net Investment Income                                     (0.43)     (0.06)
                                                               -------    -------
Net Asset Value, End of Period                                  $10.78     $10.70
                                                               =======    =======

TOTAL RETURN(2)                                                  4.84%      0.42%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                0.49%   0.49%(3)

Ratio of Net Investment Income (Loss) to Average Net Assets      4.00%   3.85%(3)

Portfolio Turnover Rate                                           101%        62%

Net Assets, End of Period (in thousands)                          $222        $25

(1)  April 3, 2006 (commencement of sale) through May 31, 2006.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3)  Annualized.

See Notes to Financial Statements.

------
57

Long-Term Tax-Free

Institutional Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
                                                                   2007    2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                             $10.70     $10.72
                                                                -------    -------
Income From Investment Operations

 Net Investment Income (Loss)                                      0.45       0.07

 Net Realized and Unrealized Gain (Loss)                           0.08     (0.02)
                                                                -------    -------
 Total From Investment Operations                                  0.53       0.05
                                                                -------    -------
Distributions

 From Net Investment Income                                      (0.45)     (0.07)
                                                                -------    -------
Net Asset Value, End of Period                                   $10.78     $10.70
                                                                =======    =======

TOTAL RETURN(2)                                                   5.05%      0.45%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                 0.29%   0.29%(3)

Ratio of Net Investment Income (Loss) to Average Net Assets       4.20%   4.05%(3)

Portfolio Turnover Rate                                            101%        62%

Net Assets, End of Period (in thousands)                        $17,285    $16,456

(1)  April 3, 2006 (commencement of sale) through May 31, 2006.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3)  Annualized.

See Notes to Financial Statements.

------
58

Long-Term Tax-Free

A Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
                         2007    2006(1)      2006      2005       2004       2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period    $10.70     $10.72    $10.74    $11.06     $10.98     $10.50
                      -------    -------   -------   -------    -------    -------
Income From
Investment
Operations

 Net Investment
 Income (Loss)           0.41       0.06   0.35(2)   0.33(2)    0.33(2)    0.41(2)

 Net Realized
 and Unrealized
 Gain (Loss)             0.08     (0.02)    (0.03)    (0.15)       0.24       0.61
                      -------    -------   -------   -------    -------    -------
 Total From
 Investment
 Operations              0.49       0.04      0.32      0.18       0.57       1.02
                      -------    -------   -------   -------    -------    -------
Distributions

 From Net
 Investment
 Income                (0.41)     (0.06)    (0.34)    (0.33)     (0.33)     (0.42)

 From Net
 Realized Gains            --         --        --    (0.17)     (0.16)     (0.12)
                      -------    -------   -------   -------    -------    -------
 Total
 Distributions         (0.41)     (0.06)    (0.34)    (0.50)     (0.49)     (0.54)
                      -------    -------   -------   -------    -------    -------
Net Asset Value,
End of Period          $10.78     $10.70    $10.72    $10.74     $11.06     $10.98
                      =======    =======   =======   =======    =======    =======

TOTAL RETURN(3)         4.58%      0.40%     3.01%     1.63%      5.31%      9.88%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to
Average Net Assets      0.74%   0.74%(4)     0.82%     0.84%      0.85%      0.85%

Ratio of Operating
Expenses to
Average Net Assets
(Before Expense
Waiver)                 0.74%   0.74%(4)     0.82%     0.84%      0.89%      0.93%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets              3.75%   3.60%(4)     3.21%     3.01%      3.01%      3.78%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets (Before
Expense Waiver)         3.75%   3.60%(4)     3.21%     3.01%      2.97%      3.70%

Portfolio Turnover
Rate                     101%        62%       27%       43%    815%(5)        48%

Net Assets, End of
Period (in
thousands)            $12,233    $19,288   $36,834  $123,399   $120,606   $107,770

(1)  April 1, 2006 through May 31, 2006. Long-Term Tax-Free's fiscal year end was changed from March 31 to May 31, resulting in a two-month annual reporting period. For the years before May 31, 2006, Long-Term Tax-Free's fiscal year was March 31 (see Note 8).

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges. Total returns for periods less than one year are not annualized.
     The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover rate includes the effect of using U.S. Treasuries in same day trades to manage interest rate risk. The rate would be 238% if this trading activity was excluded from the calculation.

See Notes to Financial Statements.

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59

Long-Term Tax-Free

B Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
                         2007    2006(1)      2006      2005      2004     2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period    $10.70     $10.72    $10.73    $11.06    $10.98   $10.50
                      -------    -------   -------   -------   -------  -------
Income From
Investment
Operations

 Net Investment
 Income (Loss)           0.32       0.05   0.27(2)   0.26(2)   0.26(2)  0.34(2)

 Net Realized
 and Unrealized
 Gain (Loss)             0.08     (0.02)    (0.01)    (0.16)      0.24     0.61
                      -------    -------   -------   -------   -------  -------
 Total From
 Investment
 Operations              0.40       0.03      0.26      0.10      0.50     0.95
                      -------    -------   -------   -------   -------  -------
Distributions

 From Net
 Investment
 Income                (0.32)     (0.05)    (0.27)    (0.26)    (0.26)   (0.35)

 From Net
 Realized Gains            --         --        --    (0.17)    (0.16)   (0.12)
                      -------    -------   -------   -------   -------  -------
 Total
 Distributions         (0.32)     (0.05)    (0.27)    (0.43)    (0.42)   (0.47)
                      -------    -------   -------   -------   -------  -------
Net Asset Value,
End of Period          $10.78     $10.70    $10.72    $10.73    $11.06   $10.98
                      =======    =======   =======   =======   =======  =======

TOTAL RETURN(3)         3.80%      0.28%     2.42%     0.89%     4.62%    9.16%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to
Average Net Assets      1.49%   1.49%(4)     1.50%     1.50%     1.50%    1.50%

Ratio of Operating
Expenses to
Average Net Assets
(Before Expense
Waiver)                 1.49%   1.49%(4)     1.54%     1.52%     1.54%    1.58%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets              3.00%   2.85%(4)     2.49%     2.36%     2.39%    3.11%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets (Before
Expense Waiver)         3.00%   2.85%(4)     2.45%     2.34%     2.35%    3.03%

Portfolio Turnover
Rate                     101%        62%       27%       43%   815%(5)      48%

Net Assets, End of
Period (in
thousands)             $1,416     $2,046    $2,081    $2,483    $2,674   $3,533

(1)  April 1, 2006 through May 31, 2006. Long-Term Tax-Free's fiscal year end was changed from March 31 to May 31, resulting in a two-month annual reporting period. For the years before May 31, 2006, Long-Term Tax-Free's fiscal year was March 31 (see Note 8).

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges. Total returns for periods less than one year are not annualized.
     The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover rate includes the effect of using U.S. Treasuries in same day trades to manage interest rate risk. The rate would be 238% if this trading activity was excluded from the calculation.

See Notes to Financial Statements.

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60

Long-Term Tax-Free

C Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
                                                                 2007    2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                           $10.70     $10.72
                                                              -------    -------
Income From Investment Operations

 Net Investment Income (Loss)                                    0.32       0.05

 Net Realized and Unrealized Gain (Loss)                         0.08     (0.02)
                                                              -------    -------
 Total From Investment Operations                                0.40       0.03
                                                              -------    -------
Distributions

 From Net Investment Income                                    (0.32)     (0.05)
                                                              -------    -------
Net Asset Value, End of Period                                 $10.78     $10.70
                                                              =======    =======
TOTAL RETURN(2)                                                 3.80%      0.26%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets               1.49%   1.49%(3)

Ratio of Net Investment Income (Loss) to Average Net Assets     3.00%   2.85%(3)

Portfolio Turnover Rate                                          101%        62%

Net Assets, End of Period (in thousands)                          $41        $25

(1)  April 3, 2006 (commencement of sale) through May 31, 2006.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges. Total returns for periods less than one year are not annualized.
     The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3)  Annualized.

See Notes to Financial Statements.

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61

High-Yield Municipal

Investor Class
For a Share Outstanding Throughout the Years Ended May 31
                                       2007      2006     2005      2004      2003
PER-SHARE DATA

Net Asset Value, Beginning of
Period                               $10.50    $10.50   $10.04    $10.25     $9.87
                                    -------   -------  -------   -------   -------
Income From Investment Operations

 Net Investment Income (Loss)          0.51      0.50     0.51      0.52      0.53

 Net Realized and
 Unrealized Gain (Loss)                0.18     --(1)     0.46    (0.21)      0.38
                                    -------   -------  -------   -------   -------
 Total From
 Investment Operations                 0.69      0.50     0.97      0.31      0.91
                                    -------   -------  -------   -------   -------
Distributions

 From Net Investment Income          (0.51)    (0.50)   (0.51)    (0.52)    (0.53)
                                    -------   -------  -------   -------   -------
Net Asset Value, End of Period       $10.68    $10.50   $10.50    $10.04    $10.25
                                    =======   =======  =======   =======   =======

TOTAL RETURN(2)                       6.70%     4.91%    9.84%     3.07%     9.40%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                    0.62%     0.62%    0.63%     0.64%     0.64%

Ratio of Net Investment Income
(Loss) to Average Net Assets          4.80%     4.80%    4.92%     5.06%     5.22%

Portfolio Turnover Rate                 36%       16%      30%       27%       43%

Net Assets, End of Period (in
thousands)                          $97,254   $84,896  $62,945   $54,340   $53,621

(1)  Per-share amount was less than $0.005.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

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62

High-Yield Municipal

A Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
                                     2007       2006     2005      2004    2003(1)
PER-SHARE DATA

Net Asset Value, Beginning of
Period                             $10.50     $10.50   $10.04    $10.25     $10.06
                                  -------    -------  -------   -------    -------
Income From Investment
Operations

 Net Investment
 Income (Loss)                       0.48       0.48     0.48      0.49       0.17

 Net Realized and
 Unrealized Gain (Loss)              0.18      --(2)     0.46    (0.21)       0.19
                                  -------    -------  -------   -------    -------
 Total From
 Investment Operations               0.66       0.48     0.94      0.28       0.36
                                  -------    -------  -------   -------    -------
Distributions

 From Net
 Investment Income                 (0.48)     (0.48)   (0.48)    (0.49)     (0.17)
                                  -------    -------  -------   -------    -------
Net Asset Value, End of Period     $10.68     $10.50   $10.50    $10.04     $10.25
                                  =======    =======  =======   =======    =======

TOTAL RETURN(3)                     6.43%      4.65%    9.56%     2.81%      3.57%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets               0.87%      0.87%    0.88%     0.89%   0.88%(4)

Ratio of Net Investment
Income (Loss) to Average Net
Assets                              4.55%      4.55%    4.67%     4.81%   5.03%(4)

Portfolio Turnover Rate               36%        16%      30%       27%     43%(5)

Net Assets, End of Period (in
thousands)                       $158,622   $129,681  $79,154   $33,335     $2,117

(1)  January 31, 2003 (commencement of sale) through May 31, 2003.

(2)  Per-share amount was less than $0.005.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges. Total returns for periods less than one year are not annualized.
     The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended May 31, 2003.

See Notes to Financial Statements.

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63

High-Yield Municipal

B Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
                                     2007      2006      2005     2004    2003(1)
PER-SHARE DATA

Net Asset Value, Beginning of
Period                             $10.50    $10.50    $10.04   $10.25     $10.06
                                  -------   -------   -------  -------    -------
Income From
Investment Operations

 Net Investment
 Income (Loss)                       0.40      0.40      0.40     0.42       0.15

 Net Realized and
 Unrealized Gain (Loss)              0.18     --(2)      0.46   (0.21)       0.19
                                  -------   -------   -------  -------    -------
 Total From
 Investment Operations               0.58      0.40      0.86     0.21       0.34
                                  -------   -------   -------  -------    -------
Distributions

 From Net Investment Income        (0.40)    (0.40)    (0.40)   (0.42)     (0.15)
                                  -------   -------   -------  -------    -------
Net Asset Value, End of Period     $10.68    $10.50    $10.50   $10.04     $10.25
                                  =======   =======   =======  =======    =======

TOTAL RETURN(3)                     5.64%     3.87%     8.75%    2.05%      3.44%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                  1.62%     1.62%     1.63%    1.64%   1.63%(4)

Ratio of Net Investment Income
(Loss) to Average Net Assets        3.80%     3.80%     3.92%    4.06%   4.35%(4)

Portfolio Turnover Rate               36%       16%       30%      27%     43%(5)

Net Assets, End of Period (in
thousands)                         $4,790    $4,468    $3,573   $2,541       $708

(1)  January 31, 2003 (commencement of sale) through May 31, 2003.

(2)  Per-share amount was less than $0.005.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges. Total returns for periods less than one year are not annualized.
     The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended May 31, 2003.

See Notes to Financial Statements.

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64

High-Yield Municipal

C Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
                                     2007      2006      2005     2004    2003(1)
PER-SHARE DATA

Net Asset Value, Beginning of
Period                             $10.50    $10.50    $10.04   $10.25     $10.03
                                  -------   -------   -------  -------    -------
Income From Investment
Operations

 Net Investment
 Income (Loss)                       0.40      0.40      0.40     0.43       0.39

 Net Realized and
 Unrealized Gain (Loss)              0.18     --(2)      0.46   (0.21)       0.22
                                  -------   -------   -------  -------    -------
 Total From
 Investment Operations               0.58      0.40      0.86     0.22       0.61
                                  -------   -------   -------  -------    -------
Distributions

 From Net Investment Income        (0.40)    (0.40)    (0.40)   (0.43)     (0.39)
                                  -------   -------   -------  -------    -------
Net Asset Value, End of Period     $10.68    $10.50    $10.50   $10.04     $10.25
                                  =======   =======   =======  =======    =======

TOTAL RETURN(3)                     5.64%     3.86%     8.74%    2.20%      6.15%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                  1.62%     1.62%     1.63%    1.54%   1.39%(4)

Ratio of Net Investment Income
(Loss) to Average Net Assets        3.80%     3.80%     3.92%    4.16%   4.55%(4)

Portfolio Turnover Rate               36%       16%       30%      27%     43%(5)

Net Assets, End of Period (in
thousands)                        $38,287   $29,862   $16,967   $8,457     $1,454

(1)  July 24, 2002 (commencement of sale) through May 31, 2003.

(2)  Per-share amount was less than $0.005.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include any applicable sales charges. Total returns for periods less than one year are not annualized.
     The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended May 31, 2003.

See Notes to Financial Statements.

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65

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the American Century Municipal Trust and Shareholders of
the Arizona Municipal Bond Fund, Florida Municipal Bond Fund, Long-Term
Tax-Free Fund and High-Yield Municipal Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Arizona
Municipal Bond Fund, Florida Municipal Bond Fund, Long-Term Tax-Free Fund and
High-Yield Municipal Fund (four of the six funds in the American Century
Municipal Trust hereafter referred to as the "Funds") at May 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the
United States of America. These financial statements and financial highlights
(hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
July 17, 2007

------
66

MANAGEMENT

The individuals listed below serve as trustees or officers of the funds. Each trustee serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent trustees is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees. Those listed as interested trustees are
"interested" primarily by virtue of their engagement as trustees and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC)
or its wholly owned, direct or indirect, subsidiaries, including the funds'
investment advisor, American Century Investment Management, Inc. (ACIM); the
funds' principal underwriter, American Century Investment Services, Inc.
(ACIS); and the funds' transfer agent, American Century Services, LLC (ACS).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, trustees or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The trustees serve in this capacity for eight registered investment companies in the American
Century family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 investment companies advised by ACIM or American Century
Global Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed.
No officer is compensated for his or her service as an officer of the funds.
The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INTERESTED TRUSTEE

JONATHAN S. THOMAS
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUNDS: Advisory Board Member (since 2007) and President
(since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries; Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 109
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

INDEPENDENT TRUSTEES

JOHN FREIDENRICH
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Trustee (since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member and Manager, Regis
Management Company, LLC (April 2004 to present); Partner and Founder, Bay
Partners (Venture capital firm, 1976 to present); Partner and Founder, Ware &
Freidenrich (1968 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

------
67

RONALD J. GILSON
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Trustee (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of
Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

KATHRYN A. HALL
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: Trustee (since 2001)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman and Co-Chief
Executive Officer and Chief Investment Officer, Offit Hall Capital Management,
LLC (April 2002 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

PETER F. PERVERE
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Advisory Board Member (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Intraware, Inc.

MYRON S. SCHOLES
1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1941
POSITION(S) HELD WITH FUND: Trustee (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Platinum Grove Asset
Management, L.P., and a Partner, Oak Hill Capital Management (1999 to
present); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate
School of Business (1996 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Chicago Mercantile Exchange
(2000 to present)

JOHN B. SHOVEN
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Trustee (since 2002)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Professor of Economics, Stanford
University (1973 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Cadence Design Systems (1992 to
present)

JEANNE D. WOHLERS
1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Trustee (since 1984)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Director and Partner,
Windy Hill Productions, LP (educational software)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

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68

OFFICERS

MARYANNE ROEPKE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); Treasurer and Chief Financial Officer, various American
Century funds (July 2000 to August 2006). Also serves as: Senior Vice
President, ACS

CHARLES A. ETHERINGTON
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUNDS: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (November
2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; and
Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present) and Controller, various American Century funds (1997 to
September 2006)

C. JEAN WADE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1964
POSITION(S) HELD WITH FUND: Controller (since 1996)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present)

JON ZINDEL
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the funds' trustees and is available without charge, upon request, by calling 1-800-345-2021.

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69

SHARE CLASS INFORMATION

Four classes of shares are authorized for sale by Arizona Municipal Bond,
Florida Municipal Bond and High-Yield Municipal: Investor Class, A Class, B
Class and C Class. Five classes of shares are authorized for sale by Long-Term
Tax-Free: Investor Class, Institutional Class, A Class, B Class and C Class.
The total expense ratio of Institutional Class shares is lower than that of
Investor Class shares. The total expense ratios of A Class, B Class and C
Class shares are higher than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of Investor Class shares.

A CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, and insurance companies. A Class shares are sold at their offering price, which is net asset value plus an initial sales charge that ranges from 4.50% to 0.00% for fixed-income funds, depending on the amount invested. The initial sales charge is deducted from the purchase amount before it is invested. A Class shares may be subject to a contingent deferred sales charge (CDSC). There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The prospectus contains information regarding reductions and waivers of sales charges for A Class shares. The unified management fee for A Class shares is the same as for
Investor Class shares. A Class shares also are subject to a 0.25% annual Rule
12b-1 distribution and service fee.

B CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, and insurance companies. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from
5.00% during the first year after purchase to 0.00% after the sixth year.
There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for B Class shares is the same as for Investor Class shares. B Class shares also are subject to a 1.00% annual
Rule 12b-1 distribution and service fee. B Class shares automatically convert to A Class shares (with lower expenses) eight years after their purchase date.

C CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a CDSC of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains.
The unified management fee for C Class shares is the same as for Investor
Class shares. C Class shares also are subject to a Rule 12b-1 distribution and service fee of 1.00%.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

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70

ADDITIONAL INFORMATION

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

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71

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The LEHMAN BROTHERS MUNICIPAL BOND INDEX is a market value-weighted index designed for the long-term tax-exempt bond market.

The LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX is composed of those securities included in the Lehman Brothers Municipal Bond Index that are investment-grade and have maturities between two and four years.

The LEHMAN BROTHERS LONG-TERM MUNICIPAL BOND INDEX is composed of those securities included in the Lehman Brothers Municipal Bond Index that have maturities greater than 22 years.

The LEHMAN BROTHERS MUNICIPAL 5-YEAR GENERAL OBLIGATION (GO) INDEX is composed of investment-grade U.S. municipal securities, with maturities of four to six years, that are general obligations of a state or local government.

The LEHMAN BROTHERS NON-INVESTMENT-GRADE MUNICIPAL BOND INDEX is composed of non-investment grade U.S. municipal securities with a remaining maturity of one year or more.

The LEHMAN BROTHERS U.S. AGGREGATE INDEX represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S.
dollar- denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The LEHMAN BROTHERS U.S. TREASURY INDEX is composed of those securities included in the Lehman Brothers U.S. Aggregate Index that are public obligations of the U.S. Treasury with a remaining maturity of one year or more.

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72

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

INVESTORS USING ADVISORS: 1-800-378-9878

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS: 1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUNICIPAL TRUST

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0707
SH-ANN-55129N

ITEM 2.  CODE OF ETHICS.

a.   The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

b.   No response required.

c.   None.

d.   None.

e.   Not applicable.

f.   The registrant's Code of Ethics for Senior Financial Officers was filed as
     Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.'s
     Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on
     September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)    The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)    Jeanne D. Wohlers and Ronald J. Gilson are the registrant's designated audit committee  financial experts.  They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)    Not applicable.

(b)       No response required.

(c)       No response required.

(d)       No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

         FY 2006:  $118,626
         FY 2007:  $119,367

(b)  Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were as follows:

         For services rendered to the registrant:

         FY 2006:  $0
         FY 2007:  $0

         Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
         2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

         FY 2006:  $0
         FY 2007:  $0

(c)  Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

         For services rendered to the registrant:

         FY 2006:  $20,431
         FY 2007:  $23,895

These services included review of federal and state income tax forms and federal excise tax forms.

         Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
         2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

         FY 2006:  $0
         FY 2007:  $0

(d)  All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

         For services rendered to the registrant:

         FY 2006:  $0
         FY 2007:  $0

         Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
         2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

         FY 2006:  $0
         FY 2007:  $0

(e)(1)   In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation
         S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant's audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of
         Regulation S-X, the registrant's audit committee also pre-approves its accountant's engagements for non-audit services with the registrant's investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)   All services described in each of paragraphs (b) through (d) of this
         Item were pre-approved before the engagement by the registrant's audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation
         S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

 (f)     The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than 50%.

(g)      The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

         FY 2006:  $249,764
         FY 2007:  $162,542

(h)      The registrant's investment adviser and accountant have notified the registrant's audit committee of all non-audit services that were rendered by the registrant's accountant to the registrant's investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant's audit committee included sufficient details regarding such services to allow the registrant's audit committee to consider the continuing independence of its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
     1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of
     1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)    Registrant's Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation
          Portfolios, Inc.'s Certified Shareholder Report on Form N-CSR, File
          No. 811-21591, on September 29, 2005.

(a)(2)    Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment
          Company Act of 1940, are filed and attached hereto as Exhibit
          99.302CERT.

(a)(3)    Not applicable.

(b)       A certification by the registrant's chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   AMERICAN CENTURY MUNICIPAL TRUST

         /s/ Jonathan S. Thomas
By:      ----------------------------------------
         Name:  Jonathan S. Thomas
         Title: President

Date:    July 20, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         /s/ Jonathan S. Thomas
By:      ----------------------------------------
         Name:  Jonathan S. Thomas
         Title: President
                (principal executive officer)

Date:    July 20, 2007

         /s/ Robert J. Leach
By:      ----------------------------------------
         Name:  Robert J. Leach
         Title: Vice President, Treasurer, and
                Chief Financial Officer
                (principal financial officer)

Date:    July 20, 2007